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                                                                   EXHIBIT 99.14

                     STATE STREET BANK AND TRUST COMPANY
                       EDUCATION INDIVIDUAL RETIREMENT
                         CUSTODIAL ACCOUNT AGREEMENT

  Articles I - X are in the form promulgated by the Internal Revenue Service in form 5305-EA.

ARTICLE I.

  The Custodian may accept additional cash contributions. These contributions may be from the Depositor, or from any other individual, for the benefit of the Designated Beneficiary, provided the Designated Beneficiary has not attained the age of 18 as of the date such contributions are made. Total contributions that are not rollover contributions described in section 530(d) (5) are limited to a maximum amount of $500 for the taxable year.

ARTICLE II.

  The maximum aggregate contribution that an individual may make to the Custodial Account in any year may not exceed the $500 in total contributions that the Custodial Account can receive. In addition, the maximum aggregate contribution that an individual may make to the Custodial Account in any year is phased out for unmarried individuals who have modified adjusted gross income
(AGI) between $95,000 and $110,000 for the year of the contribution and for married individuals who file joint returns with modified AGI between $150,000 and $160,000 for the year for the contribution. Unmarried individuals with modified AGI above $110,000 for the year and married individuals who file joint returns and have modified AGI above $160,000 for the year may not make a contribution for that year. Modified AGI is defined in section 530(c)(2).

ARTICLE III.

  No part of the Custodial Account funds may be invested in life insurance contracts, nor may the assets of the Custodial Account be commingled with other property except in a common investment fund (within the meaning of section 530(b)(1)(D).

ARTICLE IV.

  1. Any balance to the credit of the Designated Beneficiary on the date on which such Designated Beneficiary attains age 30 shall be distributed to the Designated Beneficiary within 30 days of such date.

  2. Any balance to the credit of the Designated Beneficiary shall be distributed to the estate of the Designated Beneficiary within 30 days of the date of such Designated Beneficiary's death.

ARTICLE V.

  The Depositor shall have the power to direct the Custodian regarding the investment of the above-listed amount assigned to the Custodial Account (including earnings thereon) in the investment choices offered by the Custodian. The Responsible Individual, however, shall have the power to redirect the Custodian regarding the investment of such amounts, as well as the power to direct the Custodian regarding the investment of all additional contributions (including earnings thereon) to the Custodial Account. In the event that the Responsible Individual does not direct the Custodian regarding the investment of additional contributions (including earnings thereon), the initial investment direction of the Depositor also will govern all additional contributions made to the Custodial Account until such time as the Responsible Individual otherwise directs the Custodian. Unless otherwise provided in this agreement, the Responsible Individual also shall have the power to direct the Custodian regarding the administration, management, and distribution of the Account.

ARTICLE VI.

  The "Responsible Individual" named by the Depositor shall be a parent or guardian of the designated beneficiary. The Custodial Account shall have only one Responsible Individual at any time. If the Responsible Individual becomes incapacitated or dies while the Designated Beneficiary is a minor under state law, the successor Responsible Individual shall be the person named to succeed in that capacity by the preceding Responsible Individual in a witnessed writing or, if no successor is so named, the successor Responsible Individual shall be the Designated Beneficiary's other parent or successor guardian. At the time that the Designated Beneficiary attains the age of majority under state law, the Designated Beneficiary becomes the Responsible Individual.

ARTICLE VII.

  The Responsible Individual may change the Beneficiary designated under this agreement to another member of the Designated Beneficiary's family described in section 529(e)(2) in accordance with the Custodian's procedures.

ARTICLE VIII.

  1. The Depositor agrees to provide the Custodian with the information necessary for the Custodian to prepare any reports required under section 530(h).

  2. The Custodian agrees to submit reports to the Internal Revenue Service and the Responsible Individual as prescribed by the Internal Revenue Service.

ARTICLE IX.

  Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through IV will be controlling. Any additional articles that are not consistent with section 530 and related regulations will be invalid.

ARTICLE X.

  This Agreement will be amended from time to time to comply with the provisions of the Code and related regulations. Other amendments may be made with the consent of the Depositor and the Custodian whose signatures appear on the Adoption Agreement.

ARTICLE XI.

  1. As used in this Custodial Agreement the following terms have the following meanings:

  "Account" or "Custodial Account" means the Education Individual Retirement Account established using the terms of this Agreement and the Adoption Agreement signed by or on behalf of the Student.

  The term "Student" means the person designated as such in the Adoption Agreement (or on a form acceptable to the Custodian for use in connection with the Custodial Account, and filed with the Custodian). The individual who is the "Student" (as used in this Article XI) and the individual who is the "Designated Beneficiary" (as used in Articles I through XI) are the same.

  The Student may, in writing on such form as may be acceptable to the Custodian designate another person, who is a "family member" of the Student (with in the meaning of section 529(e)(2) of the Code) who is under the age of 30 as the successor Designated Beneficiary and Student with respect to the Custodial Account hereunder, and thereafter such individual will be the Designated Beneficiary and the Student for purposes of Articles I through X and Article XI respectively.

  The term "Donor" means the person designated as such in the Adoption Agreement (or on a form acceptable to the Custodian for use in connection with the Custodial Account, and filed with the Custodian.) The individual who is the "Donor" (as used in this Article XI) and the individual who is the "Depositor" (as used in Articles I through XI) are the same.

  "Custodian" means State Street Bank and Trust Company.

  The term "Parent" means the person designated as such in the Adoption Agreement (or a form acceptable to the Custodian for use in connection with the Custodial Account). The individual who is the "Parent" (as used in this Article
XI) and the individual who is the "Responsible Individual" (as used in Articles I through XI) are the same.

  "Fund" means any registered investment company which is specified in the Adoption Agreement, or which is advised, sponsored or distributed by Sponsor; provided, however, that such a mutual fund or registered investment company must be legally offered for sale in the state of the Student's residence.

  "Distributor" means the entity which has a contract with the Fund(s) to serve as distributor of the shares of such Fund(s).

  In any case where there is no Distributor, the duties assigned hereunder to the Distributor may be performed by the Fund(s) or by an entity that has a contract to perform management or investment advisory services for the Fund(s).

  "Service Company" means any entity employed by the Custodian or the Distributor, including the transfer agent for the Fund(s), to perform various administrative duties of either the Custodian or the Distributor.

  In any case where there is no Service Company, the duties assigned hereunder to the Service Company will be performed by the Distributor (if any) or by an entity specified in the second preceding paragraph.

  "Sponsor" means Century Capital Management.

  2. (a) Subject to the last paragraph of this Section 2(a), the Donor may revoke the Custodial Account established hereunder by mailing or delivering a written notice of revocation to the Custodian within seven days after the Donor first receives the Disclosure Statement related to the Custodial Account. Mailed notice is treated as given to the Custodian on date of the postmark (or on the date of Post Office certification or registration in the case of notice sent by certified or registered mail). Upon timely revocation, the Donor will receive a payment equal to the initial contribution, without adjustment for administrative expenses, commissions or sales charges, fluctuations in market value or other changes.

  The Donor may certify in the Adoption Agreement that the Donor received the Disclosure Statement related to the Custodial Account at least seven days before signing the Adoption Agreement to establish the Custodial Account, and the Custodian may rely on such certification.

  (b) After making a contribution to the Custodial Account for the benefit of the Student, and specifying the initial investment elections, all rights and obligations to, in and for the Account shall irrevocably inure to, and be enjoyed and exercised by, Student, and Donor shall have no such rights or obligations (unless Donor and Student or Parent are the same person or unless Donor revokes the Account in accordance with subsection (a) above).

  The Donor must sign the Adoption Agreement, and, for purposes of maintaining the Account, the Parent (identified in the Adoption Agreement) must execute all forms, applications, certifications and other documents on behalf of any Student who has not yet attained the age of majority as recognized by the laws of the Student's state of residence ("age of majority"). Any right, power, responsibility, authority or requirement given to the Student under this Agreement or any related document shall be exercised or carried out by such Parent on behalf of any Student who has not yet attained the age of majority. The Custodian's acceptance of the Account on behalf of a minor Student is expressly conditioned upon the Parent's acceptance of the rights and responsibilities accorded hereunder. Upon attainment of the age of majority under the laws of the Student's state of residence at such time, the Student may advise the Custodian in writing (accompanied by such documentation as the Custodian may require) that he or she is assuming sole responsibility to exercise all rights, powers, obligations, responsibilities, authorities or requirements associated with the Account. Upon such notice to the Custodian, the Student shall have and shall be responsible for all of the foregoing, the Custodian will deal solely with the Student as the person controlling the administration of the Account, and Parent shall thereafter have or exercise none of the foregoing. (Absent such written notice by Student, Custodian shall be under no obligation to acknowledge Student's right to exercise such powers and authority.)

  3. All contributions to the Custodial Account shall be invested and reinvested in full and fractional shares of one or more Funds. Such investments shall initially be made in such proportions and/or in such amounts as are specified in the Adoption Agreement or by other written notice to the Service Company (in such form as may be acceptable to the Service Company) may direct.

  Subsequent exchanges among Funds shall be made in accordance with written instructions from the Student. The Service Company shall be responsible for promptly transmitting all investment directions by the Student for the purchase or sale of shares of one or more Funds hereunder to the Funds' transfer agent for execution. However, if investment directions with respect to the investment of any contribution hereunder are not received initially from the Donor or thereafter from the Student as required or, if received, are unclear or incomplete in the opinion of the Service Company, the contribution may be paid to the Student, or may be held uninvested (or invested in a money market fund if available) pending clarification or completion by the Donor or the Student, as the case may be, in either case without liability for interest or for loss of income or appreciation. If any other directions or other orders by the Student with respect to the sale or purchase of shares of one or more Funds for the Custodial Account are unclear or incomplete in the opinion of the Service Company, the Service Company will refrain from carrying out such investment directions or from executing any such sale or purchase, without liability for loss of income or for appreciation or for depreciation of any asset, pending receipt of clarification or completion from the Student.

  All initial investment directions by the Donor or subsequent investment directions by the Student will be subject to any minimum initial or additional investment or minimum balance rules applicable to a Fund as described in its prospectus.

  All dividends and capital gains or other distributions received on the shares of any Fund held in the Account shall be (unless received in additional shares) reinvested in full and fractional shares of such Fund (or any other Fund offered by the Sponsor, if so directed).

  4. Subject to the minimum initial or additional investment, minimum balance and other exchange rules applicable to a Fund, the Student may at any time direct the Service Company to exchange all or a specified portion of the shares of a Fund in the Account for shares and fractional shares of one or more other Funds. The Student shall give such directions by written notice acceptable to the Service Company, and the Service Company will process such directions as soon as practicable after receipt thereof (subject to the second paragraph of Section 3 of this Article XI.)

  5. Any purchase or redemption of shares of a Fund for or from the Account will be effected at the public offering price or net asset value of such Fund (as described in the then effective prospectus for such Fund) next established after the Service Company has transmitted the Student's investment directions to the transfer agent for the Fund(s).

  Any purchase, exchange, transfer or redemption of shares of a Fund for or from the Account will be subject to any applicable sales, redemption or other charge as described in the then effective prospectus for such Fund.

  6. The Service Company shall maintain adequate records of all purchases or sales of shares of one or more Funds for the Student's Custodial Account. Any Account maintained in connection herewith shall be in the name of the Custodian for the benefit of the Student. All assets of the Custodial Account shall be registered in the name of the Custodian or of a suitable nominee. The books and records of the Custodian shall show that all such investments are part of the Custodial Account.

  The Custodian shall maintain or cause to be maintained adequate records reflecting transactions of the Custodial Account. In the discretion of the Custodian, records maintained by the Service Company with respect to the Account hereunder will be deemed to satisfy the Custodian's recordkeeping responsibilities therefor. The Service Company agrees to furnish the Custodian with any information the Custodian requires to carry out the Custodian's recordkeeping responsibilities.

  7. Neither the Custodian nor any other party providing services to the Custodial Account will have any responsibility for rendering advice with respect to the investment and reinvestment of the Custodial Account, nor shall such parties be liable for any loss or diminution in value which results from Student's exercise of investment control over the Account. Student shall have and exercise exclusive responsibility for and control over the investment of the assets of the Account, and neither Custodian nor any other such party shall have any duty to question his directions in that regard or to advise him regarding the purchase, retention or sale of shares of one or more Funds for the Custodial Account.

  8. The Student may in writing appoint an investment advisor with respect to the Custodial Account on a form acceptable to the Custodian and the Service Company. The investment advisor's appointment will be in effect until written notice to the contrary is received by the Custodian and the Service Company. While an investment advisor's appointment is in effect, the investment advisor may issue investment directions or may issue orders for the sale or purchase of shares of one or more Funds to the Service Company, and the Service Company will be fully protected in carrying out such investment directions or orders to the same extent as if they had been given by the Student.

  The Student's appointment of any investment advisor will also be deemed to be instructions to the Custodian and the Service Company to pay such investment advisor's fees to the investment advisor from the Custodial Account hereunder without additional authorization by the Student or the Custodian.

  9. (a) Distribution of the assets of the Custodial Account shall be made at such time and to such person or entity as the Student shall elect by written order to the Custodian. The Student will be responsible for (and the Custodian will have no responsibility for) including and reporting any distribution from the Account in the gross income of the Student in a manner consistent with Code section 72 and Code section 530 (which sections provide that distributions shall be considered to consist of principal (not subject to tax) and earnings (which may or may not be subject to tax), unless such distribution is used to pay the qualified education expenses of the Student (as defined in Code Section 530) and such qualified education expenses for the tax year are not less than the aggregate distributions from the Account during the tax year; and provide further that, if the aggregate distributions exceed the qualified education expenses for the Student for that year, the amount that must be included as income for tax purposes is determined by first determining the ratio that the qualified higher education expenses bear to the actual withdrawal. The portion of the withdrawal that is potentially subject to taxation -- the amount of gains or dividends -- is then multiplied by that percentage amount. The resultant sum is the amount excludable from income; and additionally provide further that the Student may waive application of the foregoing sentence and elect tax treatment in accordance with Code Section 72).

  (b) Student acknowledges that any distribution of a taxable amount from the Custodial Account (except for distributions specified in Code Section 530, including distribution on account of Student's disability or death, return of an "excess contribution" referred to in Code section 530(d)(4)(C), a "rollover" from this Custodial Account, or distributions made on account of a qualified scholarship, allowance or payment described in Code section 25A(g) (2)), may subject Student to an additional tax on distributions under Code section 530(d)(4). For these purposes, Student will be considered disabled if Student can prove, as provided in Code Section 72(m)(7), that Student is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration. Neither the Custodian nor any other party providing services to the Custodial Account assumes any responsibility for monitoring or approving the purposes for which such distributions are used, nor for the tax treatment accorded any distribution from the Custodial Account; such responsibility rests solely with the person ordering the distribution.

  (c) Any balance remaining in the Account when the Student attains age 30 is, pursuant to Code section 530, to be distributed to the Student. The Student has the responsibility to notify the Custodian to make such distribution and the Student will be responsible for any tax consequences of not so directing the Custodian. However, the Custodian may, based upon its records, make a distribution to the Student upon the Student's attaining age 30 to the extent required by law, and/or the Custodian will report the balance in the Account at such time as a "deemed distribution" to the extent required by law, and the Custodian will have no responsibility for so doing.

  (d) Upon the death of the Student, any balance remaining in the Account will be distributed to the Student's estate in the manner required by Code section 530, and the Custodian will have no responsibility for making such a distribution, or for not making such distribution in the absence of instructions to do so from the legal representative of the Student's estate.

  10. The Custodian assumes (and shall have) no responsibility to make any distribution except upon the written order of Student containing such information as the Custodian may reasonably request (provided that the Custodian may make distributions on its own initiative to the extent specifically provided for in Section 9 of this Article XI) Also, before making any distribution or honoring any assignment of the Custodial Account, Custodian shall be furnished with any and all applications, certificates, tax waivers, signature guarantees and other documents (including proof of any legal representative's authority) deemed necessary or advisable by Custodian, but Custodian shall not be responsible for complying with any order or instruction which appears on its face to be genuine, or for refusing to comply if not satisfied it is genuine, and Custodian has no duty of further inquiry. Any distributions from the Account may be mailed, first-class postage prepaid, to the last known address of the person or entity who is to receive such distribution, as shown on the Custodian's records, and such distribution shall to the extent thereof completely discharge the Custodian's liability for such payment.

  11. (a) The Student agrees to provide information to the Custodian at such time and in such manner as may be necessary for the Custodian to prepare any reports required under Section 530(h) of the Code.

  (b) The Custodian or the Service Company will submit reports to the Internal Revenue Service and the Student at such time and manner and containing such information as is prescribed by the Internal Revenue Service.

  (c) The Student, Custodian and Service Company shall furnish to each other such information relevant to the Custodial Account as may be required under the Code and any regulations issued or forms adopted by the Internal Revenue Service thereunder or as may otherwise be necessary for the administration of the Custodial Account.

  (d) The Student and/or the Donor shall file any reports to the Internal Revenue Service which are required of either of them by law, and neither the Custodian nor Service Company shall have any duty to advise either concerning or monitor either's compliance with such requirement.

  12. (a) Student retains the right to amend this Custodial Account document in any respect at any time, effective on a stated date which shall be at least 60 days after giving written notice of the amendment (including its exact terms) to Custodian by registered or certified mail, unless Custodian waives notice as to such amendment. If the Custodian does not wish to continue serving as such under this Custodial Account document as so amended, it may resign in accordance with
Section 16 below.

  (b) Student delegates to the Custodian the Student's right so to amend, provided (i) the Custodian does not change the investments available under the Custodial Agreement and (ii) the Custodian amends in the same manner all agreements comparable to this one, having the same Custodian, permitting comparable investments, and under which such power has been delegated to it; this includes the power to amend retroactively if necessary or appropriate in the opinion of the Custodian in order to conform this Custodial Account to pertinent provisions of the Code and other laws or successor provisions of law, or to obtain a governmental ruling that such requirements are met, to adopt a prototype or master form of agreement in substitution for this Agreement, or as otherwise may be advisable in the opinion of the Custodian. Such an amendment by the Custodian shall be communicated in writing to Student, and Student shall be deemed to have consented thereto unless, within 30 days after such communication to Student is mailed, Student either (i) gives Custodian a written order for a complete distribution or transfer of the Custodial Account, or (ii) removes the Custodian and appoints a successor under Section 16 below.

  Pending the adoption of any amendment necessary or desirable to conform this Custodial Account document to the requirements of the Code, or any amendment thereto or to any applicable provision of the regulations or rulings thereunder, the Custodian and the Service Company may operate the Student's Custodial Account in accordance with such requirements to the extent that the Custodian and/or the Service Company deem necessary to preserve the tax benefits of the Account or otherwise necessary to meet all legal requirements.

  (c) Notwithstanding the provisions of subsections (a) and (b) above, no amendment shall increase the responsibilities or duties of Custodian without its prior written consent.

  (d) This Section 12 shall not be construed to restrict the Custodian's right to substitute fee schedules in the manner provided by Section 15 below, and no such substitution shall be deemed to be an amendment of this Agreement.

  13. (a) Custodian shall terminate the Custodial Account if this Agreement is terminated or if, within 30 days (or such longer time as Custodian may agree) after resignation or removal of Custodian under Section 16, Student or Sponsor, as the case may be, has not appointed a successor which has accepted such appointment. Termination of the Custodial Account shall be effected by distributing all assets thereof in a single payment in cash or in kind to Student, subject to Custodian's right to reserve funds as provided in Section 16.

  (b) Upon termination of the Custodial Account, this Custodial Account document shall have no further force and effect (except for Sections 14(f), 16(b) and (c) hereof which shall survive the termination of the Custodial Account and this document), and Custodian shall be relieved from all further liability hereunder or with respect to the Custodial Account and all assets thereof so distributed.

  14. (a) In its discretion, the Custodian may appoint one or more contractors or service providers to carry out any of its functions and may compensate them from the Custodial Account for expenses attendant to those functions.

  (b) The Service Company shall be responsible for receiving all instructions, notices, forms and remittances from Student and for dealing with or forwarding the same to the transfer agent for the Fund(s).

  (c) The parties do not intend to confer any fiduciary duties on Custodian or Service Company (or any other party providing services to the Custodial Account), and none shall be implied. Neither shall be liable (or assumes any responsibility) for the collection of contributions, the proper amount, time or tax treatment of any contribution to the Custodial Account or the propriety of any contributions under this Agreement, or the purpose, time, amount (including any required distribution amounts), tax treatment or propriety of any distribution hereunder, which matters are the sole responsibility of Student.

  (d) Not later than 60 days after the close of each calendar year (or after the Custodian's resignation or removal), the Custodian or Service Company shall file with Student a written report or reports reflecting the transactions effected by it during such period and the assets of the Custodial Account at its close. Upon the expiration of 60 days after such a report is sent to Student, the Custodian or Service Company shall be forever released and discharged from all liability and accountability to anyone with respect to transactions shown in or reflected by such report except with respect to any such acts or transactions as to which Student shall have filed written objections with the Custodian or Service Company within such 60 day period.

  (e) The Service Company shall deliver, or cause to be delivered, to Student all notices, prospectuses, financial statements and other reports to shareholders, proxies and proxy soliciting materials relating to the shares of the Funds(s) credited to the Custodial Account. No shares shall be voted, and no other action shall be taken pursuant to such documents, except upon receipt of adequate written instructions from Student.

  (f) Student and Parent shall always fully indemnify Service Company, Sponsor, Distributor, the Fund(s) and Custodian and save them harmless from any and all liability whatsoever which may arise either (i) in connection with this Agreement and the matters which it contemplates, except that which arises directly out of the Service Company's, Distributor's, Fund's, Sponsor's or Custodian's bad faith, gross negligence or willful misconduct, (ii) with respect to making or failing to make any distribution, other than for failure to make distribution in accordance with an order therefor which is in full compliance with Section 9, or (iii) actions taken or omitted in good faith by such parties. Neither Service Company nor Custodian shall be obligated or expected to commence or defend any legal action or proceeding in connection with this Agreement or such matters unless agreed upon by that party and Student, and unless fully indemnified for so doing to that party's satisfaction. The Custodian's acceptance of the contributions to this Account is expressly conditioned upon Parent's and Student's agreement with the foregoing, and with all other provisions of this Agreement. Exercise of any right, duty or responsibility by Parent (or Student, as the case may be) in connection with the Student's account shall be deemed to constitute acceptance of this condition.

  (g) The Custodian and Service Company shall each be responsible solely for performance of those duties expressly assigned to it in this Agreement, and neither assumes any responsibility as to duties assigned to anyone else hereunder or by operation of law.

  (h) The Custodian and Service Company may each conclusively rely upon and shall be protected in acting upon any written order from Student, or any investment advisor appointed under Section 8, or any other notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed, and so long as it acts in good faith, in taking or omitting to take any other action in reliance thereon. In addition, Custodian will carry out the requirements of any apparently valid court order relating to the Custodial Account and will incur no liability or responsibility for so doing.

  15. (a) The Custodian, in consideration of its services under this Agreement, shall receive the fees specified on the applicable fee schedule. The fee schedule originally applicable shall be the one specified in the Adoption Agreement or Disclosure Statement, as applicable. The Custodian may substitute a different fee schedule at any time upon 30 days' written notice to Student. The Custodian shall also receive reasonable fees for any services not contemplated by any applicable fee schedule and either deemed by it to be necessary or desirable or requested by Student.

  (b) Any income, gift, estate and inheritance taxes and other taxes of any kind whatsoever, including transfer taxes incurred in connection with the investment or reinvestment of the assets of the Custodial Account, that may be levied or assessed in respect to such assets, and all other administrative expenses incurred by the Custodian in the performance of its duties (including fees for legal services rendered to it in connection with the Custodial Account) shall be charged to the Custodial Account. If the Custodian is required to pay any such amount, the Student shall promptly upon notice thereof reimburse the Custodian.

  (c) All such fees and taxes and other administrative expenses charged to the Custodial Account shall be collected either from the amount of any contribution or distribution to or from the Account, or (at the option of the person entitled to collect such amounts) to the extent possible under the circumstances by the conversion into cash of sufficient shares of one or more Funds held in the Custodial Account (without liability for any loss incurred thereby). Notwithstanding the foregoing, the Custodian or Service Company may make demand upon the Student for payment of the amount of such fees, taxes and other administrative expenses. Fees which remain outstanding after 60 days may be subject to a collection charge.

  16. (a) Upon 30 days' prior written notice to the Custodian, Student or Sponsor, as the case may be, may remove it from its office hereunder. Such notice, to be effective, shall designate a successor custodian and shall be accompanied by the successor's written acceptance. The Custodian also may, but is not required to, at any time resign upon 30 days' prior written notice to Sponsor, whereupon Sponsor shall notify the Student, and shall appoint a successor to the Custodian. In connection with its resignation hereunder, the Custodian may, but is not required to, designate a successor custodian by written notice to the Student, or Sponsor and the Student or Sponsor will be deemed to have consented to such successor unless the Student or Sponsor designates a different successor custodian and provides written notice thereof together with such different successor's written acceptance by such date as the Custodian specifies in its original notice to the Student or Sponsor (provided that the Student will have a minimum 30 days to designated a different successor).

  (b) The successor custodian shall be a bank, insured credit union, or other person satisfactory to the Secretary of the Treasury under Code section 530(b)
(1)(B). Upon receipt by Custodian of written acceptance by its successor of such successor's appointment, Custodian shall transfer and pay over to such successor the assets of the Custodial Account and all records (or copies thereof) of Custodian pertaining thereto, provided that the successor custodian agrees not to dispose of any such records without the Custodian's consent. Custodian is authorized, however, to reserve such sum of money or property as it may deem advisable for payment of all its fees, compensation, costs, and expenses, or for payment of any other liabilities constituting a charge on or against the assets of the Custodial Account or on or against the Custodian, with any balance of such reserve remaining after the payment of all such items to be paid over to the successor custodian.

  (c) Any Custodian shall not be liable for the acts or omissions of its predecessor or its successor.

  17. References herein to the "Internal Revenue Code" or "Code" and sections thereof shall mean the same as amended from time to time, including successors to such sections.

  18. Except where otherwise specifically required in this Agreement, any notice from Custodian to any person provided for in this Agreement shall be effective if sent by first-class mail to such person at that person's last address on the Custodian's records.

  19. Student shall not have the right or power to anticipate any part of the Custodial Account or to sell, assign, transfer, pledge or hypothecate any part thereof. The Custodial Account shall not be liable for the debts of Student or subject to any seizure, attachment, execution or other legal process in respect thereof except to the extent required by law. At no time shall it be possible for any part of the assets of the Custodial Account to be used for or diverted to purposes other than for the exclusive benefit of the Student except to the extent required by law.

  20. When accepted by the Custodian, this Agreement is accepted in and shall be construed and administered in accordance with the laws of the state where the principal office of the Custodian is located. Any action involving the Custodian brought by any other party must be brought in such state.

  This Agreement is intended to qualify under Code section 530 as an Education IRA and to entitle Student to the tax benefits thereof, and if any provision hereof is subject to more than one interpretation or any term used herein is subject to more than one construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with that intent.

  However, the Custodian shall not be responsible for whether or not such intentions are achieved through use of this Agreement, and Student is referred to Student's attorney for any such assurances.

  21. Student (or Donor) should seek advice from Student's (or Donor's) attorney regarding the legal consequences (including but not limited to federal and state tax matters) of entering into this Agreement, making contributions to the Custodial Account, and ordering Custodian to make distributions from the Account. Student (and Donor) acknowledges that Custodian and Service Company (and any company associated therewith) are prohibited by law from rendering such advice.

  22. If any provision of any document governing the Custodial Account provides for notice, instructions or other communication from one party to another in writing, to the extent provided for in the procedures of the Custodian, Service Company or another party, any such notice, instructions or other communications may be given by telephonic, computer, other electronic or other means, and the requirement for written notice will be deemed satisfied.

  23. This Agreement and the Adoption Agreement signed by Student or Donor (as either may be amended) are the documents governing the Student's Custodial Account. Articles I through X are in the form promulgated by the Internal Revenue Service in Form 5305-EA for use in establishing and maintaining an Education IRA under Code section 530. If the Internal Revenue Service amends such form, the Custodian will amend this Agreement accordingly, and the Student specifically consents to such amendment in accordance with Section 12(b) hereof.

  24. The Donor and/or Student acknowledges that he or she has received and read the current prospectus for each Fund in which the Account is invested and the Individual Retirement Account Disclosure Statement related to the Account. The Donor and Student each represent under penalties of perjury that his or her Social Security number (or other Taxpayer Identification Number) as stated in the Adoption Agreement is correct.

                     STATE STREET BANK AND TRUST COMPANY
                        EDUCATION IRA INFORMATION KIT

INTRODUCTION
WHAT'S NEW IN THE WORLD OF IRAS?

  An Individual Retirement Account ("IRA") has always provided an attractive means to save money for the future on a tax-advantaged basis. A new law now makes IRAs an excellent vehicle to save for the expense of higher education. This new Education IRA allows taxpayers to make annual nondeductible contributions, which are not subject to any gift tax, of up to $500 on behalf of any beneficiary who is 18 years old or younger. Earnings and interest grow tax free, and qualified withdrawals from the Education IRA to pay for eligible higher education expenses are tax- and penalty-free. The Education IRA contribution limit phases out at modified adjusted gross income levels between $95,000 and $110,000 for single filers, and between $150,000 and $160,000 for married, joint return filers.

  Education IRAs are first available starting January 1, 1998.

  This Kit provides information on EDUCATION IRAS only. To learn more about the benefits and features of our Regular IRA or our new Roth IRA, call or write us at the phone number or address appearing below.

WHAT'S IN THIS KIT?

  In this Kit you will find detailed information about Education IRAs and everything needed to establish an Education IRA.

  The first section of this Kit contains the instructions and forms you will need to open a new Education IRA, or to transfer from another Education IRA to a State Street Bank Education IRA.

  The second section of this Kit contains the Education IRA Custodial Account Agreement, which provides the legal provisions governing your Education IRA.

  The third section of this Kit contains our Education IRA Disclosure Statement, which describes the basic rules applicable to your Education IRA.

OTHER POINTS TO NOTE

  The Disclosure Statement in this Kit provides you with the basic information that you should know about State Street Bank Education IRAs. The Disclosure Statement provides general information about the rules and features of Education IRAs. However, the State Street Bank and Trust Company Adoption Agreement and Education IRA Custodial Agreement, are the primary documents governing your State Street Bank Education IRA, and these shall govern in the case of any difference with the Disclosure Statement.

  Please note that Education IRAs are new under the tax laws and many legal issues concerning their operation have not yet been resolved. Also, since the information in this Kit is only a summary, it may not cover all the details that could affect your personal situation. Finally, this Kit does not address the tax treatment of Education IRAs under state laws, which may vary. Therefore, you should consult your own tax advisor or the IRS if you have any questions about Education IRAs, or about latest developments or state tax treatment of Education IRAs.

  When used in this Kit you or your refers to the person for whom the Education IRA is established. This individual is also called the Student. Where the use of you, your or Student refers to an obligation, responsibility or duty of the Student related to the Student's Education IRA, and the Student has not attained the age of majority in the state of residence ("age of majority"), the parent or guardian identified in the Adoption Agreement (the "Parent") must carry out the obligation, responsibility or duty on the Student's behalf. Acceptance by the Custodian of the contributions to the Account is expressly conditioned on the Parent's assumption of such duties and responsibilities.

INFORMATION FOR DONORS

  If you are a Donor other than a Student or Parent, read this information carefully. As a Donor, you must complete and sign the enclosed Adoption Agreement, designate the Student for whom the Education IRA is to be maintained, and complete the other required sections of the Agreement -- including the initial investment elections -- and submit the signed form to the Custodian, along with your contribution. Once you submit the Agreement with the contribution, you will have no further control over the account or the amount contributed (unless you revoke the account). The Student (or Parent) will control investment choices and can withdraw amounts at any time without your consent. No amounts will revert to you.

                             CENTURY SHARES TRUST

                     STATE STREET BANK AND TRUST COMPANY
              EDUCATION INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT

                  INSTRUCTIONS FOR OPENING AN EDUCATION IRA

    1. Read carefully the Education IRA Disclosure Statement, the Education Individual Retirement Custodial Account Agreement document, the Education IRA Adoption Agreement, and the prospectus(es) for any Fund(s) you are considering. Consult your lawyer or other tax adviser if you have any questions about how opening this Education IRA will affect your financial and tax situation or about the rules for contributions to or withdrawals from an Education IRA.

    2.  Complete the Education IRA Adoption Agreement

        o In Part 1, provide all of the requested information about the Student for whose benefit the Education IRA is being opened. The Student must be under age 18 for an Annual Contribution Education IRA, or under age 30 for a Rollover or Transfer from another Education IRA.

        o In Part 2, provide the requested information about the Parent or Guardian who will control the Account on behalf of any Student who has not yet reached the age of majority in his state of residence. (Leave blank if inapplicable.) Indicate status (mother, father, guardian). If "guardian," written proof of guardianship must accompany this form. The Parent's Social Security Number is optional.

               Only one person may be listed as the "Parent" in Part 2, even though the Student lives with both parents, or even if such person is actually the Student's guardian. In these materials, the term "Parent" refers to a parent or guardian who is listed in
               Part 2. NOTE: CONTRIBUTIONS BENEFITING A PARTICULAR STUDENT ARE LIMITED TO $500 PER YEAR. IF NECESSARY, THE PARENT SHOULD CHECK WITH ANY OTHER PARENT OR GUARDIAN OF THE STUDENT TO ENSURE THAT CONTRIBUTIONS FOR A YEAR ON THAT STUDENT'S BEHALF (FROM ALL OTHER SOURCES) DO NOT EXCEED THE MAXIMUM LIMIT.

        o  In Part 3, provide the requested information about the Donor.

               The Donor is the individual making a contribution to the Account and must sign this Agreement where indicated. The Student or Parent can be the Donor. Once the Donor has made the contribution and selected the initial investments, the Donor has no further rights or responsibilities related to the Account, unless the Donor is the Student or Parent.

               If no Donor is making a contribution to the Account (in other words, if the only contribution is a rollover or transfer from an existing Education IRA), leave Part 3 blank.

        o In Part 4, check the box (or boxes) that shows the type of Education IRA you are opening.

             o If this is an Annual Contribution Education IRA (one to which contributions may be made each year), check box A and enclose a check in the amount of the first contribution. UNLIKE REGULAR IRAS, contributions TO AN EDUCATION IRA MUST BE MADE BY DECEMBER 31 OF A YEAR. CONTRIBUTIONS FOR A PARTICULAR YEAR MAY NOT BE MADE BY APRIL 15 OF THE FOLLOWING YEAR. (Note: Although a Student may have more than one Annual Contribution Education IRA, the maximum annual contribution limit for all Annual Contribution Education IRAs benefiting that particular Student is $500 per year.)

             o If this is a rollover or transfer of funds from an existing
               Education IRA, check box B. Check the appropriate box to indicate whether the transaction is a rollover or direct transfer from another Education IRA custodian. (NOTE: You can only transfer or rollover amounts from another Education IRA; transfers or rollovers from Regular IRAs, Roth IRAs, an employer-sponsored plan, or any other similar arrangement are not permitted under federal law.) If this is a transfer directly from another custodian, complete the Transfer of Education IRA Assets Form.

             o Check the box to indicate the relationship between the Student for whom this account is being opened and the person for whose benefit the transferring account was maintained. This can be the same Student or a family member. (Note: Under federal law, transfers or rollovers are permissible only if they are made to an Education IRA for the same Student or another person who is under age 30 and a member of the original Student's family. "Family members" for this purpose are: child, step-child, child's or step-child's descendant, sibling, sibling's child, parent, step- parent, grandparent or the spouse of any of the foregoing.)

        o  In Part 5, indicate your investment choices.

        o  Sign and date the Adoption Agreement at the end.

    3. If you are transferring assets directly from an existing Education IRA, complete the Transfer of Education IRA Assets Form.

    4. The Custodian fees for maintaining your Education IRA are listed in the FEES AND EXPENSES section of the Disclosure Statement.

    5. Check to be sure you have properly completed all necessary forms and enclosed a check for the first contribution to your Education IRA (if applicable). Your Education IRA cannot be accepted without the properly completed documents.

    All checks should be payable to "CENTURY SHARES TRUST."

Special Note: If the Student for whose benefit this Education IRA is being opened is a minor under the laws of the Student's state of residence, acceptance by the Custodian of the contribution is expressly conditioned on the Parent's (as identified in Section 2 above) agreement to be responsible for all requirements of the Student, and to exercise the powers and duties of the Student, with respect to the operation of the Account, until Student reaches the age of majority. Upon reaching the age of majority in the state in which the Student then resides, the Student may advise the Custodian in writing (accompanied by any supporting documentation the Custodian may require) that he or she is assuming sole responsibility to exercise all powers and duties associated with the administration of the Account. Absent such written notice by Student, Custodian shall have no responsibility to acknowledge Student's exercise of such powers and duties of administration.

    Send the completed forms and checks to:

                             Century Shares Trust
                                P.O. Box 8329
                            Boston, MA 02266-8329

                             CENTURY SHARES TRUST

                     STATE STREET BANK AND TRUST COMPANY
              EDUCATION INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT
                              ADOPTION AGREEMENT

    The undersigned, by signing this Adoption Agreement, hereby establishes an Education Individual Retirement Account (the "Account") for the benefit of the Student with State Street Bank and Trust Company as Custodian ("Bank"). The terms of the Account are contained in the document entitled "State Street Bank and Trust Company Education Individual Retirement Custodial Account" (which is incorporated by reference) and this Adoption Agreement. The Account will be effective upon acceptance by Bank.

1.  STUDENT INFORMATION (SEE INSTRUCTIONS)

                                             [ ] [ ] [ ]-[ ] [ ]-[ ] [ ] [ ] [ ]
---------------------------------------       Student's Social Security Number
Print Full Name of Student
                                             (     )
---------------------------------------      -----------------------------------
Address                                      Student's Daytime Telephone Number

                                             Student's Date of Birth:    /  /
---------------------------------------      -----------------------------------
City     State                  Zip
--------------------------------------------------------------------------------
2.  PARENT INFORMATION (SEE INSTRUCTIONS -- ONLY ONE PARENT SHOULD BE LISTED)

---------------------------------------     [ ] Mother  [ ] Father  [ ] Guardian
*Print Full Name of Parent                  *If "guardian," submit proof of
                                            guardianship.

                                             [ ] [ ] [ ]-[ ] [ ]-[ ] [ ] [ ] [ ]
---------------------------------------        Parent's Social Security Number
Address

                                             (      )
---------------------------------------      -----------------------------------
City     State                   Zip         Parent's Daytime Telephone Number

NOTE: The "Parent" is the same individual described as the "Responsible Individual" in Articles I - X of the Custodial Account Agreement, as the "RI" on all account registration materials, and as the "Parent" in Article XI of the Custodial Account Agreement and the Disclosure Statement.
--------------------------------------------------------------------------------
3.  DONOR INFORMATION (SEE INSTRUCTIONS)

---------------------------------------      [ ] [ ] [ ]-[ ] [ ]-[ ] [ ] [ ] [ ]
Print Full Name                                  Donor's Social Security Number

                                             (      )
---------------------------------------      -----------------------------------
Address                                      Donor's Daytime Telephone Number

---------------------------------------
City     State                   Zip
--------------------------------------------------------------------------------
4.  TYPE OF EDUCATION IRA

A. [ ] ANNUAL CONTRIBUTION
       Contribution for the current year. Check enclosed for $---------- . This contribution does not exceed the maximum permitted amount as described in the Education IRA Disclosure Statement.

B. [ ] ROLLOVER OR TRANSFER OF EXISTING EDUCATION IRA

       [ ] Transfer of existing Education IRA. Complete the separate Transfer of Education IRA Assets Form and return it with this form.

       [ ] Rollover of distribution from existin g Educati on IRA to me within 60 days after distrib ution. The require ments for a valid rollover are complex . See the Education IRA Disclosure Statement for additional information and consult your tax advisor for help if needed. Check enclosed for $ ---------.

       If you are transferring or rolling over an existing Education IRA, check the appropriate box below for the relationship of the Student in Item 1 above to the person who is the student in the existing Education IRA. The person in Item 1 is the:

       [ ] same person   [ ] child or step-child   [ ] sibling
       [ ] child of sibling   [ ] parent   [ ] step-parent   [ ] grandparent
       [ ] spouse of one of foregoing   [ ] other ----------
--------------------------------------------------------------------------------
5.  INVESTMENTS

                 Invest contributions to my Account as follows:

                         CENTURY SHARES TRUST       100%

    The undersigned acknowledges having sole responsibility for the foregoing investment choices and having received a current prospectus. Please read the prospectus before investing.
--------------------------------------------------------------------------------
6.  CERTIFICATIONS AND SIGNATURES

    If this is a Rollover Education IRA, the undersigned certifies that any assets transferred in kind are the same assets received in the distribution being rolled over; that no rollover into an Education IRA has been made within the one-year period immediately preceding this rollover; that such distribution was received within 60 days of making the rollover to the Account; and that the Student identified in Item 1 above is either the person for whose benefit the prior Education IRA was maintained or a member of such person's family (within the meaning of Internal Revenue Code Section 529(e) (2)).

    If this is an Annual Contribution Education IRA, the undersigned certifies that the Student is less than 18 years old and that all Contributions made on Student's behalf to this or any other Education IRAs do not exceed $500 in a single tax year. If this is a Transfer or Rollover of an existing Education IRA, the undersigned certifies that the Student is less than 30 years old and that the relationship indicated in Section 4 is correct.

    The undersigned acknowledges having received and read the "Education IRA Disclosure Statement" relating to this Account (including the Custodian's fee schedule), the Education Individual Retirement Custodial Account Agreement, and the "Instructions" pertaining to this Adoption Agreement.

    The undersigned acknowledges receipt of the Custodial Account Agreement and Education IRA Disclosure Statement at least 7 days before the date of signature (as indicated below) and acknowledges that there is no further right of revocation.

                                          CUSTODIAN ACCEPTANCE. State Street
                                          Bank and Trust Company will accept
--------------------------------------    appointment as Custodian of the
Signature of Student              Date    Account. However, this Agreement is
(If Student HAS obtained the age of       not binding upon the Custodian until
majority in his/her state of              the Student has received a statement
residence.)                               of the transaction. Receipt by the
                                          Student of a confirmation of the
                                          purchase of the Fund shares indicated
--------------------------------------    above will serve as notification of
Signature of Donor                 Date   State Street

                                          Bank and Trust Company's acceptance of
                                          appointment as Custodian of the
                                          Account.

                                          STATE STREET BANK AND TRUST COMPANY,
                                            CUSTODIAN

                                          By
                                            ------------------------------------

                                          Date
                                              ----------------------------------

   If Student is a minor under the laws of Student's state of residence, acceptance by the Custodian of the contribution to this Account is expressly conditioned upon the Parent's (identified above in Section 2) agreement to be responsible for all requirements of the Student, and to exercise the powers and duties of the Student, with respect to the operation of the Account. Upon reaching the age of majority in the state in which the Student then resides, the Student may advise the Custodian in writing (accompanied by such supporting documentation as the Custodian may require) that he or she is assuming sole responsibility to exercise all powers and duties associated with the administration of the Account. Absent such written notice by Student, Custodian shall have no responsibility to acknowledge Student's exercise of such powers and duties of administration.

   RETAIN A PHOTOCOPY OF THE COMPLETED ADOPTION AGREEMENT FOR YOUR RECORDS

           ALL CHECKS SHOULD BE PAYABLE TO  "CENTURY SHARES TRUST"

           MAIL COMPLETED FORMS AND CHECKS TO  CENTURY SHARES TRUST
                                                  P.O. BOX 8329
                                              BOSTON, MA 02266-8329

                             CENTURY SHARES TRUST

                     STATE STREET BANK AND TRUST COMPANY
              EDUCATION INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT
                    TRANSFER OF EDUCATION IRA ASSETS FORM

1. NAME, ADDRESS AND CONSENT OF PERSON WHO CONTROLS THE CURRENT SENDING ACCOUNT

   Name                                                [ ] Mother    [ ] Father
        -----------------------------------------      [ ] Guardian  [ ] Student
                                   *If "guardian," submit proof of guardianship.

   Address
           ---------------------------------------------------------------------
           Street               City              State              Zip

   Day Telephone No. (     )              Social Security No.
                     -----------------                       -------------------

   By signing below, I authorize and direct the current custodian or trustee to make the transfer specified in this form.

                                           -------------------------------------
                                           Signature              Date

   SIGNATURE GUARANTEE (only if required by current custodian or trustee)

   Signature guaranteed by: --------------------------------------------------
                            Name of Bank or Dealer Firm

                            --------------------------------------------------
                            Signature of Officer and Title
--------------------------------------------------------------------------------
2. NAME OF STUDENT BENEFITING UNDER THE State Street Bank Education IRA, (Identified in Section 1 of the State Street Bank Education IRA Adoption Agreement.)

   Name
       -------------------------------------------------------------------------

   Address
          ----------------------------------------------------------------------
           Street               City              State              Zip


   Day Telephone No. (     )              Social Security No.
                     -----------------                       -------------------
--------------------------------------------------------------------------------
3. INSTRUCTIONS TO CURRENT EDUCATION IRA CUSTODIAN OR TRUSTEE

   Current Account No.
                      ----------------------------
   Name of Custodian/Trustee
                            ----------------------------------------------------
   Attn: Mr./Ms.
                 ---------------------------------------------------------------
   Address
          ----------------------------------------------------------------------
           Street               City              State              Zip

   Please transfer assets from the above account to State Street Bank and Trust Company. Transfer should be in cash according to the following instructions:

  [ ]  Transfer the total    or    [ ]  Transfer $       and retain the balance.
       amount in this Account.                    ------

   Make check payable to: CENTURY SHARES TRUST

--------------------------------------------------------------------------------
4. INVESTMENT INSTRUCTIONS TO STATE STREET BANK AND TRUST COMPANY
   (Check one box and complete if necessary)

     [ ] Invest the transferred amount in accordance with the investment instructions currently in effect for the State Street Bank and Trust Company Education Individual Retirement Custodial Account.

         If such an IRA is already open, give account number:
                                                             ------------------
     [ ] Invest the transferred amount as follows:  Century Shares Trust   100%

   The undersigned acknowledges having sole responsibility for the foregoing investment choices and having received a current prospectus. Please read the prospectus before investing.

   The undersigned understands that the requirements for a valid transfer between Education IRAs are complex and acknowledges having responsibility for complying with all requirements and for the tax results of any such transfer.
--------------------------------------------------------------------------------
5. SIGNATURE OF STUDENT, PARENT OR GUARDIAN (see Special Note below).

   -----------------------------------------------------------------------------
   Student/Parent                                                 Date
   (Please circle one of the above)
--------------------------------------------------------------------------------
6. ACCEPTANCE BY NEW CUSTODIAN (Completed by State Street Bank and Trust
   Company)

   State Street Bank and Trust Company agrees to accept transfer of the above amount for deposit to the Student's State Street Bank and Trust Company Education Individual Retirement Custodial Account, and requests the liquidation and transfer of assets as indicated above.

   Date:                                    By:
         ------------------------------        ---------------------------------

Special Note: If Student is a minor under the law of Student's state of residence, the parent or guardian must execute this Transfer of Education IRA Assets Form.

                      EDUCATION IRA DISCLOSURE STATEMENT

SPECIAL NOTE

  This Disclosure Statement describes the rules applicable to Education IRAs beginning January 1, 1998. Education IRAs are a new kind of IRA available for the first time in 1998. Contributions to an Education IRA for 1997 are NOT permitted. Contributions to an Education IRA are not tax-deductible to the person making the contribution, but withdrawals that meet certain requirements are not subject to federal income taxes when received. This makes the dividends on and growth of the investments held in an Education IRA tax-free for federal income tax purposes if the requirements are met.

  Regular IRAs, which have existed since 1975, are still available. New Roth IRAs are also available after January 1, 1998. Both Regular IRAs and Roth IRAs provide a tax-advantaged savings vehicle that can be used to save for higher education expenses as well as other needs, including retirement. This Disclosure Statement does not describe either Roth or Regular IRAs. This Disclosure Statement also does not describe IRAs established in connection with a SIMPLE IRA program or a Simplified Employee Pension (SEP) plan maintained by your employer. If you wish to receive information about these IRA products, including forms and explanatory materials, call the 800 number or write the address listed at the end of this Disclosure Statement.

ESTABLISHING AN EDUCATION IRA

  This Disclosure Statement contains information about an Education Individual Retirement Custodial Account with State Street Bank and Trust Company as Custodian. An Education IRA provides several tax benefits. While contributions to an Education IRA are not deductible to the contributor, dividends on and growth of the assets held in the Education IRA are not subject to federal income tax. Withdrawals from an Education IRA are excluded from income for federal income tax purposes if used for qualifying higher education expenses (described below). State income tax treatment of your Education IRA may differ from federal treatment; ask your state tax department or your personal tax advisor for details.

  Regular annual contributions to Education IRAs must be made in cash, on behalf of a designated individual (the "Student") who is less than 18 years old at the time of the contribution, and rollover contributions must be made on behalf of a Student who is less than age 30 at the time of the rollover. The IRA trustee or custodian must be a bank or other person who has been approved by the Secretary of the Treasury. Contributions may not be invested in life insurance or be commingled with other property except in a common trust or investment fund. The Student's interest in the account must be nonforfeitable at all times. Upon the death of the Student, any balance undistributed in the account shall be distributed to the Student's estate within 30 days of the date of death. You may obtain further information on Education IRAs from any district office of the Internal Revenue Service.

  The Donor may revoke a newly established Education IRA at any time within seven days after the date on which he or she receives this Disclosure Statement. An Education IRA established more than seven days after the date of receipt of this Disclosure Statement may not be revoked. To revoke the Education IRA, mail or deliver a written notice of revocation to the Custodian at the address which appears at the end of this Disclosure Statement. Mailed notice will be deemed given on the date that it is postmarked (or, if sent by certified or registered mail, on the date of certification or registration). If the Education IRA is revoked within the seven-day period, the Donor will receive payment of the entire amount originally contributed into the Education IRA, without adjustment for such items as sales charges, administrative expenses or fluctuations in market value.

  An Education IRA is established on behalf of the Student and is controlled by the Student (or Parent). The Donor making a contribution, if not the Student or Parent, may designate the initial investments in the Education IRA Account, but shall have no further rights, interests or obligations related to the Education IRA, except that he or she can make additional contributions, subject to the limits described below.

  The Adoption Agreement must be signed by the Donor, and any and all forms, applications, certifications and other documents must be signed by the Parent, if the Student has not yet reached the age of majority recognized by the laws of the state of Student's residence ("age of majority").

  While the Student remains a minor, the Parent identified in the Adoption Agreement, will exercise all of the rights and responsibilities of the Student, including the selection and exchange of Fund shares in which the Education IRA is invested. The Custodian's acceptance of the contribution to this Education IRA account is conditioned on agreement by the Parent of a minor Student to be bound by all of the terms and conditions of this Disclosure Agreement and the provisions set out in Articles I-XI of the Custodial Account Agreement. The Student may notify the Custodian in writing that he or she has reached the age of majority in the state where the Student then resides (and provide any documentation the Custodian may request verifying the fact that he or she has attained such age). Upon receiving such request (and documentation, if requested), the Custodian will recognize the Student as the individual controlling the account with power to exercise all rights and responsibilities related to the Education IRA, and the Parent will thereafter have no control or power over the account.

------------------------------------------------------------------------------
  Note: The Custodian is under no obligation to determine whether any Parent actually holds the legal right and capacity to direct or control a Student's Education IRA account.
------------------------------------------------------------------------------

FEES AND EXPENSES
CUSTODIAN'S FEES

  The following is a list of the fees charged by the Custodian for maintaining your Education IRA.

  Annual Maintenance Fee                                              $10.00

  Termination, Rollover, or Transfer of Account
    to Successor Custodian                                            $10.00

GENERAL FEE POLICIES

o Fees may be paid by you directly or the Custodian may deduct them from your Education IRA.

o    Fees may be changed upon 30 days written notice to you.

o The full annual maintenance fee will be charged for any calendar year during which you have an Education IRA with us. This fee is not prorated for periods of less than one full year.

o If provided for in the Disclosure Statement or Adoption Agreement, termination fees are charged when your account is closed whether the funds are distributed to you or transferred to a successor custodian or trustee.

o The Custodian may charge you for its reasonable expenses for services not covered by its fee schedule.

OTHER CHARGES

  There may be sales or other charges associated with the purchase or redemption of shares of a Fund in which your Education IRA is invested. Before investing, be sure to read carefully the current prospectus of any Fund you are considering as an investment for your Education IRA for a description of applicable charges.

CONTRIBUTIONS

WHO MAY CONTRIBUTE TO AN EDUCATION IRA?

  Starting in 1998, anyone, including the Student, may open and contribute to an Education IRA established on the Student's behalf, as long as the Student is less than 18 at the time of the contribution. The person making the contribution -- the "Donor" -- can be anyone, even the Student; the Donor does not have to be related to the Student.

ARE CONTRIBUTIONS TO AN EDUCATION IRA TAX DEDUCTIBLE?
  Contributions to an Education IRA are not deductible. This is a major difference between Education IRAs and Regular IRAs.

WHEN CAN CONTRIBUTIONS BE MADE TO AN EDUCATION IRA?
  A Donor may make a contribution to an Education IRA for a particular calendar year by the end of that year (December 31). (NOTE: Unlike Regular IRAs or Roth IRAs, contributions for a particular year may NOT be made by the due date of the Donor's federal income tax return for that year.)

HOW MUCH MAY BE CONTRIBUTED TO AN EDUCATION IRA?

  Donors may contribute up to $500 in a calendar year for the benefit of any one Student. For example, if Uncle Joe contributes $300 to a State Street Bank Education IRA on behalf of Bobby, his nephew, all other contributions made on behalf of Bobby by Uncle Joe or any other potential Donor (such as parents or grandparents) to THIS OR ANY OTHER Education IRA, are limited to $200 for that tax year.

--------------------------------------------------------------------------------
  Note: The Custodian is under no obligation, nor can it be, to determine whether the maximum limit for any Student has been reached. It is the
  Parent's responsibility to consult with the other parent or guardian to determine whether the maximum limits will be exceeded.
--------------------------------------------------------------------------------

  For Donors with high income levels, the contribution limits may be reduced below $500. This depends upon the Donor's filing status and the amount of his or her modified adjusted gross income (MAGI). The following table shows how the contribution limits are restricted.

HOW ARE THE LIMITS CALCULATED FOR MAGI IN THE "REDUCED CONTRIBUTION" RANGE?
  If the Donor's MAGI falls in the reduced contribution range, that Donor's contribution limit must be calculated. To do this, multiply the normal contribution limit ($500) by a fraction. The numerator is the amount by which MAGI exceeds the lower limit of the reduced contribution range ($95,000 if single, or $150,000 if married filing jointly). The denominator is $15,000 (single taxpayers) or $10,000 (married filing jointly). Subtract this from the normal limit.

  For example, assume that a Donor's MAGI for the year is $157,555 and she is married, filing jointly. The Education IRA contribution limit would be calculated as follows:

  1. The amount by which MAGI exceeds the lower limit of the reduced contribution deductible range:

                         ($157,555 - $150,000) = $7,555

                            $ 7,555
  2. Is divided by $10,000: ------- = 0.7555
                            $10,000

  3. Multiply this by $500:

                             0.7555 x $500 = $377.75

  4. Subtract this from the $500 contribution limit:

                           ($500 - $377.75) = $122.25

  This is the contribution limit.

  Of course, if one Donor is prevented by these rules from making a full $500 contribution on behalf of a Student, another person (who is not the Donor's spouse) may be willing to contribute so that the full $500 per year that the law allows will be added to the Student's Education IRA.

  NOTE: Any amount contributed to the Education IRA above the maximum is considered an "excess contribution," which is subject to excise tax of 6% for each year it remains in the Education IRA.

                                                 EDUCATION IRA CONTRIBUTION LIMITS

                  -----------------------------------------------------------------------------------------------------------------
                       IF DONOR IS A SINGLE TAXPAYER OR                IF DONOR IS MARRIED                   THEN DONOR
                           MARRIED FILING SEPARATELY                     FILING JOINTLY                       MAY MAKE
                  -----------------------------------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------------------------------------
                                     Up to                                    Up to                             FULL
                                    $95,000                                 $150,000                        CONTRIBUTION
                  ------------------------------------------------------------------------------------------------------------------
     MODIFIED
  ADJUSTED GROSS  ------------------------------------------------------------------------------------------------------------------
      INCOME                       More than                                More than                   REDUCED CONTRIBUTION
      (MAGI)                        $95,000                                 $150,000                   (SEE EXPLANATION BELOW)
       LEVEL                     but less than                            but less than
                                   $110,000                                 $160,000
                  ------------------------------------------------------------------------------------------------------------------
                                   $110,000                                 $160,000                            ZERO
                                    and up                                   and up                       (NO CONTRIBUTION)
                  ------------------------------------------------------------------------------------------------------------------

HOW DO I DETERMINE MAGI?

  For most taxpayers MAGI is the same as adjusted gross income, which is their gross income minus those deductions which are available to all taxpayers even if they don't itemize. (Instructions to calculate AGI are provided with income tax Form 1040 or 1040A.) Modified AGI is simply regular AGI adjusted to include certain amounts earned abroad. If a Donor has not earned income in any foreign country, Guam, American Samoa, the Northern Mariana Islands or Puerto Rico, normal AGI should be used in the calculations above.

ARE THERE ANY OTHER LIMITS ON THE AMOUNT THAT MAY BE CONTRIBUTED TO AN EDUCATION IRA?

  A Donor cannot contribute to an Education IRA in any year in which a contribution is made to a state prepaid tuition plan for the same Student. (A state tuition plan allows taxpayers to pay their child's tuition in advance.) Any amount contributed to an Education IRA in the same year that a contribution is made to a state prepaid tuition plan on behalf of the Student is an excess contribution, subjecting the Student (or the Parent, if the Student is under 14) to the 6% penalty tax.

HOW ARE EXCESS CONTRIBUTIONS CORRECTED?

  Excess contributions may be corrected without paying a 6% penalty. To do so, the excess and any earnings on the excess must, in accordance with directions from the Student (or Parent) to the Custodian, be paid to the Student before the due date (including extensions) for filing his or her federal income tax return for the year for which the excess contribution was made. The earnings must be included in the Student's income for the tax year for which the contribution was made.

  One other way to eliminate excess contributions (and possibly avoid the 6% excess contribution penalty tax) is to contribute an amount out of the Education IRA to a qualified state tuition program, if there is one available to receive the contribution from the Education IRA. This must be done in the same year that the excess contribution was made.

WHAT HAPPENS IF THE EXCESS CONTRIBUTION IS NOT CORRECTED BY THE TAX RETURN DUE DATE?

  Any excess contribution withdrawn after the tax return due date (including any extensions) for the year for which the contribution was made will subject the Student to the 6% excise tax.

  Unless an exception applies, the excess contribution and any earnings on it withdrawn after tax filing time will be includible in the Student's (or the Parent's, if the Student is under 14) taxable income and may be subject to a 10% withdrawal penalty.

INVESTMENTS

HOW ARE EDUCATION IRA CONTRIBUTIONS INVESTED?

  The Donor indicates the initial investment elections on the Adoption Agreement. Thereafter, the Student controls the investment by making choices among the available Fund(s) in accordance with the Fund rules. Investments must be in one or more of the Fund(s) available from time to time as listed in the Adoption Agreement for the Education IRA or in an investment selection form provided with the Education IRA Adoption Agreement or from the Fund Distributor or Service Company. The investments of your Education IRA are directed by giving the investment instructions to the Distributor or Service Company for the Fund(s). Since the Student controls the investment of the Education IRA, he or she is responsible for the investment results achieved; neither the Custodian, the Distributor nor the Service Company has any responsibility for any loss or diminution in value occasioned by your exercise of investment control. Transactions for the Education IRA will generally be at the applicable public offering price or net asset value for shares of the Fund(s) involved next established after the Distributor or the Service Company (whichever may apply) receives proper investment instructions from you; consult the current prospectus for the Fund(s) involved for additional information.

  Before making any investment, read carefully the current prospectus for any Fund under consideration as an investment for the Education IRA. The prospectus will contain information about the Fund's investment objectives and policies, as well as any minimum initial investment or minimum balance requirements and any sales, redemption or other charges.

  Because you control the selection of investments your Education IRA and because mutual fund shares fluctuate in value, the growth in value of the Education IRA cannot be guaranteed or projected.

ARE THERE ANY RESTRICTIONS ON THE USE OF THE EDUCATION IRA ASSETS?
  The tax-exempt status of the Education IRA will be revoked if you engage in any of the prohibited transactions listed in Section 4975 of the tax code. Upon such revocation, the Education IRA is treated as distributing its assets to the Student. The taxable portion of the amount in the Education IRA will be subject to income tax unless the requirements for a tax-free withdrawal are satisfied (see below). Also, you may be subject to a 10% penalty tax on the taxable amount.

WHAT IS A PROHIBITED TRANSACTION?

  Generally, a prohibited transaction is any improper use of the assets in your Education IRA. Some examples of prohibited transactions are:

   o Direct or indirect sale or exchange of property between you and your Education IRA.

   o Transfer of any property from your Education IRA to yourself or from yourself to your Education IRA.

  The Education IRA could lose its tax exempt status if you use all or part of your interest in your Education IRA as security for a loan or borrow any money from your Education IRA. Any portion of your Education IRA used as security for a loan will be treated as a distribution in the year in which the money is borrowed. This amount may be taxable and you may also be subject to the 10% premature withdrawal penalty on the taxable amount.

WITHDRAWALS

WHEN CAN I MAKE WITHDRAWALS FROM MY EDUCATION IRA?
  You may make a withdrawal from the Education IRA at any time. If the withdrawal meets the requirements discussed below, it is tax-free. This means that no federal income tax is due, even though the withdrawal includes dividends or gains on the Fund shares while held in the Education IRA.

WHEN ARE DISTRIBUTIONS MANDATORY?

  Any amount remaining in the account as of your 30th birthday must be distributed to you, and any dividends or gains will be then subject to income tax and penalty (unless an exception applies.) You can avoid these tax implications if, before you reach age 30, you roll-over or transfer your account balance, or change the designated beneficiary of your Education IRA, to another member of your family. (See TRANSFERS/ROLLOVERS below.)

  If you die before withdrawing your entire account balance, your Education IRA must be distributed to your estate within 30 days after your death.

WHAT ARE THE REQUIREMENTS FOR A TAX-FREE WITHDRAWAL?
  To be tax-free, a withdrawal from your Education IRA must meet two requirements. First, the amounts withdrawn must be made to cover the cost of "qualified higher education expenses" incurred by you while attending an "eligible educational institution."

  These two important terms are defined as follows:

   o QUALIFIED HIGHER EDUCATION EXPENSES for all students include expenses for tuition, books, supplies, and equipment required for enrollment or attendance at an eligible educational institution. For students attending an eligible educational institution at least half time, qualified higher education expenses also include room and board. (Note: These costs will generally be the school's posted room and board charge, or $2,500 per year if the Student lives off-campus and not at home.) Also, qualified expenses include amounts contributed to a qualified state tuition program.

   o An ELIGIBLE EDUCATIONAL INSTITUTION includes most colleges, universities, vocational schools, or other postsecondary educational institutions. The Student should check with his or her school to verify that it is an eligible educational institute as described in section 481 of the Higher Education Act of 1965.

  Second, the amount of the withdrawal in a year must not exceed your qualified higher education expenses for that year.

HOW ARE WITHDRAWALS FROM AN EDUCATION IRA TAXED IF THE TAX-FREE REQUIREMENTS ARE NOT MET?

  If the withdrawal does not meet the tax-free requirements discussed above, the general rule is that the amount equal to the principal contributions will not be taxed, nor will the 10% withdrawal penalty apply to principal. However, that portion of the account attributable to dividends or gains is includible in the Student's (or the Parent's) gross income in the taxable year it is received, and may be subject to the 10% withdrawal penalty.

  A special rule may apply if the amount withdrawn exceeds the Student's qualified higher education expenses in a year. In this case, the amount that must be included as income for tax purposes is determined by first determining the ratio that the qualified higher education expenses bear to the actual withdrawal. The portion of the withdrawal that is potentially subject to taxation -- the amount of gains or dividends -- is then multiplied by that percentage amount. The resultant sum is the amount excludable from income. The following example explains this formula:

    In 2010, John withdraws $9,000 from his Education IRA, of which $4,000 is attributable to dividends or gains. John's qualified education expenses total only $7,000 for that year. Therefore, 77% ($7,000/$9,000) of the withdrawal is attributable to educational expenses. So, $3,080 (77% of $4,000) is excludible as income and the difference, $920, is includible as income and possibly subject to the 10% penalty tax.

  Taxable withdrawals of dividends and gains from an Education IRA are treated as ordinary income. Withdrawals of taxable amounts from an Education IRA are not eligible for averaging treatment currently available to certain lump sum distributions from qualified employer-sponsored retirement plans, nor are such withdrawals eligible for taxable gains tax treatment.

  The receipt of any taxable withdrawal from an Education IRA may also be subject to a 10% penalty tax, unless:

   o The withdrawal is paid to your estate within thirty days of your death;

   o The withdrawal is paid to you on account of your disability; or

   o The withdrawal is equal to or less than the amount of a scholarship or other tax-free educational assistance you receive.

--------------------------------------------------------------------------------
  Note: The Custodian is not responsible for monitoring withdrawals or determining whether any withdrawal is being made by any individual for education expenses, nor is the Custodian responsible for determining what taxes or penalties, if any, may apply.
--------------------------------------------------------------------------------

HOW DOES RECEIPT OF A TAX-FREE, QUALIFIED WITHDRAWAL AFFECT AVAILABLE EDUCATION TAX CREDITS?

  If the Student receives a tax-free distribution from an Education IRA in a particular tax year, none of the Student's education expenses for that year may be claimed as the basis for a Hope Scholarship Credit or Lifetime Learning Credit for that year.

  However, the tax-free treatment of the Education IRA withdrawal may be waived (thus subjecting the withdrawal to the imposition of tax, as discussed above), and the Student or Student's Parents, as the case may be, may elect instead to claim a Hope Scholarship Credit or Lifetime Learning Credit for the education expenses.

  You should consult with your tax advisor to determine whether you qualify for either credit and whether waiving the tax-free withdrawal of the Education IRA is right for you.

TRANSFERS/ROLLOVERS

CAN A DISTRIBUTION BE TRANSFERRED OR ROLLED OVER FROM AN EMPLOYER'S RETIREMENT PLAN INTO AN EDUCATION IRA?

  Distributions from qualified employer-sponsored retirement plans or 403(b) arrangements (for employees of tax-exempt employers) are NOT eligible for rollover or direct transfer to an Education IRA. Nor are withdrawals from other types of IRAs.

CAN ROLLOVERS BE MADE FROM ONE EDUCATION IRA TO ANOTHER EDUCATION IRA?
  Amounts rolled over from one Education IRA to another Education IRA are permitted only if the receiving Education IRA is for your benefit or for the benefit of a member of your family. Such a rollover must be completed with 60 days after the withdrawal from the first Education IRA. Only one rollover from an Education IRA to another is permitted in a full year (365 days).

CAN THE BENEFICIARY OF AN EDUCATION IRA BE CHANGED?

  Instead of rolling over an Education IRA account to another Education IRA account, the Student may simply change the designated beneficiary of his account to another member of his family who is under the age of 30. This can be done at any time. (Note: This approach can be used up to the day before your 30th birthday to avoid the tax and penalty that may otherwise apply if a distribution is required because you reach age 30.) (See WHEN ARE DISTRIBUTIONS MANDATORY? above.)

WHO IS A MEMBER OF THE STUDENT'S FAMILY?

  Family members include the Student and any of the following who are under age 30: the Student's children and their descendants, stepchildren and their descendants, siblings and their children, parents and grandparents, stepparents, and spouses of all of the foregoing.

HOW DO ROLLOVERS AFFECT EDUCATION IRA CONTRIBUTION LIMITS?
  Rollover contributions, if properly made, do not count toward the maximum contribution. Also, rollovers from one Education IRA to another can be made even during a year when the Donor is not eligible to contribute to an Education IRA (for example, because MAGI for that year is too high).

TAX MATTERS

WHAT IRA REPORTS DOES THE CUSTODIAN ISSUE?

  The Custodian will report all withdrawals to the IRS and the recipient on the appropriate form.

  The Custodian will report to the IRS the year-end value of the Account and the amount of any rollovers or regular contribution made during a calendar year.

WHAT TAX INFORMATION MUST THE STUDENT REPORT TO THE IRS?
  The appropriate tax reporting form must be filed with the IRS for each taxable year for which there is made an excess contribution or in which there is a premature withdrawal that is subject to the 10% penalty tax.

ARE EDUCATION IRA WITHDRAWALS SUBJECT TO WITHHOLDING?

  Federal income tax withholding requirements have not been established by the law or by IRS regulations or rulings. Consult your tax advisor or the IRS for the latest information on withholding requirements on taxable withdrawals from and Education IRA.

ARE THE EARNINGS ON EDUCATION IRA FUNDS TAXED?

  Any dividends on or growth of investments held in an Education IRA are generally exempt from federal income taxes and will not be taxed until withdrawn, unless the tax exempt status of the Education IRA is revoked. If a withdrawal qualifies as a tax-free withdrawal (see above), amounts reflecting earnings or growth of assets in the Education IRA will not be subject to federal income tax.

ACCOUNT TERMINATION

  The Student may terminate the Education IRA at any time after its establishment by sending a completed withdrawal form (or other instructions in a form acceptable to the Custodian), or a transfer authorization form to:

                             Century Shares Trust
                                P.O. Box 8329
                            Boston, MA 02266-8329

  An Education IRA with State Street Bank will terminate upon the first to occur of the following:

   o The date the Student's properly executed withdrawal form or instructions (as described above) withdrawing the total Education IRA balance is received and accepted by the Custodian.

   o The date the Education IRA ceases to qualify under the tax code. This will be deemed a termination.

   o The transfer of the Education IRA to another custodian/trustee.

   o The rollover of the amounts in the Education IRA to another custodian/trustee.

  Any outstanding fees must be received prior to such a termination of an Education IRA account.

  The amount received from an Education IRA upon termination of the account will be treated as a withdrawal, and thus the rules relating to Education IRA withdrawals will apply. For example, if the Education IRA is terminated and distributions are not made for qualified education expenses, the 10% early withdrawal penalty may apply to the taxable amount received.

  IMPORTANT: THE DISCUSSION OF THE TAX RULES FOR EDUCATION IRAS IN THIS DISCLOSURE STATEMENT IS BASED UPON THE BEST AVAILABLE INFORMATION. HOWEVER, EDUCATION IRAS ARE NEW UNDER THE TAX LAWS, AND NOT ALL ISSUES PERTAINING TO THE OPERATION AND TAX TREATMENT OF EDUCATION IRA ACCOUNTS HAVE BEEN ADDRESSED BY THE IRS. THEREFORE, THE STUDENT SHOULD CONSULT HIS OR HER TAX ADVISOR FOR THE LATEST DEVELOPMENTS OR FOR ADVICE ON HOW MAINTAINING AN EDUCATION IRA WILL AFFECT HIS OR HER (OR PARENT'S) PERSONAL TAX OR FINANCIAL SITUATION.

EDUCATION IRA DOCUMENTS

  The terms contained in Articles I to X of the State Street Bank and Trust Company Education Individual Retirement Custodial Account document are in the form promulgated by the IRS in Form 5305-EA for use in establishing an Education IRA under Code section 530. If the IRS issues an amendment to Form 5305-EA, the Custodian will adopt the provisions of such model form as an amendment, accordingly. IRS approval relates only to the form of Articles I to X and will not be an approval of the merits of the Education IRA or of any investment permitted by the Education IRA.

ADDITIONAL INFORMATION

  For additional information you may write to the following address or call the following telephone number:

                             Century Shares Trust
                                P.O. Box 8329
                            Boston, MA 02266-8329
                                 800-321-1928

                     STATE STREET BANK AND TRUST COMPANY
                   INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT

  The following provisions of Articles I to VII are in the form promulgated by the Internal Revenue Service in Form 5305-A for use in establishing an individual retirement custodial account.

ARTICLE I.
  The Custodian may accept additional cash contributions on behalf of the Depositor for a tax year of the Depositor. The total cash contributions are limited to $2,000 for the tax year unless the contribution is a rollover contribution described in section 402(c), 403(a)(4), 403(b)(8), 408(d)(3), or an employer contribution to a simplified employee pension plan as described in section 408(k).

ARTICLE II.
  The Depositor's interest in the balance in the custodial account is nonforfeitable.

ARTICLE III.
  1. No part of the custodial funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5)).

  2. No part of the custodial funds may be invested in collectibles (within the meaning of section 408(m)) except as otherwise permitted by section 408(m)
(3), which provides an exception for certain gold, silver, and platium coins, coins issued under the laws of any state, and certain bullion.

ARTICLE IV.
  1. Notwithstanding any provisions of this agreement to the contrary, the distribution of the Depositor's interest in the custodial account shall be made in accordance with the following requirements and shall otherwise comply with section 408(a)(6) and Proposed Regulations section 1.408-8, including the incidental death benefit provisions of Proposed Regulations section 1.401(a)
(9)-2, the provisions of which are incorporated by reference.

  2. Unless otherwise elected by the time distributions are required to begin to the Depositor under paragraph 3, or to the surviving spouse under paragraph 4, other than in the case of a life annuity, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Depositor and the surviving spouse and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.

  3. The Depositor's entire interest in the custodial account must be, or begin to be, distributed by the Depositor's required beginning date, the April 1 following the calendar year end in which the Depositor reaches age 70 1/2. By that date, the Depositor may elect, in a manner acceptable to the Custodian, to have the balance in the custodial account distributed in:

    (a) A single-sum payment.

    (b) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the life of the Depositor.

    (c) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the joint and last survivor lives of the Depositor and his or her designated beneficiary.

    (d) Equal or substantially equal annual payments over a specified period that may not be longer than the Depositor's life expectancy.

    (e) Equal or substantially equal annual payments over a specified period that may not be longer than the joint life and last survivor expectancy of the Depositor and his or her designated beneficiary.

  4. If the Depositor dies before his or her entire interest is distributed to him or her, the entire remaining interest will be distributed as follows:

    (a) If the Depositor dies on or after distribution of his or her interest has begun, distribution must continue to be made in accordance with paragraph 3.

    (b) If the Depositor dies before distribution of his or her interest has begun, the entire remaining interest will, at the election of the Depositor or, if the Depositor has not so elected, at the election of the beneficiary or beneficiaries, either

      (i) Be distributed by the December 31 of the year containing the fifth anniversary of the Depositor's death, or

      (ii) Be distributed in equal or substantially equal payments over the life or life expectancy of the designated beneficiary or beneficiaries starting by December 31 of the year following the year of the Depositor's death. If, however, the beneficiary is the Depositor's surviving spouse, then this distribution is not required to begin before December 31 of the year in which the Depositor would have turned age 70 1/2.

    (c) Except where distribution in the form of an annuity meeting the requirements of section 408(b)(3) and its related regulations has irrevocably commenced, distributions are treated as having begun on the Depositor's required beginning date, even though payments may actually have been made before that date.

    (d) If the Depositor dies before his or her entire interest has been distributed and if the beneficiary is other than the surviving spouse, no additional cash contributions or rollover contributions may be accepted in the account.

  5. In the case of distribution over life expectancy in equal or substantially equal annual payments, to determine the minimum annual payment for each year, divide the Depositor's entire interest in the Custodial account as of the close of business on December 31 of the preceding year by the life expectancy of the Depositor (or the joint life and last survivor expectancy of the Depositor and the Depositor's designated beneficiary, or the life expectancy of the designated beneficiary, whichever applies.) In the case of distributions under paragraph 3, determine the initial life expectancy (or joint life and last survivor expectancy) using the attained ages of the Depositor and designated beneficiary as of their birthdays in the year the Depositor reaches age 70 1/2. In the case of a distribution in accordance with paragraph 4(b)(ii), determine life expectancy using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence.

  6. The owner of two or more individual retirement accounts may use the "alternative method" described in Notice 88-38, 1988-1 C.B. 524, to satisfy the minimum distribution requirements described above. This method permits an individual to satisfy these requirements by taking from one individual retirement account the amount required to satisfy the requirement for another.

ARTICLE V.
  1. The Depositor agrees to provide the Custodian with information necessary for the Custodian to prepare any reports required under section 408(i) and Regulations sections 1.408-5 and 1.408-6.

  2. The Custodian agrees to submit reports to the Internal Revenue Service and the Depositor as prescribed by the Internal Revenue Service.

ARTICLE VI.
  Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through III and this sentence will be controlling. Any additional articles that are not consistent with section 408(a) and the related regulations will be invalid.

ARTICLE VII.
  This agreement will be amended from time to time to comply with the provisions of the Code and related regulations. Other amendments may be made with the consent of the persons whose signatures appear on the Adoption Agreement.

ARTICLE VIII.
  1. As used in this Article VIII the following terms have the following meanings:

  "Custodian" means State Street Bank and Trust Company.

  "Fund" means any registered investment company which is specified in the Adoption Agreement, or which is advised, sponsored, or distributed by Sponsor; provided, however, that such a mutual fund or registered investment company must be legally offered for sale in the state of the Depositor's residence.

  "Distributor" means the entity which has a contract with the Fund(s) to serve as distributor of the shares of such Fund(s).

  In any case where there is no Distributor, the duties assigned hereunder to the Distributor may be performed by the Fund(s) or by an entity that has a contract to perform management or investment advisory services for the Fund(s).

  "Service Company" means any entity employed by the Custodian or the Distributor, including the transfer agent for the Fund(s), to perform various administrative duties of either the Custodian or the Distributor.

  In any case where there is no Service Company, the duties assigned hereunder to the Service Company will be performed by the Distributor (if any) or by an entity specified in the second preceding paragraph.

  "Sponsor" means Century Capital Management.

  2. The Depositor may revoke the custodial account established hereunder by mailing or delivering a written notice of revocation to the Custodian within seven days after the Depositor receives the Disclosure Statement related to the custodial account. Mailed notice is treated as given to the Custodian on date of the postmark (or on the date of Post Office certification or registration in the case of notice sent by certified or registered mail). Upon timely revocation, the Depositor's initial contribution will be returned, without adjustment for administrative expenses, commissions or sales charges, fluctuations in market value or other changes.

  3. All contributions to the custodial account shall be invested and reinvested in full and fractional shares of one or more Funds. Such investments shall be made in such proportions and/or in such amounts as Depositor from time to time in the Adoption Agreement or by other written notice to the Service Company (in such form as may be acceptable to the Service Company) may direct.

  The Service Company shall be responsible for promptly transmitting all investment directions by the Depositor for the purchase or sale of shares of one or more Funds hereunder to the Funds' transfer agent for execution. However, if investment directions with respect to the investment of any contribution hereunder are not received from the Depositor as required or, if received, are unclear or incomplete in the opinion of the Service Company, the contribution will be returned to the Depositor without liability for interest or for loss of income or appreciation. If any directions or other orders by the Depositor with respect to the sale or purchase of shares of one or more Funds for the custodial account are unclear or incomplete in the opinion of the Service Company, the Service Company will refrain from carrying out such investment directions or from executing any such sale or purchase, without liability for loss of income or for appreciation or depreciation of any asset, pending receipt of clarification or completion from the Depositor.

  All investment directions by Depositor will be subject to any minimum initial or additional investment or minimum balance rules applicable to a Fund as described in its prospectus.

  All dividends and capital gains or other distributions received on the shares of any Fund held in the Depositor's account shall be (unless received in additional shares) reinvested in full and fractional shares of such Fund (or of any other Fund offered by the Sponsor, if so directed).

  4. Subject to the minimum initial or additional investment, minimum balance and other exchange rules applicable to a Fund, the Depositor may at any time direct the Service Company to exchange all or a specified portion of the shares of a Fund in the Depositor's account for shares and fractional shares of one or more other Funds. The Depositor shall give such directions by written or telephonic notice acceptable to the Service Company, and the Service Company will process such directions as soon as practicable after receipt thereof (subject to the second paragraph of Section 3 of this Article VIII.

  5. Any purchase or redemption of shares of a Fund for or from the Depositor's account will be effected at the public offering price or net asset value of such Fund (as described in the then effective prospectus for such Fund) next established after the Service Company has transmitted the Depositor's investment directions to the transfer agent for the Fund(s).

  Any purchase, exchange, transfer or redemption of shares of a Fund for or from the Depositor's account will be subject to any applicable sales, redemption or other charge as described in the then effective prospectus for such Fund.

  6. The Service Company shall maintain adequate records of all purchases or sales of shares of one or more Funds for the Depositor's custodial account. Any account maintained in connection herewith shall be in the name of the Custodian for the benefit of the Depositor. All assets of the custodial account shall be registered in the name of the Custodian or of a suitable nominee. The books and records of the Custodian shall show that all such investments are part of the custodial account.

  The Custodian shall maintain or cause to be maintained adequate records reflecting transactions of the custodial account. In the discretion of the Custodian, records maintained by the Service Company with respect to the account hereunder will be deemed to satisfy the Custodian's recordkeeping responsibilities therefor. The Service Company agrees to furnish the Custodian with any information the Custodian requires to carry out the Custodian's recordkeeping responsibilities.

  7. Neither the Custodian nor any other party providing services to the custodial account will have any responsibility for rendering advice with respect to the investment and reinvestment of Depositor's custodial account, nor shall such parties be liable for any loss or diminution in value which results from Depositor's exercise of investment control over his custodial account. Depositor shall have and exercise exclusive responsibility for and control over the investment of the assets of his custodial account, and neither Custodian nor any other such party shall have any duty to question his directions in that regard or to advise him regarding the purchase, retention or sale of shares of one or more Funds for the custodial account.

  8. The Depositor may appoint an investment advisor with respect to the custodial account on a form acceptable to the Custodian and the Service Company. The investment advisor's appointment will be in effect until written notice to the contrary is received by the Custodian and the Service Company. While an investment advisor's appointment is in effect, the investment advisor may issue investment directions or may issue orders for the sale or purchase of shares of one or more Funds to the Service Company, and the Service Company will be fully protected in carrying out such investment directions or orders to the same extent as if they had been given by the Depositor.

  The Depositor's appointment of any investment advisor will also be deemed to be instructions to the Custodian and the Service Company to pay such investment advisor's fees to the investment advisor from the custodial account hereunder without additional authorization by the Depositor or the Custodian.

  9. Distribution of the assets of the custodial account shall be made at such time and in such form as Depositor (or the Beneficiary if Depositor is deceased) shall elect by written order to the Custodian. Depositor acknowledges that any distribution (except for distribution on account of Depositor's disability or death, return of an "excess contribution" referred to in Code Section 408(d), or a "rollover" from this custodial account) made earlier than age 59 1/2 may subject Depositor to an "additional tax on early distributions" under Code Section 72(t). For that purpose, Depositor will be considered disabled if Depositor can prove, as provided in Code Section 72(m)
(7), that Depositor is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration. It is the responsibility of the Depositor (or the Beneficiary) by appropriate distribution instructions to the Custodian to insure that the distribution requirements of Code Section 401(a)(9) and Article IV above are met. If the Depositor (or Beneficiary) does not direct the Custodian to make distributions from the custodial account by the time that such distributions are required to commence in accordance with such distribution requirements, the Custodian (and Service Company) shall assume that the Depositor (or Beneficiary) is meeting the minimum distribution requirements from another individual retirement arrangement maintained by the Depositor (or Beneficiary) and the Custodian and Service Company shall be fully protected in so doing. The Depositor (or the Depositor's surviving spouse) may elect to comply with the distribution requirements in Article IV using the recalculation of life expectancy method, or may elect that the life expectancy of the Depositor (and/or the Depositor's surviving spouse) will not be recalculated; any such election may be in such form as the Depositor (or surviving spouse) provides (including the calculation of minimum distribution amounts in accordance with a method that does not provide for recalculation of the life expectancy of one or both of the Depositor and surviving spouse and instructions to the Custodian in accordance with such method). Notwithstanding paragraph 2 of
Article IV, unless an election to have life expectancies recalculated annually is made by the time distributions are required to begin, life expectancies shall not be recalculated. Neither Custodian nor any other party providing services to the custodial account assumes any responsibility for the tax treatment of any distribution from the custodial account; such responsibility rests solely with the person ordering the distribution.

  10. Custodian assumes (and shall have) no responsibility to make any distribution except upon the written order of Depositor (or Beneficiary if Depositor is deceased) containing such information as the Custodian may reasonably request. Also, before making any distribution or honoring any assignment of the custodial account, Custodian shall be furnished with any and all applications, certificates, tax waivers, signature guarantees and other documents (including proof of any legal representative's authority) deemed necessary or advisable by Custodian, but Custodian shall not be responsible for complying with an order which appears on its face to be genuine, or for refusing to comply if not satisfied it is genuine, and Custodian has no duty of further inquiry. Any distributions from the account may be mailed, first-class postage prepaid, to the last known address of the person who is to receive such distribution, as shown on the Custodian's records, and such distribution shall to the extent thereof completely discharge the Custodian's liability for such payment.

  11. (a) The term "Beneficiary" means the person or persons designated as such by the "designating person" (as defined below) on a form acceptable to the Custodian for use in connection with the custodial account, signed by the designating person, and filed with the Custodian. The form may name individuals, trusts, estates, or other entities as either primary or contingent beneficiaries. However, if the designation does not effectively dispose of the entire custodial account as of the time distribution is to commence, the term "Beneficiary" shall then mean the designating person's estate with respect to the assets of the custodial account not disposed of by the designation form. The form last accepted by the Custodian before such distribution is to commence, provided it was received by the Custodian (or deposited in the U.S. Mail or with a delivery service) during the designating person's lifetime, shall be controlling and, whether or not fully dispositive of the custodial account, thereupon shall revoke all such forms previously filed by that person. The term "designating person" means Depositor during his/her lifetime, but only after Depositor's death, it also means Depositor's spouse if the spouse elects to treat the Custodial Account as the spouse's own Custodial Account in accordance with the applicable provisions of the Code.

  (b) When and after distributions from the custodial account to Depositor's Beneficiary commence, all rights and obligations assigned to Depositor hereunder shall inure to, and be enjoyed and exercised by, Beneficiary instead of Depositor.

  12. (a) The Depositor agrees to provide information to the Custodian at such time and in such manner as may be necessary for the Custodian to prepare any reports required under Section 408(i) of the Code and the regulations thereunder or otherwise.

  (b) The Custodian or the Service Company will submit reports to the Internal Revenue Service and the Depositor at such time and manner and containing such information as is prescribed by the Internal Revenue Service.

  (c) The Depositor, Custodian and Service Company shall furnish to each other such information relevant to the custodial account as may be required under the Code and any regulations issued or forms adopted by the Treasury Department thereunder or as may otherwise be necessary for the administration of the custodial account.

  (d) The Depositor shall file any reports to the Internal Revenue Service which are required of him/her by law (including Form 5329), and neither the Custodian nor Service Company shall have any duty to advise Depositor concerning or monitor Depositor's compliance with such requirement.

  13. (a) Depositor retains the right to amend this custodial account document in any respect at any time, effective on a stated date which shall be at least 60 days after giving written notice of the amendment (including its exact terms) to Custodian by registered or certified mail, unless Custodian waives notice as to such amendment. If the Custodian does not wish to continue serving as such under this custodial account document as so amended, it may resign in accordance with Section 17 below.

  (b) Depositor delegates to the Custodian the Depositor's right so to amend, provided (i) the Custodian does not change the investments available under this Custodial Agreement and (ii) the Custodian amends in the same manner all agreements comparable to this one, having the same Custodian, permitting comparable investments, and under which such power has been delegated to it; this includes the power to amend retroactively if necessary or appropriate in the opinion of the Custodian in order to conform this custodial account to pertinent provisions of the Code and other laws or successor provisions of law, or to obtain a governmental ruling that such requirements are met, to adopt a prototype or master form of agreement in substitution for this Agreement, or as otherwise may be advisable in the opinion of the Custodian. Such an amendment by the Custodian shall be communicated in writing to Depositor, and Depositor shall be deemed to have consented thereto unless, within 30 days after such communication to Depositor is mailed, Depositor either (i) gives Custodian a written order for a complete distribution or transfer of the custodial account, or (ii) removes the Custodian and appoints a successor under Section 17 below.

  Pending the adoption of any amendment necessary or desirable to conform this custodial account document to the requirements of any amendment to the Internal Revenue Code or regulations or rulings thereunder, the Custodian and the Service Company may operate the Depositor's custodial account in accordance with such requirements to the extent that the Custodian and/or the Service Company deem necessary to preserve the tax benefits of the account.

  (c) Notwithstanding the provisions of subsections (a) and (b) above, no amendment shall increase the responsibilities or duties of Custodian without its prior written consent.

  (d) This Section 13 shall not be construed to restrict the Custodian's right to substitute fee schedules in the manner provided by Section 16 below, and no such substitution shall be deemed to be an amendment of this Agreement.

  14. (a) Custodian shall terminate the custodial account if this Agreement is terminated or if, within 30 days (or such longer time as Custodian may agree) after resignation or removal of Custodian under Section 17, Depositor or Sponsor, as the case may be, has not appointed a successor which has accepted such appointment. Termination of the custodial account shall be effected by distributing all assets thereof in a single payment in cash or in kind to Depositor, subject to Custodian's right to reserve funds as provided in
Section 17.

  (b) Upon termination of the custodial account, this custodial account document shall have no further force and effect (except for Sections 15(f), 17(b) and (c) hereof which shall survive the termination of the Custodial Account and this document), and Custodian shall be relieved from all further liability hereunder or with respect to the custodial account and all assets thereof so distributed.

  15. (a) In its discretion, the Custodian may appoint one or more contractors or service providers to carry out any of its functions and may compensate them from the custodial account for expenses attendant to those functions.

  (b) The Service Company shall be responsible for receiving all instructions, notices, forms and remittances from Depositor and for dealing with or forwarding the same to the transfer agent for the Fund(s).

  (c) The parties do not intend to confer any fiduciary duties on Custodian or Service Company (or any other party providing services to the custodial account), and none shall be implied. Neither shall be liable (or assumes any responsibility) for the collection of contributions, the proper amount, time or deductibility of any contribution to the custodial account or the propriety of any contributions under this Agreement, or the purpose, time, amount (including any minimum distribution amounts) or propriety of any distribution hereunder, which matters are the responsibility of Depositor and Depositor's Beneficiary.

  (d) Not later than 60 days after the close of each calendar year (or after the Custodian's resignation or removal), the Custodian or Service Company shall file with Depositor a written report or reports reflecting the transactions effected by it during such period and the assets of the custodial account at its close. Upon the expiration of 60 days after such a report is sent to Depositor (or Beneficiary), the Custodian or Service Company shall be forever released and discharged from all liability and accountability to anyone with respect to transactions shown in or reflected by such report except with respect to any such acts or transactions as to which Depositor shall have filed written objections with the Custodian or Service Company within such 60 day period.

  (e) The Service Company shall deliver, or cause to be delivered, to Depositor all notices, prospectuses, financial statements and other reports to shareholders, proxies and proxy soliciting materials relating to the shares of the Funds(s) credited to the custodial account. No shares shall be voted, and no other action shall be taken pursuant to such documents, except upon receipt of adequate written instructions from Depositor.

  (f) Depositor shall always fully indemnify Service Company, Distributor, the Fund(s), Sponsor and Custodian and save them harmless from any and all liability whatsoever which may arise either (i) in connection with this Agreement and the matters which it contemplates, except that which arises directly out of the Service Company's, Distributor's, Fund's, Sponsor's or Custodian's bad faith, gross negligence or willful misconduct, (ii) with respect to making or failing to make any distribution, other than for failure to make distribution in accordance with an order therefor which is in full compliance with Section 10, or (iii) actions taken or omitted in good faith by such parties. Neither Service Company nor Custodian shall be obligated or expected to commence or defend any legal action or proceeding in connection with this Agreement or such matters unless agreed upon by that party and Depositor, and unless fully indemnified for so doing to that party's satisfaction.

  (g) The Custodian and Service Company shall each be responsible solely for performance of those duties expressly assigned to it in this Agreement, and neither assumes any responsibility as to duties assigned to anyone else hereunder or by operation of law.

  (h) Custodian and Service Company may each conclusively rely upon and shall be protected in acting upon any written order from Depositor or Beneficiary, or any investment advisor appointed under Section 8, or any other notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed, and so long as it acts in good faith, in taking or omitting to take any other action in reliance thereon. In addition, Custodian will carry out the requirements of any apparently valid court order relating to the custodial account and will incur no liability or responsibility for so doing.

  16. (a) The Custodian, in consideration of its services under this Agreement, shall receive the fees specified on the applicable fee schedule. The fee schedule originally applicable shall be the one specified in the Adoption Agreement or the Disclosure Statement, as applicable. The Custodian may substitute a different fee schedule at any time upon 30 days' written notice to Depositor. The Custodian shall also receive reasonable fees for any services not contemplated by any applicable fee schedule and either deemed by it to be necessary or desirable or requested by Depositor.

  (b) Any income, gift, estate and inheritance taxes and other taxes of any kind whatsoever, including transfer taxes incurred in connection with the investment or reinvestment of the assets of the custodial account, that may be levied or assessed in respect to such assets, and all other administrative expenses incurred by the Custodian in the performance of its duties (including fees for legal services rendered to it in connection with the custodial account) shall be charged to the custodial account.

  (c) All such fees and taxes and other administrative expenses charged to the custodial account shall be collected either from the amount of any contribution or distribution to or from the account, or (at the option of the person entitled to collect such amounts) to the extent possible under the circumstances by the conversion into cash of sufficient shares of one or more Funds held in the custodial account (without liability for any loss incurred thereby). Notwithstanding the foregoing, the Custodian or Service Company may make demand upon the Depositor for payment of the amount of such fees, taxes and other administrative expenses. Fees which remain outstanding after 60 days may be subject to a collection charge.

  17. (a) Upon 30 days' prior written notice to the Custodian, Depositor or Sponsor, as the case may be, may remove it from its office hereunder. Such notice, to be effective, shall designate a successor custodian and shall be accompanied by the successor's written acceptance. The Custodian also may at any time resign upon 30 days' prior written notice to Sponsor, whereupon the Sponsor shall notify the Depositor (or Beneficiary) and shall appoint a successor to the Custodian. In connection with its resignation hereunder, the Custodian may, but is not required to, designate a successor custodian by written notice to the Sponsor or Depositor (or Beneficiary), and the Sponsor or Depositor (or Beneficiary) will be deemed to have consented to such successor unless the Sponsor or Depositor (or Beneficiary) designates a different successor custodian and provides written notice thereof together with such a different successor's written acceptance by such date as the Custodian specifies in its original notice to the Sponsor or Depositor (or Beneficiary) (provided that the Sponsor or Depositor (or Beneficiary) will have a minimum of 30 days to designate a different successor).

  (b) The successor custodian shall be a bank, insured credit union, or other person satisfactory to the Secretary of the Treasury under Code Section 408(a)
(2). Upon receipt by Custodian of written acceptance by its successor of such successor's appointment, Custodian shall transfer and pay over to such successor the assets of the custodial account and all records (or copies thereof) of Custodian pertaining thereto, provided that the successor custodian agrees not to dispose of any such records without the Custodian's consent. Custodian is authorized, however, to reserve such sum of money or property as it may deem advisable for payment of all its fees, compensation, costs, and expenses, or for payment of any other liabilities constituting a charge on or against the assets of the custodial account or on or against the Custodian, with any balance of such reserve remaining after the payment of all such items to be paid over to the successor custodian.

  (c) Any Custodian shall not be liable for the acts or omissions of its predecessor or its successor.

  18. References herein to the "Internal Revenue Code" or "Code" and sections thereof shall mean the same as amended from time to time, including successors to such sections.

  19. Except where otherwise specifically required in this Agreement, any notice from Custodian to any person provided for in this Agreement shall be effective if sent by first-class mail to such person at that person's last address on the Custodian's records.

  20. Depositor or Depositor's Beneficiary shall not have the right or power to anticipate any part of the custodial account or to sell, assign, transfer, pledge or hypothecate any part thereof. The custodial account shall not be liable for the debts of Depositor or Depositor's Beneficiary or subject to any seizure, attachment, execution or other legal process in respect thereof. At no time shall it be possible for any part of the assets of the custodial account to be used for or diverted to purposes other than for the exclusive benefit of the Depositor or his/her Beneficiary.

  21. When accepted by the Custodian, this agreement is accepted in and shall be construed and administered in accordance with the laws of the state where the principal office of the Custodian is located. Any action involving the Custodian brought by any other party must be brought in such state.

  This Agreement is intended to qualify under Code Section 408(a) as an individual retirement custodial account and to entitle Depositor to the retirement savings deduction under Code Section 219 if available, and if any provision hereof is subject to more than one interpretation or any term used herein is subject to more than one construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with that intent.

  However, Custodian shall not be responsible for whether or not such intentions are achieved through use of this Agreement, and Depositor is referred to Depositor's attorney for any such assurances.

  22. Depositor should seek advice from Depositor's attorney regarding the legal consequences (including but not limited to federal and state tax matters) of entering into this Agreement, contributing to the custodial account, and ordering Custodian to make distributions from the account. Depositor acknowledges that Custodian and Service Company (and any company associated therewith) are prohibited by law from rendering such advice.

  23. Articles I through VII of this Agreement are in the form promulgated by the Internal Revenue Service. It is anticipated that if and when the Internal Revenue Service promulgates changes to Form 5305-A, the Custodian will amend this Agreement correspondingly.

  24. The Depositor acknowledges that he or she has received and read the current prospectus for each Fund in which his or her account is invested and the Individual Retirement Account Disclosure Statement related to the Account. The Depositor represents under penalties of perjury that his or her Social Security number (or other Taxpayer Identification Number) as stated in the Adoption Agreement is correct.

                     STATE STREET BANK AND TRUST COMPANY
                      REGULAR IRA (ONLY) INFORMATION KIT

INTRODUCTION
WHAT'S NEW IN THE WORLD OF IRAS?
  An Individual Retirement Account ("IRA") has always provided an attractive means to save money for the future on a tax-advantaged basis. Recent changes to Federal tax law have now made the IRA an even more flexible investment and savings vehicle. Among the new changes is the creation of the Roth Individual Retirement Account ("Roth IRA"), which will be available for use after January 1, 1998. Under a Roth IRA, the earnings and interest on an individual's nondeductible contributions grow without being taxed, and distributions may be tax-free under certain circumstances. Most taxpayers (except for those with very high income levels) will be eligible to contribute to a Roth IRA. A Roth IRA can be used instead of a Regular IRA, to replace an existing Regular IRA, or complement a Regular IRA you wish to continue maintaining.

  Taxpayers with adjusted gross income of up to $100,000 are eligible to convert existing IRAs into Roth IRAs. The details on conversion are available in the State Street Bank and Trust Company Roth IRA Package, which you may obtain by calling or writing us.

  Congress has also made significant changes to Regular IRAs. First, Congress increased the income levels at which IRA holders who participate in employer-sponsored retirement plans can make deductible Regular IRA contributions. Also the rules for deductible contributions by a Regular IRA holder whose spouse is a participant in an employer-sponsored retirement plan have been liberalized. Second, the 10% penalty tax for premature withdrawals (before age 59 1/2) will no longer apply in the case of withdrawals to pay certain higher education expenses or certain first-time homebuyer expenses.

WHAT'S IN THIS KIT?
  In this Kit you will find detailed information about the changes that have been made to Regular IRAs. You will also find everything you need to establish and maintain a Regular IRA.

  The first section of this Kit contains the instructions and forms you will need to open a new Regular IRA, or to transfer from another IRA to a State Street Bank and Trust IRA.

  The second section of this Kit contains the Regular IRA Custodial Agreement, which contains provisions specifically applicable to Regular IRAs.

  The third section of this Kit contains the Regular IRA Disclosure Statement, which describes the basic rules and benefits specifically applicable to your Regular IRA.

WHAT'S THE DIFFERENCE BETWEEN A REGULAR IRA AND A ROTH IRA?
  With a Regular IRA, an individual can contribute up to $2,000 per year and may be able to deduct the contribution from taxable income, reducing income taxes. Taxes on investment growth and dividends are deferred until the money is withdrawn. Withdrawals are taxed as additional ordinary income when received. Nondeductible contributions, if any, are withdrawn tax-free. Withdrawals before age 59 1/2 are assessed a 10% penalty in addition to income tax, unless an exception applies.

  With a Roth IRA, the contribution limits are essentially the same as Regular IRAs, but there is no tax deduction for contributions. All dividends and investment growth in the account are tax-free. Most important with a Roth IRA: there is NO INCOME TAX on qualified withdrawals from your Roth IRA. Additionally, unlike a Regular IRA, there is no prohibition on making contributions to Roth IRAs after turning age 70 1/2, and there's no requirement that you begin making minimum withdrawals at that age.

  The following chart highlights some of the major differences between a Regular IRA and a Roth IRA:

-------------------------------------------------------------------------------
  CHARACTERISTICS           REGULAR IRA                          ROTH IRA
-------------------------------------------------------------------------------
ELIGIBILITY           o  Individuals (and their   o  Individuals (and their
                         spouses) who receive        spouses) who receive
                         compensation                compensation

                      o  Individuals age 70 1/2   o  Individuals age 70 1/2
                         and over MAY NOT            and over MAY
                         contribute                  contribute
-------------------------------------------------------------------------------
TAX TREATMENT OF      o  Subject to               o  No deduction permitted
CONTRIBUTIONS            limitations,                for amounts
                         contributions are           contributed
                         deductible
-------------------------------------------------------------------------------
CONTRIBUTION LIMITS   o  Individuals may            Individuals may
                         contribute up to           generally contribute
                         $2,000 annually (or        up to $2,000 (or 100%
                         100% of compensation,      of compensation, if
                         if less)                   less)

                      o  Deductibility depends      Ability to contribute
                         on income level for        phases out at income
                         individuals who are        levels of $95,000 to
                         active participants in     $110,000 (individual
                         an employer-sponsored      taxpayer) and $150,000
                         retirement plan            to $160,000 (married
                                                    taxpayers)

                                                    Overall limit for
                                                    contributions to all
                                                    IRAs (Regular and Roth
                                                    combined) is $2,000
                                                    annually (or 100% of
                                                    compensation, if less)
-------------------------------------------------------------------------------
EARNINGS              o  Earnings and interest    o  Earnings and interest
                         are not taxed when          are not taxed when
                         received by your IRA        received by your IRA
-------------------------------------------------------------------------------
ROLLOVER/CONVERSIONS  o  Individual may           o  Rollovers from other
                         rollover amounts held       Roth IRAs or Regular
                         in employer-sponsored       IRAs ONLY
                         retirement
                         arrangements (401(k),    o  Amounts rolled over
                         SEP IRA, etc.) tax          (or converted) from
                         free to Regular IRA         another Regular IRA
                                                     are subject to income
                                                     tax in the year rolled
                                                     over or converted

                                                  o  Tax on amounts rolled
                                                     over or converted in
                                                     1998 is spread over
                                                     four year period
                                                     (1998-2001)
-------------------------------------------------------------------------------
WITHDRAWALS           o  Total (principal +       o  Not taxable as long as
                         earnings) taxable as        a qualified
                         income in year              distribution-
                         withdrawn (except for       -generally, account
                         any prior non-              open for 5 years, and
                         deductible                  age 59 1/ 2
                         contributions)
                                                  o  Minimum withdrawals
                      o  Minimum withdrawals         NOT REQUIRED after age
                         must begin after age        70 1/2
                         70 1/2
-------------------------------------------------------------------------------

IS A ROTH OR A REGULAR IRA RIGHT FOR ME?
  We cannot act as your legal or tax advisor and so we cannot tell you which kind of IRA is right for you. The information contained in this Kit is intended to provide you with the basic information and material you will need if you decide whether a Regular or Roth IRA is better for you, or if you want to convert an existing Regular IRA to a Roth IRA. We suggest that you consult with your accountant, lawyer or other tax advisor, or with a qualified financial planner, to determine whether you should open a Regular or Roth IRA or convert any or all of an existing Regular IRA to a Roth IRA. Your tax advisor can also advise you as to the state tax consequences that may affect whether a Regular or Roth IRA is right for you.

SEPS AND SIMPLES.
  The State Street Bank Regular IRA may be used in connection with a simplified employee pension (SEP) plan maintained by your employer. To establish a Regular IRA as part of your Employer's SEP plan, complete the Adoption Agreement for a Regular IRA, indicating in the proper box that the IRA is part of a SEP plan. A Roth IRA should not be used in connection with a SEP plan.

  A Roth IRA may NOT be used as part of an employer SIMPLE IRA plan. A Regular IRA may be used, but only after an individual has been participating for two or more years (for the first two years, only a special SIMPLE IRA may be used). SIMPLE IRA plans were added by the 1996 tax law to provide an easy and inexpensive way for small employers to provide retirement benefits for their employees. If you are interested in a SIMPLE IRA plan at your place of employment, call or write to the number or address given at the end of the Disclosure Statement portion of this Kit.

OTHER POINTS TO NOTE.
  The Disclosure Statement in this Kit provides you with the basic information that you should know about the State Street Bank and Trust Company Regular IRA. The Disclosure Statement provides general information about the governing rules for these IRAs and the benefits and features offered. However, the State Street Bank and Trust Company Adoption Agreement and the Custodial Agreement, are the primary documents controlling the terms and conditions of your personal State Street Bank and Trust Company Regular IRA, and these shall govern in the case of any difference with the Disclosure Statement.

  You or your when used throughout this Kit refer to the person for whom the State Street Bank and Trust Company Regular or Roth IRA is established. A Roth IRA is either a State Street Bank and Trust Company Roth IRA or any Roth IRA established by any other financial institution. A Regular IRA is any non-Roth IRA offered by State Street Bank and Trust Company or any other financial institution.

                             CENTURY SHARES TRUST

                     STATE STREET BANK AND TRUST COMPANY
               REGULAR INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT

                      INSTRUCTIONS FOR OPENING YOUR IRA

    1. Read carefully the Regular IRA Disclosure Statement, the Regular Individual Retirement Custodial Account document, the Adoption Agreement, and the prospectus(es) for any Fund(s) you are considering. Consult your lawyer or other tax adviser if you have any questions about how opening a Regular IRA will affect your financial and tax situation.

    2.  Complete the Adoption Agreement

            Print the identifying information in Part 1 of the form.

            In Part 2, check the box that shows the type of IRA you are opening.

            If this is an IRA to which you expect to make contributions each year, check box A and enclose a check in the amount of your first contribution. Be sure to indicate whether this is a contribution for last year or for the current year.

            If this is a transfer directly from another IRA custodian or trustee, check Box B. Check the appropriate box to indicate whether the funds transferred were originally from contributions to an employee qualified plan or a 403(b) arrangement, or whether any of the funds were originally from your annual contributions to the IRA. Complete and sign the Universal IRA Transfer of Assets Form.

            If this is a rollover of amounts distributed to you from another IRA or an employer qualified plan or a 403(b) arrangement, check Box
        C. Check the appropriate box to indicate whether the transfer is coming from a qualified plan or a 403(b) arrangement or an IRA that held only funds that were originally from contributions to a qualified plan or 403(b) or whether any of the funds were originally from your annual contributions to the IRA. Enclose a check for the rollover contribution amount.

            If this is a direct rollover from a qualified plan or 403(b) arrangement, check Box D. Complete and sign the Universal IRA Transfer of Assets Form.

            Check Box E if applicable (for an IRA that will be used to receive employer contributions under an employer's simplified employee pension (or SEP) plan or under a grandfathered salary reduction SEP plan (or "SARSEP")).

            In Part 3, indicate your investment choices.

            In Part 4, indicate your Primary Beneficiary and Alternate Beneficiary. Spousal consent required if beneficiary is other than your spouse.

            Sign and date the Adoption Agreement at the end.

    3. If you are transferring assets from an existing Regular IRA to this Regular IRA, complete the Transfer of IRA Assets Form.

    4. The Custodian fees for maintaining your Regular IRA are listed in the FEES AND EXPENSES section of the Disclosure Statement.

    5. Check to be sure you have properly completed all necessary forms and enclosed a check for the first contribution to your Regular or Roth IRA (if applicable). Your Regular IRA or Roth IRA cannot be accepted without the properly completed documents.

    All checks should be payable to Century Shares Trust.

    Send the completed forms and checks to:
                             Century Shares Trust
                                P.O. Box 8329
                            Boston, MA 02266-8329

                                IMPORTANT NOTE

    This Kit contains materials to establish a Regular Individual Retirement Custodial Account. It does not establish a Roth IRA, a new type of IRA available starting in 1998.

    This IRA is a called a "Regular IRA" to distinguish it from the new Roth IRA. With a Roth IRA, contributions are not deductible (regardless of your Adjusted Gross Income), but withdrawals that meet certain requirements are not subject to federal income tax, so that interest and other gains and earnings on amounts held in a Roth IRA can be withdrawn without being subject to federal income tax. Please write to the address at the end of the Disclosure Statement included in this Kit (or call the 800 number listed there) to request material on new Roth IRAs.

                             CENTURY SHARES TRUST

                     STATE STREET BANK AND TRUST COMPANY
               REGULAR INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT
                              ADOPTION AGREEMENT

    I, the person signing this Adoption Agreement (hereinafter called the "Depositor"), establish a Regular Individual Retirement Account (the "Account") with State Street Bank and Trust Company as Custodian. ("Bank") A Regular Individual Retirement Account operates under Internal Revenue Code
Section 408; I understand that it is not a Roth IRA under the Internal Revenue Code Section 408A. I agree to the terms of my Account, which are contained in the document entitled "State Street Bank and Trust Company Regular Individual Retirement Custodial Account" and this Adoption Agreement. I certify the accuracy of the information in this Adoption Agreement. My Account will be effective upon acceptance by State Street Bank and Trust Company.

1.  DEPOSITOR INFORMATION

                                             [ ] [ ] [ ]-[ ] [ ]-[ ] [ ] [ ] [ ]
-----------------------------------------         Social Security Number
Print Full Name

-----------------------------------------  -------------------------------------
Address                                    Date of Birth

                                           (       )
-----------------------------------------  -------------------------------------
City         State                 Zip     Daytime Telephone No.

2.  TYPE OF REGULAR INDIVIDUAL RETIREMENT ACCOUNT

A. [ ]    ANNUAL CONTRIBUTIONS
          Current Contribution for the year 19------. Check enclosed for $----------.
          This contribution does not exceed the maximum permitted amount as described in the Regular IRA Disclosure Statement.

B. [ ]    TRANSFER
          Transfer of existing Regular IRA directly from current Custodian or Trustee. Complete the Universal IRA Transfer of Assets Form.

          [ ] The transferring IRA held annual contributions by me (or amounts transferred or rolled over from another IRA holding annual contributions).

          [ ] The transferring IRA held only amounts that were originally contributions to an employer qualified plan or 403(b) plan.

C. [ ]    ROLLOVER
          The requirements for a valid rollover are complex. See the Regular IRA Disclosure Statement for additional information and consult your tax advisor for help if needed. Check enclosed for $----------.
          [ ] Rollover of a qualifying rollover distribution to Depositor from an employer plan or 403(b) arrangement, or rollover from another Regular IRA which held only assets distributed to Depositor from an employer plan or 403(b) arrangement and to which Depositor made no direct contributions.
          [ ] Rollover of distribution to Depositor from another Regular IRA that held amounts that originated from annual contributions by the Depositor.

D. [ ]    DIRECT ROLLOVER
          [ ] Direct rollover of an eligible distribution from a qualified plan.
          [ ] Direct rollover of an eligible distribution from a 403(b) account or annuity.
          Direct rollovers are described in the Regular IRA Disclosure
          Statement.

E. [ ] SEP Provision - check here if the Depositor intends to use this Account in connection with a SEP Plan or grandfathered SARSEP Plan established by the Depositor's employer.

3.  INVESTMENTS

                Invest contributions to my Account as follows:
                       CENTURY SHARES TRUST        100%

    I acknowledge that I have sole responsibility for my investment choices and that I have received a current prospectus. (Please read the prospectus before investing.)

4.  DESIGNATION OF BENEFICIARY
    As Depositor, I hereby make the following designation of beneficiary in accordance with the State Street Bank and Trust Company Regular Individual Retirement Custodial Account:

    In the event of my death, pay any interest I may have under my Account to the following Primary Beneficiary or Beneficiaries who survive me. Make payment in the proportions specified below (or in equal proportions if no different proportions are specified). If any Primary Beneficiary predeceases me, his share is to be divided among the Primary Beneficiaries who survive me in the relative proportions assigned to each such surviving Primary Beneficiary.

PRIMARY BENEFICIARY OR BENEFICIARIES:

                NAME                       RELATIONSHIP           DATE OF BIRTH         SOCIAL SECURITY NUMBER        PROPORTION
------------------------------------  ----------------------  ----------------------  ---------------------------  ----------------

------------------------------------  ----------------------  ----------------------  ---------------------------  ----------------

------------------------------------  ----------------------  ----------------------  ---------------------------  ----------------

------------------------------------  ----------------------  ----------------------  ---------------------------  ----------------

    IF NONE OF THE PRIMARY BENEFICIARIES SURVIVES ME, PAY ANY INTEREST I MAY HAVE UNDER MY ACCOUNT TO THE FOLLOWING ALTERNATE BENEFICIARY OR BENEFICIARIES WHO SURVIVE ME. MAKE PAYMENT IN THE PROPORTIONS SPECIFIED BELOW (OR IN EQUAL PROPORTIONS IF NO DIFFERENT PROPORTIONS ARE SPECIFIED). IF ANY ALTERNATE BENEFICIARY PREDECEASES ME, HIS SHARE IS TO BE DIVIDED AMONG THE ALTERNATE BENEFICIARIES WHO SURVIVE ME IN THE RELATIVE PROPORTIONS ASSIGNED TO EACH SUCH SURVIVING ALTERNATE BENEFICIARY.

ALTERNATE BENEFICIARY OR BENEFICIARIES:

                NAME                       RELATIONSHIP           DATE OF BIRTH         SOCIAL SECURITY NUMBER        PROPORTION
------------------------------------  ----------------------  ----------------------  ---------------------------  ----------------

------------------------------------  ----------------------  ----------------------  ---------------------------  ----------------

------------------------------------  ----------------------  ----------------------  ---------------------------  ----------------

------------------------------------  ----------------------  ----------------------  ---------------------------  ----------------

IMPORTANT: This Designation of Beneficiary may have important tax or estate planning effects. Also, if you are married and reside in a community property or marital property state (Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington or Wisconsin), you may need to obtain your spouse's consent if you have not designated your spouse as primary beneficiary for at least half of your Account. See your lawyer or other tax professional for additional information and advice.


-------------------------------------------------------------------------------

SPOUSAL CONSENT  (This section should be reviewed if the accountholder is married and designates a beneficiary other than the spouse. It is the accountholder's responsibility to determine if this section applies. The accountholder may need to consult with legal counsel. Neither the Custodian nor the Sponsor are liable for any consequences resulting from a failure of the accountholder to provide proper spousal consent.)

                 I am the spouse of the above-named accountholder. I acknowledge that I have received a full and reasonable disclosure of my spouse's property and financial obligations. Due to any possible consequences of giving up my community property interest in this IRA, I have been advised to see a tax professional or legal advisor.

                 I hereby consent to the beneficiary designation(s) indicated above. I assume full responsibility for any adverse consequence that may result. No tax or legal advice was given to me by the Custodian or Sponsor.

                 -------------------------------    ---------------------------
                 SIGNATURE OF SPOUSE                DATE

                 -------------------------------    ---------------------------
                 SIGNATURE OF WITNESS FOR SPOUSE    DATE

-------------------------------------------------------------------------------

5.  CERTIFICATIONS AND SIGNATURES
    If the Depositor has indicated a Rollover or Direct Rollover above, Depositor certifies that the contribution does not include any employee contributions to any qualified plan (other than accumulated deductible employee contributions) or 403(b) arrangement; that any assets transferred in kind by Depositor are the same assets received by the Depositor in the distribution being rolled over; if the distribution is from another Regular IRA, that Depositor has not made another rollover within the one-year period immediately preceding this rollover; that such distribution was received within 60 days of making the rollover to this Account; and that no portion of the amount rolled over is a required minimum distribution under the required distribution rules.

    Depositor has received and read the "State Street Bank and Trust Company Regular Individual Retirement Account Disclosure Statement" (including the Custodian's fee schedule), the Custodial Account document, and the "Instructions" pertaining to this Adoption Agreement. Depositor acknowledges receipt of the Regular Individual Retirement Custodial Account document and Regular IRA Disclosure Statement at least 7 days before the date inscribed below and acknowledges that Depositor has no further right of revocation.

    Depositor acknowledges and understands that the beneficiaries named herein may be changed or revoked at any time by filing a new designation in writing with the Custodian. All forms must be acceptable to the Custodian and dated and signed by the Depositor.

                           CUSTODIAN ACCEPTANCE. State Street Bank and Trust Company will accept appointment as Custodian of the Depositor's Account. However, this Agreement is not

-------------------------  binding upon the Custodian until the Depositor has
Signature of Depositor     received a statement of the transaction. Receipt by
                           the Depositor of a confirmation of the purchase of the Fund shares indicated above will serve as notification of State Street Bank and Trust Company's
Date --------------------  acceptance of appointment as Custodian of the
                           Depositor's Account.

                           STATE STREET BANK AND TRUST COMPANY, CUSTODIAN

                           By -------------------------------------------------

                           Date -----------------------------------------------

    If the Depositor is a minor under the laws of the Depositor's state of residence, a parent or guardian must also sign the Adoption Agreement here. Until the Depositor reaches the age of majority, the parent or guardian will exercise the powers and duties of the Depositor.

                           ----------------------------------------------------
                           Signature of Parent or Guardian

   RETAIN A PHOTOCOPY OF THE COMPLETED ADOPTION AGREEMENT FOR YOUR RECORDS

                             CENTURY SHARES TRUST

                     STATE STREET BANK AND TRUST COMPANY
                   INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT
                    UNIVERSAL IRA TRANSFER OF ASSETS FORM

1.  NAME AND ADDRESS OF DEPOSITOR
    Name ---------------------------------------------------------------------
    Address ------------------------------------------------------------------
                 Street              City                State          Zip
    Day Telephone No. (      )         Social Security No.
                      -----------------                   --------------------

2.   IDENTIFICATION OF RECEIVING ACCOUNT

    This a transfer to a State Street Bank and Trust Company
      [ ] Regular IRA*    [ ] SEP IRA*   [ ] Roth IRA**   [ ] SIMPLE IRA***

      * You may not transfer from a Roth IRA to a Regular IRA or a simplified employee pension (SEP) IRA. Transfers to a Regular IRA or SEP IRA may be made from another Regular IRA or SEP IRA, qualified employer plan, 403(b) arrangement, or a SIMPLE IRA account (but not until at least 2 years after the first contribution to your SIMPLE IRA account).

     ** Transfers to a Roth IRA are possible only from another Roth IRA or from a Regular IRA, not from other types of tax-deferred accounts. A transfer from a Regular IRA will trigger federal income tax on the taxable amount transferred from the Regular IRA. Note: If a conversion, rollover or transfer from a Regular IRA to a Roth IRA is being made, only amounts converted, rolled over or transferred during the same tax year will be accepted in a single Roth IRA. A separate Roth IRA must be established to hold such amounts from a different tax year. Annual contributions may not be deposited in a Roth IRA holding such converted, rolled over or transferred amounts.

    *** Transfers to a SIMPLE IRA may be made only from another SIMPLE IRA.
        During the first two years after a SIMPLE IRA is established, transfers may be made only to another SIMPLE IRA; after two years, transfers may be made from a SIMPLE IRA to a Regular IRA.

    If you already have a Regular IRA, SEP IRA, Roth IRA or SIMPLE IRA, indicate the Account No.--------------------.

3.   INSTRUCTIONS TO PRESENT IRA CUSTODIAN OR TRUSTEE (Completed by Depositor)

    Name of Custodian/Trustee ------------------------------------------------
    Attn: Mr./Ms. ------------------------------------------------------------
    Address ------------------------------------------------------------------
                Street            City                State          Zip

    Identification of Sending Account (including Account No.) ----------------

    Please transfer assets from the above account to State Street Bank and Trust Company. Transfer should be in cash according to the following instructions:

    [ ] Transfer the total amount     or    [ ] Transfer $---------- and retain
        in my Account                           the balance.

    Make check payable to:
        Century Shares Trust
        FBO: Shareholder name
        P.O. Box 8329
        Boston, MA 02266-8329

4. INVESTMENT INSTRUCTIONS TO STATE STREET BANK AND TRUST COMPANY (Depositor - check one box and complete if necessary)

    [ ] Invest the transferred amount in accordance with the investment instructions in the Adoption Agreement for my State Street Bank and Trust Company Individual Retirement Custodial Account.

    [ ] Invest the transferred amount as follows:
                                             CENTURY SHARES TRUST        100%

    I acknowledge that I have sole responsibility for my investment choices and that I have received a current prospectus. (Please read the prospectus before investing.)

    I understand that the requirements for a valid transfer to a Regular IRA, SEP IRA, Roth IRA or SIMPLE IRA are complex and that I have the responsibility for complying with all requirements and for the tax results of any such transfer.

5.  SIGNATURE OF DEPOSITOR
    The undersigned certifies to the present IRA custodian or trustee that the undersigned has established a successor Individual Retirement Custodial Account meeting the requirements of Internal Revenue Code Section 408(a), 408(p) or 408A (as the case may be) to which assets will be transferred, and certifies to State Street Bank and Trust Company that the IRA from which assets are being transferred meets the requirements of Internal Revenue Code
Section 408(a), 408(p) or 408A (as the case may be).

------------------------------  ----------------------------------------------
            Date                            Signature of Depositor

    SIGNATURE GUARANTEE (only if required by current Custodian or Trustee)

    Signature guaranteed by: --------------------------------------------------
                                          Name of Bank or Dealer Firm

                             --------------------------------------------------
                                         Signature of Officer and Title

--------------------------------------------------------------------------
6. ACCEPTANCE BY NEW CUSTODIAN (Completed by State Street Bank and Trust Company) State Street Bank and Trust Company agrees to accept transfer of the above amount for deposit to the Depositor's State Street Bank and Trust Company Individual Retirement Custodial Account, and requests the liquidation and transfer of assets as indicated above.

-----------------------------------    By:------------------------------------

                       REGULAR IRA DISCLOSURE STATEMENT

SPECIAL NOTE
  This Disclosure Statement describes the rules applicable to Regular IRAs beginning January 1, 1998. IRAs described in these pages are called "Regular IRAs" to distinguish them from the new "Roth IRAs" first available starting in 1998 (see below).

  For contributions for 1997 (including contributions made up to April 15, 1998 but designated as contributions for 1997), there are different rules for determining the deductibility of your IRA contribution on your federal tax return. For contributions for 1997, the "active participant" limits on deductibility (described below) apply if either spouse is an active participant in an employer-sponsored plan. Also, the adjusted gross income ("AGI") levels for partially deductible or nondeductible Regular IRA contributions (described below) are lower for 1997 ($25,000 for single taxpayers, with no deduction if your AGI is above $35,000; and $40,000 for married taxpayers filing jointly, with no deduction if your AGI is above $50,000). Also, the exceptions to the 10% early withdrawal penalty for withdrawals to pay certain higher education or first-time homebuyer expenses do not apply to withdrawals in 1997.

  This Regular IRA Disclosure Statement does not describe Roth IRAs, a new type of IRA available starting in 1998. With a Roth IRA, contributions to a Roth IRA are not deductible (regardless of your AGI), but withdrawals that meet certain requirements are not subject to federal income tax, so that dividends and investments growth on amounts held in the Roth IRA can escape federal income tax. Please write to the address at the end of this Disclosure Statement (or call the 800 number listed at the end) to request materials on new Roth IRAs.

  Regular IRAs described in this Disclosure Statement may be used as part of a simplified employee pension (SEP) plan maintained by your employer. Under a SEP your employer may make contributions to your Regular IRA, and these contributions may exceed the normal limits on Regular IRA contributions. This Disclosure Statement also does not describe IRAs established in connection with a SIMPLE IRA program maintained by your employer. Employers provide special explanatory materials for accounts established as part of an employer's SIMPLE IRA program. However, Regular IRAs may be used in connection with a SIMPLE IRA program, but for the first two years of participation a special SIMPLE IRA (not a Regular IRA) is required.

ESTABLISHING YOUR IRA
  This disclosure statement contains information about your Regular Individual Retirement Custodial Account with State Street Bank and Trust Company as Custodian. A Regular IRA gives you several tax benefits. Earnings on the assets held in your IRA are not subject to federal income tax until withdrawn by you. You may be able to deduct all or part of your Regular IRA contribution on your federal income tax return. State income tax treatment of your Regular IRA may differ from federal treatment; ask your state tax department or your personal tax advisor for details.

  All IRAs must meet certain requirements. Contributions generally must be made in cash. The IRA trustee or custodian must be a bank or other person who has been approved by the Secretary of the Treasury. Your contributions may not be invested in life insurance or collectibles or be commingled with other property except in a common trust or investment fund. Your interest in the account must be nonforfeitable at all times. You may obtain further information on IRAs from any district office of the Internal Revenue Service.

  You may revoke a newly established IRA at any time within seven days after the date on which you receive this Disclosure Statement. An IRA established more than seven days after the date of your receipt of this Disclosure Statement may not be revoked.

  To revoke your IRA, mail or deliver a written notice of revocation to the Custodian at the address which appears at the end of this Disclosure Statement. Mailed notice will be deemed given on the date that it is postmarked (or, if sent by certified or registered mail, on the date of certification or registration). If you revoke your IRA within the seven-day period, you are entitled to a return of the entire amount you contributed into your IRA, without adjustment for such items as sales charges, administrative expenses or fluctuations in market value.

FEES AND EXPENSES
CUSTODIAN'S FEES
  The following is a list of the fees charged by the Custodian for maintaining your IRA.

  Annual Maintenance Fee per account                                  $10.00

  Termination, Rollover, or Transfer of Account
    to Successor Custodian                                            $10.00

GENERAL FEE POLICIES

  -- Fees may be paid by you directly or the Custodian may deduct them from your IRA.

  -- Fees may be changed upon 30 days written notice to you.

  -- The full annual maintenance fee will be charged for any calendar year during which you have a Regular IRA with us. This fee is not prorated for periods of less than one full year.

  -- If provided for in this Disclosure Statement or the Adoption Agreement, termination fees are charged when your account is closed whether the funds are distributed to you or transferred to a successor custodian or trustee.

  -- The Custodian may charge you for its reasonable expenses for services not covered by its fee schedule.

OTHER CHARGES

  -- There may be sales or other charges associated with the purchase or redemption of shares of a Fund in which your IRA is invested. Be sure to read carefully the current prospectus of any Fund you are considering as an investment for your IRA for a description of applicable charges.

ELIGIBILITY
WHAT ARE THE ELIGIBILITY REQUIREMENTS FOR A REGULAR IRA?
  You are eligible to establish and contribute to a Regular IRA for a year if:

  -- You received compensation (or earned income if you are self employed) during the year for personal services you rendered. If you received taxable alimony, this is treated like compensation for IRA purposes.

  -- You did not reach age 70 1/2 during the year.

CAN I CONTRIBUTE TO A REGULAR IRA FOR MY SPOUSE?
  For each year before the year when your spouse attains age 70 1/2, you can contribute to a separate Regular IRA for your spouse, regardless of whether your spouse had any compensation or earned income in that year. This is called a "spousal IRA." To make a contribution to a regular IRA for your spouse, you must file a joint tax return for the year with your spouse. For a spousal IRA, your spouse must set up a different Regular IRA, separate from yours, to which you contribute.

CONTRIBUTIONS
WHEN CAN I MAKE CONTRIBUTIONS TO A REGULAR IRA?
  You may make a contribution to your existing Regular IRA or establish a new regular IRA for a taxable year by the due date (not including any extensions) for your federal income tax return for the year. Usually this is April 15 of the following year.

HOW MUCH CAN I CONTRIBUTE TO MY REGULAR IRA?
  For each year when you are eligible (see above), you can contribute up to the lesser of $2,000 or 100% of your compensation (or earned income, if you are self-employed). However, under the tax laws, all or a portion of your contribution may not be deductible.

  If you and your spouse have spousal Regular IRAs, each spouse may contribute up to $2,000 to his or her IRA for a year as long as the combined compensation of both spouses for the year (as shown on your joint income tax return) is at least $4,000. If the combined compensation of both spouses is less than $4,000, the spouse with the higher amount of compensation may contribute up to that spouse's compensation amount, or $2,000 if less. The spouse with the lower compensation amount may contribute any amount up to that spouse's compensation plus any excess the other spouse's compensation over the other spouse's IRA contribution. However, the maximum contribution to either spouse's Regular IRA is $2,000 for the year.

  If you (or your spouse) establish a new Roth IRA and make contributions to both your Regular IRA and a Roth IRA, the combined limit on contributions to both your (or your spouse's) Regular IRA and Roth IRA for a single calendar year is $2,000.

HOW DO I KNOW IF MY CONTRIBUTION IS TAX DEDUCTIBLE?
  The deductibility of your contribution depends upon whether you are an active participant in any employer-sponsored retirement plan. If you are not an active participant, the entire contribution to your Regular IRA is deductible.

  If you are an active participant in an employer-sponsored plan, your Regular IRA contribution may still be completely or partly deductible on your tax return. This depends on the amount of your income (see below).

  Similarly, the deductibility of a contribution to a Regular IRA for your spouse depends upon whether your spouse is an active participant in any employer-sponsored retirement plan. If your spouse is not an active participant, the contribution to your spouse's Regular IRA will be deductible. If your spouse is an active participant, the Regular IRA contribution will be completely, partly or not deductible depending upon your combined income.

  An exception to the preceding rules applies to high-income married taxpayers, where one spouse is an active participant in an employer-sponsored retirement plan and the other spouse is not. A contribution to the non-active participant spouse's Regular IRA will be only partly deductible at an adjusted gross income level on the joint tax return of $150,000, and the deductibility will be phased out as described below over the next $10,000 so that there will be no deduction at all with adjusted gross income level of $160,000 or higher.

HOW DO I DETERMINE MY OR MY SPOUSE'S "ACTIVE PARTICIPANT" STATUS?
  Your (or your spouse's) Form W-2 should indicate if you (or your spouse) were an active participant in an employer-sponsored retirement plan for a year. If you have a question, you should ask your employer or the plan administrator.

  In addition, regardless of AGI level, your spouse's "active participant" status will not affect the deductibility of your contributions to your Regular IRA if you and your spouse file separate tax returns for the taxable year and you lived apart at all times during the taxable year.

WHAT ARE THE DEDUCTION RESTRICTIONS FOR ACTIVE PARTICIPANTS?
  If you (or your spouse) are an active participant in an employer plan during a year, the contribution to your Regular IRA (or your spouse's Regular IRA) may be completely, partly or not deductible depending upon your filing status and your amount of adjusted gross income ("AGI"). If AGI is any amount up to the lower limit, the contribution is deductible. If your AGI falls between the lower limit and the upper limit, the contribution is partly deductible. If your AGI falls above the upper limit, the contribution is not deductible.

                                                            FOR ACTIVE PARTICIPANTS -- 1998

                      ------------------------------------------------------------------------------------------------------------
                                  IF YOU ARE                               IF YOU ARE                         THEN YOUR
                                    SINGLE                           MARRIED FILING JOINTLY              IRA CONTRIBUTION IS
                      ------------------------------------------------------------------------------------------------------------
                               Up to Lower limit                        Up to Lower limit                 FULLY DEDUCTIBLE
                              ($30,000 for 1998)                       ($50,000 for 1998)
                      ------------------------------------------------------------------------------------------------------------
     ADJUSTED                More than Lower limit                    More than Lower limit               PARTLY DEDUCTIBLE
       GROSS                     but less than                            but less than
      INCOME            Upper limit ($40,000 for 1998)           Upper limit ($60,000 for 1998)
                      ------------------------------------------------------------------------------------------------------------
                              Upper limit or more                      Upper limit or more                 NOT DEDUCTIBLE
                      ------------------------------------------------------------------------------------------------------------

     The Lower Limit and the Upper Limit will change for 1999 and later years. The Lower Limit and Upper Limit for these years are as follows (note: if you are married but filing a separate return, your Lower Limit is always zero and your Upper Limit is always
$10,000). Substitute the correct Lower Limit and Upper Limit on the table above for determining deductibility in any particular year.

                       TABLE OF LOWER AND UPPER LIMITS
-------------------------------------------------------------------------------
                                                               MARRIED
 YEAR                         SINGLE                       FILING JOINTLY
-------------------------------------------------------------------------------
                   LOWER LIMIT     UPPER LIMIT      LOWER LIMIT      UPPER LIMIT
-------------------------------------------------------------------------------
 1999                $31,000         $41,000          $51,000         $61,000
 2000                $32,000         $42,000          $52,000         $62,000
 2001                $33,000         $43,000          $53,000         $63,000
 2002                $34,000         $44,000          $54,000         $64,000
 2003                $40,000         $50,000          $60,000         $70,000
 2004                $45,000         $55,000          $65,000         $75,000
 2005                $50,000         $60,000          $70,000         $80,000
 2006                $50,000         $60,000          $75,000         $85,000
 2007 and later      $50,000         $60,000          $80,000        $100,000
-------------------------------------------------------------------------------

HOW DO I CALCULATE MY DEDUCTION IF I FALL IN THE "PARTLY DEDUCTIBLE" RANGE?
  If your AGI falls in the partly deductible range, you must calculate the portion of your contribution that is deductible. To do this, multiply your contribution by a fraction. The numerator is the amount by which your AGI exceeds the lower limit for 1998: $30,000 if single, or $50,000 if married filing jointly). The denominator is $10,000 (note that the denominator for married joint filers is $20,000 starting in 2007). Subtract this from your contribution and then round down to the nearest $10. The deductible amount is the greater of the amount calculated or $200 (provided you contributed at least $200). If your contribution was less than $200, then the entire contribution is deductible.

  For example, assume that you make a $2,000 contribution to your Regular IRA in 1998, a year in which you are an active participant in your employer's retirement plan. Also assume that your AGI is $57,555 and you are married, filing jointly. You would calculate the deductible portion of your contribution this way:

  1. The amount by which your AGI exceeds the lower limit of the partly - deductible range:

                          ($57,555-$50,000) = $7,555

                                   $ 7,555
  2. Divide this by $10,000:       --------     = 0.7555
                                   $10,000

  3. Multiply this by your contribution limit:

                           0.7555 X $2,000 = $1,511

  4. Subtract this from your contribution:

                           ($2,000 - $1,551) = $489

  5. Round this down to the nearest $10:  = $480

  6. Your deductible contribution is the greater of this amount or $200.

  Even though part or all of your contribution is not deductible, you may still contribute to your Regular IRA (and your spouse may contribute to your spouse's Regular IRA) up to the limit on contributions. When you file your tax return for the year, you must designate the amount of non-deductible contributions to your Regular IRA for the year. See IRS Form 8606.

HOW DO I DETERMINE MY AGI?
  AGI is your gross income minus those deductions which are available to all taxpayers even if they don't itemize. Instructions to calculate your AGI are provided with your income tax Form 1040 or 1040A.

WHAT HAPPENS IF I CONTRIBUTE MORE THAN ALLOWED TO MY REGULAR IRA?
  The maximum contribution you can make to a regular IRA generally is $2,000 or 100% of compensation or earned income, whichever is less. Any amount contributed to the IRA above the maximum is considered an "excess contribution." The excess is calculated using your contribution limit, not the deductible limit. An excess contribution is subject to excise tax of 6% for each year it remains in the IRA.

HOW CAN I CORRECT AN EXCESS CONTRIBUTION?
  Excess contributions may be corrected without paying a 6% penalty. To do so, you must withdraw the excess and any earnings on the excess before the due date (including extensions) for filing your federal income tax return for the year for which you made the excess contribution. A deduction should not be taken for any excess contribution. Earnings on the amount withdrawn must also be withdrawn. The earnings must be included in your income for the tax year for which the contribution was made and may be subject to a 10% premature withdrawal tax if you have not reached age 59 1/2.

WHAT HAPPENS IF I DON'T CORRECT THE EXCESS CONTRIBUTION BY THE TAX RETURN DUE DATE?
  Any excess contribution not withdrawn by the tax return due date (including any extensions) for the year for which the contribution was made will be subject to the 6% excise tax. There will be an additional 6% excise tax for each subsequent year the excess remains in your account.

  Under limited circumstances, you may correct an excess contribution after tax filing time by withdrawing the excess contribution (leaving the earnings in the account). This withdrawal will not be includible in income nor will it be subject to any premature withdrawal penalty if (1) your contributions to all Regular IRAs do not exceed $2,000 and (2) you did not take a deduction for the excess amount (or you file an amended return (Form 1040X) which removes the excess deduction).

HOW ARE EXCESS CONTRIBUTIONS TREATED IF NONE OF THE PRECEDING RULES APPLY?
  Unless an excess contribution qualifies for the special treatment outlined above, the excess contribution and any earnings on it withdrawn after tax filing time will be includible in taxable income and may be subject to a 10% premature withdrawal penalty. No deduction will be allowed for the excess contribution for the year in which it is made.

  Excess contributions may be corrected in a subsequent year to the extent that you contribute less than your maximum amount. As the prior excess contribution is reduced or eliminated, the 6% excise tax will become correspondingly reduced or eliminated for subsequent tax years. Also, you may be able to take an income tax deduction for the amount of excess that was reduced or eliminated, depending on whether you would be able to take a deduction if you had instead contributed the same amount.

TRANSFERS/ROLLOVERS
CAN I TRANSFER OR ROLL OVER A DISTRIBUTION I RECEIVE FROM MY EMPLOYER'S RETIREMENT PLAN INTO A REGULAR IRA?

  Almost all distributions from employer plans or 403(b) arrangements (for employees of tax-exempt employers) are eligible for rollover to a Regular IRA. The main exceptions are

  -- payments over the lifetime or life expectancy of the participant (or participant and a designated beneficiary),

  -- installment payments for a period of 10 years or more,

  -- required distributions (generally the rules require distributions starting at age 70 1/2 or for certain employees starting at retirement if later), and

  -- payments of employee after-tax contributions.

If you are eligible to receive a distribution from a tax qualified retirement plan as a result of, for example, termination of employment, plan discontinuance, or retirement, all or part of the distribution may be transferred directly into your Regular IRA. This is a called a "direct rollover." Or, you may receive the distribution and make a regular rollover to your Regular IRA within 60 days. By making a direct rollover or a regular rollover, you can defer income taxes on the amount rolled over until you subsequently make withdrawals from your IRA.

  The maximum amount you may roll over is the amount of employer contributions and earnings distributed. You may not roll over any after-tax employee contributions you made to the employer retirement plan. If you are over age 70 1/2 and are required to take minimum distributions under the tax laws, you may not roll over any amount required to be distributed to you under the minimum distribution rules. Also, if you are receiving periodic payments over your or your and your designated beneficiary's life expectancy or for a period of at least 10 years, you may not roll over these payments. A rollover to a regular IRA must be completed within 60 days after the distribution from the employer retirement plan to be valid.

  NOTE: A qualified plan administrator or 403(b) sponsor MUST WITHHOLD 20% OF YOUR DISTRIBUTION for federal income taxes UNLESS you elect a direct rollover. Your plan or 403(b) sponsor is required to provide you with information about direct and traditional rollovers and withholding taxes before you receive your distribution and must comply with your directions to make a direct rollover.

  The rules governing rollovers are complicated. Be sure to consult your tax advisor or the IRS if you have a question about rollovers.

ONCE I HAVE ROLLED OVER A PLAN DISTRIBUTION INTO A REGULAR IRA, CAN I SUBSEQUENTLY ROLL OVER INTO ANOTHER EMPLOYER'S QUALIFIED RETIREMENT PLAN?
  Yes. Part or all of an eligible distribution received from a qualified plan may be transferred from the Regular IRA to another qualified plan. However, the IRA must have no assets other than those which were previously distributed to you from the qualified plan. Specifically, the IRA cannot contain any contributions by you (or your spouse). Also, the new qualified plan must accept rollovers. Similar rules apply to Regular IRAs established with rollovers from 403(b) arrangements.

CAN I MAKE A TRADITIONAL ROLLOVER FROM MY IRA TO ANOTHER IRA?
  You may make a rollover from one Regular IRA to another Regular IRA you have or you established to receive the rollover. Such a rollover must be completed within 60 days after the withdrawal from your first IRA.

  After making a traditional rollover from one Regular IRA to another, you must wait a full year (365 days) before you can make another such rollover. (However, you can instruct a Regular IRA custodian to transfer amounts to directly to another Regular IRA custodian; such a direct transfer does not count as a rollover.)

WHAT HAPPENS IF I COMBINE ROLLOVER CONTRIBUTIONS WITH MY NORMAL CONTRIBUTIONS IN ONE IRA?
  If you wish to make both normal annual contribution and a rollover contribution, you may wish to open two separate Regular IRAs by completing two Adoption Agreements and two sets of forms. You should consult a tax advisor before making your annual contribution to the IRA you established with rollover contributions (or make a rollover contribution to the IRA to which you make your annual contributions). This is because combining your annual contributions and rollover contributions originating from an employer plan distribution would prohibit the future rollover out of the IRA into another qualified plan. If despite this, you still wish to combine a rollover contribution and the IRA holding your annual contributions, you should establish the account as an Annual Contributions IRA on the Adoption Agreement and make the contributions to that account.

HOW DO ROLLOVERS AFFECT MY CONTRIBUTION OR DEDUCTION LIMITS?
  Rollover contributions, if properly made, do not count toward the maximum contribution. Also, rollovers are not deductible and they do not affect your deduction limits as described above.

WHAT ABOUT CONVERTING MY REGULAR IRA TO A ROTH IRA?
  The rules for converting a Regular IRA to a new Roth IRA, or making a rollover from a Regular IRA to a new Roth IRA, are described in the State Street Bank Roth IRA Disclosure Statement. This is available to you by writing to the address or calling the 800 number at the end of this booklet.

  You should not attempt to make a rollover or a transfer from a new Roth IRA to a Regular IRA.

INVESTMENTS
HOW ARE MY REGULAR IRA CONTRIBUTIONS INVESTED?
You control the investment and reinvestment of contributions to your Regular IRA. Investments must be in one or more of the Fund(s) available from time to time as listed in the Adoption Agreement for your IRA or in an investment selection form included with your IRA Adoption Agreement. You direct the investment of your IRA by giving your investment instructions to the Distributor or Service Company for the Fund(s). Since you control the investment of your IRA, you are responsible for any losses; neither the Custodian, the Distributor nor the Service Company has any responsibility for any loss or diminution in value occasioned by your exercise of investment control. Transactions for your IRA will generally be effected at the applicable public offering price or net asset value for shares of the Fund(s) involved next established after the Distributor or the Service Company (whichever may apply) receives proper investment instructions from you; consult the current prospectus for the Fund(s) involved for additional information.

  Before making any investment, read carefully the current prospectus for any Fund you are considering as an investment for your IRA. The prospectus will contain information about the Fund's investment objectives and policies, as well as any minimum initial investment or minimum balance requirements and any sales, redemption or other charges.

  Because you control the selection of investments for your IRA and because mutual fund shares fluctuate in value, the growth in value of your IRA cannot be guaranteed or projected.

ARE THERE ANY RESTRICTIONS ON THE USE OF MY REGULAR IRA ASSETS?
  The tax-exempt status of your IRA will be revoked if you engage in any of the prohibited transactions listed in Section 4975 of the tax code. The fair market value of your IRA will be includible in your taxable income in the year in which such prohibited transaction takes place. The fair market value of your IRA may also be subject to a 10% penalty tax as a premature withdrawal if you have not yet reached the age of 59 1/2.

  Any investment in a collectible (for example, rare stamps) by your IRA is treated as a taxable withdrawal; the only exception involves certain types of government-sponsored coins and bullion.

WHAT IS A PROHIBITED TRANSACTION?
  Generally, a prohibited transaction is any improper use of the assets in your IRA. Some examples of prohibited transactions are:

  -- Direct or indirect sale or exchange of property between you and your IRA.

  -- Transfer of any property from your IRA to yourself or from yourself to your IRA.

  Your IRA could lose its tax exempt status if you use all or part of your interest in your IRA as security for a loan or borrow any money from your IRA. Any portion of your IRA used as security for a loan will be taxed as ordinary income in the year in which the money is borrowed. If you are under age 59 1/ 2, this amount will also be subject to a 10% penalty tax as a premature distribution.

WITHDRAWALS
WHEN CAN I MAKE WITHDRAWALS FROM MY REGULAR IRA?
  You may withdraw from your Regular IRA at any time. However, withdrawals before age 59 1/2 may be subject to a 10% penalty tax in addition to regular income taxes (see below).

WHEN MUST I START MAKING WITHDRAWALS?
  If you have not withdrawn your entire IRA by the April 1 following the year in which you reach 70 1/2, you must make minimum withdrawals in order to avoid penalty taxes. The rule allowing certain employees to postpone distributions from an employer qualified plan until actual retirement (even if this is after age 70 1/2) does not apply to Regular IRAs.

  The minimum withdrawal amount is determined by dividing the balance in your Regular IRA (or IRAs) by your life expectancy or the combined life expectancy of you and your designated beneficiary. The minimum withdrawal rules are complex. Consult your tax advisor for assistance.

  The penalty tax is 50% of the difference between the minimum withdrawal amount and your actual withdrawals during a year. The IRS may waive or reduce the penalty tax if you can show that your failure to make the required minimum withdrawals was due to reasonable cause and you are taking reasonable steps to remedy the problem.

HOW ARE WITHDRAWALS FROM MY REGULAR IRA TAXED?
  Amounts withdrawn by you are includible in your gross income in the taxable year that you receive them, and are taxable as ordinary income. Lump sum withdrawals from a Regular IRA are not eligible for averaging treatment currently available to certain lump sum distributions from qualified employer retirement plans.

  Since the purpose of a Regular IRA is to accumulate funds for retirement, your receipt or use of any portion of your Regular IRA before you attain age 59 1/2 generally will be considered as an early withdrawal and subject to a 10% penalty tax.

  The 10% penalty tax for early withdrawal will not apply if:

  -- The distribution was a result of your death or disability.

  -- The purpose of the withdrawal is to pay certain higher education expenses for yourself or your spouse, child, or grandchild. Qualifying expenses include tuition, fees, books, supplies and equipment required for attendance at a post-secondary educational institution. Room and board expenses may qualify if the individual is attending at least half-time.

  -- The distribution is used to pay first-time homebuyer expenses incurred by you or your spouse, child, grandchild, parent or grandparent. Qualifying expenses include costs of acquisition, construction or reconstruction of a principal residence, including usual settlement or closing costs. A person is considered a "first-time homebuyer" if that person (or his or her spouse, if married) had no ownership interest in a principal residence during the two years before the date that the new home is acquired. For any individual, there is a lifetime limit of $10,000 on qualifying first-time homebuyer expenses (including withdrawals from this IRA and any other IRAs you may have).

  -- The distribution is one of a scheduled series of substantially equal periodic payments for your life or life expectancy (or the joint lives or life expectancies of you and your beneficiary).

  If there is an adjustment to the scheduled series of payments, the 10% penalty tax may apply. The 10% penalty will not apply if you make no change in the series of payments until the end of five years or until you reach age 59 1/2, whichever is later. If you make a change before then, the penalty will apply. For example, if you begin receiving payments at age 50 under a withdrawal program providing for substantially equal payments over your life expectancy, and at age 58 you elect to receive the remaining amount in your Regular IRA in a lump-sum, the 10% penalty tax will apply to the lump sum and to the amounts previously paid to you before age 59 1/2.

  -- The distribution does not exceed the amount of your deductible medical expenses for the year (generally speaking, medical expenses paid during a year are deductible if they are greater than 72% of your adjusted gross income for that year), or

  -- The distribution does not exceed the amount you paid for health insurance coverage for yourself, your spouse and dependents. This exception applies only if you have been unemployed and received federal or state unemployment compensation payments for at least 12 weeks; this exception applies to distributions during the year in which you received the unemployment compensation and during the following year, but not to any distributions received after you have been reemployed for at least 60 days.

HOW ARE NONDEDUCTIBLE CONTRIBUTIONS TAXED WHEN THEY ARE WITHDRAWN?
  A withdrawal of nondeductible contributions (not including earnings) will be tax-free. However, if you made both deductible and nondeductible contributions to your Regular IRA, then each distribution will be treated as partly a return of your nondeductible contributions (not taxable) and partly a distribution of deductible contributions and earnings (taxable). The nontaxable amount is the portion of the amount withdrawn which bears the same ratio as your total nondeductible Regular IRA contributions bear to the total balance of all your Regular IRAs (including rollover IRAs and SEPs, but not including Roth IRAs).

  For example, assume that you made the following Regular IRA contributions:

            Year                   Deductible            Nondeductible
            ----                   ----------            -------------
            1995                     $2,000
            1996                     $2,000
            1997                     $1,000                  $1,000
            1998                                             $1,000
                                     -----                   -----
                                     $5,000                  $2,000

  In addition assume that your Regular IRA has total investment earnings through 1998 of $1,000. During 1998 you withdraw $500. Your total account balance as of 12-31-98 is $7,500 as shown below.

  Deductible Contributions                                            $5,000
  Nondeductible Contributions                                         $2,000
  Earnings On IRA                                                     $1,000
  Less 1998 Withdrawal                                                 $ 500
                                                                      ------
  Total Account Balance as of 12/31/98                                $7,500

  To determine the nontaxable portion of your 1998 withdrawal, the total 1998 withdrawal ($500) must be multiplied by a fraction. The numerator of the fraction is the total of all nondeductible contributions remaining in the account before the 1998 withdrawal ($2,000). The denominator is the total account balance as of 12-31-98 ($7,500) plus the 1998 withdrawal ($500) or $8,000. The calculation is:

      Total Remaining
  Nondeductible Contributions                    $2,000 X $500 = $ 125
  -----------------------------------------------------
  Total Account Balance                          $8,000

  Thus, $125 of the $500 withdrawal in 1998 will not be included in your taxable income. The remaining $375 will be taxable for 1998. In addition, for future calculations the remaining nondeductible contribution total will be $2,000 minus $125, or $1,875.

  A loss in your Regular IRA investment may be deductible. You should consult your tax advisor for further details on the appropriate calculation for this deduction if applicable.

IS THERE A PENALTY TAX ON CERTAIN LARGE WITHDRAWALS OR ACCUMULATIONS IN MY
IRA?
  Earlier tax laws imposed a "success" penalty equal to 15% of withdrawals from all retirement accounts (including IRAs, 401(k) or other employer retirement plans, 403(b) arrangements and others) in a year exceeding a specified amount (initially $150,000 per year). Also, there was a 15% estate tax penalty on excess accumulations remaining in IRAs and other tax-favored arrangements upon your death. This 15% penalty tax has been repealed.

TAX MATTERS
WHAT REPORTS DOES THE CUSTODIAN ISSUE?
  The Custodian will report all withdrawals to the IRS and the recipient on the appropriate form. For reporting purposes, a direct transfer of assets to a successor custodian or trustee is not considered a withdrawal.

  The Custodian will report to the IRS the year-end value of your account and the amount of any rollover or regular contribution made during a calendar year, as well as the tax year for which a contribution is made. Unless the Custodian receives an indication from you to the contrary, it will treat any amount as a contribution for the tax year in which it is received. It is most important that a contribution between January and April 15th for the prior year be clearly designated as such.

WHAT TAX INFORMATION MUST I REPORT TO THE IRS?
  You must file Form 5329 with the IRS for each taxable year for which you made an excess contribution, or you take a premature withdrawal that is subject to the 10% penalty tax, or you withdraw less than the required minimum amount from your Regular IRA. If your beneficiary fails to make required minimum withdrawals from your Regular IRA after your death, your beneficiary may be subject to an excise tax and be required to file Form 5329.

  You must also report each nondeductible contribution to the IRS by designating it a nondeductible contribution on your tax return. Use Form 8606. In addition, for any year in which you make a nondeductible contribution or take a withdrawal, you must include additional information on your tax return. The information required includes: (1) the amount of your nondeductible contributions for that year; (2) the amount of withdrawals from Regular IRAs in that year; (3) the amount by which your total nondeductible contributions for all the years exceed the total amount of your distributions previously excluded from gross income; and (4) the total value of all your Regular IRAs as of the end of the year. If you fail to report any of this information, the IRS will assume that all your contributions were deductible. This will result in the taxation of the portion of your withdrawals that should be treated as a nontaxable return of your nondeductible contributions.

ARE REGULAR IRA WITHDRAWALS SUBJECT TO WITHHOLDING?
  Federal income tax will be withheld at a flat rate of 10% from any withdrawal from your Regular IRA, unless you elect not to have tax withheld. Withdrawals from a Regular IRA are not subject to the mandatory 20% income tax withholding that applies to most distributions from qualified plans or 403(b) accounts that are not directly rolled over to another plan or IRA.

ARE THE EARNINGS ON MY REGULAR IRA FUNDS TAXED?
  Any dividend on or growth of the investments held in your Regular IRA are generally exempt from federal income taxes and will not be taxed until withdrawn by you, unless the tax exempt status of your Regular IRA is revoked.

ACCOUNT TERMINATION
  You may terminate your Regular IRA at any time after its establishment by sending a completed withdrawal form (or other withdrawal instructions in a form acceptable to the Custodian), or a transfer authorization form, to:

                             Century Shares Trust
                                P.O. Box 8329
                            Boston, MA 02266-8329

  Your Regular IRA with State Street Bank will terminate upon the first to occur of the following:

  -- The date your properly executed withdrawal form or instructions (as described above) withdrawing your total Regular IRA balance is received and accepted by the Custodian or, if later, the termination date specified in the withdrawal form.

  -- The date the Regular IRA ceases to qualify under the tax code. This will be deemed a termination.

  -- The transfer of the Regular IRA to another custodian/trustee.

  -- The rollover of the amounts in the Regular IRA to another custodian/ trustee.

  Any outstanding fees must be received prior to such a termination of your account.

  The amount you receive from your Regular IRA will be treated as a withdrawal, and thus the rules relating to Regular IRA withdrawals will apply. For example, if the Regular IRA is terminated before you reach age 59 1/2, the 10% early withdrawal penalty may apply on the amount you receive.

REGULAR IRA DOCUMENTS
  The terms contained in Articles I to VII of the State Street Bank and Trust Company Regular Individual Retirement Custodial Account document have been promulgated by the IRS in Form 5305-A for use in establishing a Regular IRA custodial account that meets the requirements of the tax laws for a valid IRA. This IRS approval relates only to the form of Articles I to VII and is not an approval of the merits of the IRA or of any investment permitted by the IRA.

ADDITIONAL INFORMATION
  For additional information you may write to the following address or call the following telephone number.

                             Century Shares Trust
                                P.O. Box 8329
                            Boston, MA 02266-8329
                                 800-321-1928

                     STATE STREET BANK AND TRUST COMPANY
                 ROTH INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT

  The following provisions of Articles I to VII are in the form promulgated by the Internal Revenue Service in Form 5305-RA for use in establishing a Roth Individual Retirement Custodial Account.

ARTICLE I.

  1. If this Roth IRA is not designated as a Roth Conversion IRA, then, except in the case of a rollover contribution described in section 408A(e), the Custodian will accept only cash contributions and only up to a maximum amount of $2,000 for any tax year of the Depositor.

  2. If this Roth IRA is designated as a Roth Conversion IRA, no contributions other than IRA Conversion Contributions made during the same tax year will be accepted.

ARTICLE IA.

  The $2,000 limit described in Article I is gradually reduced to $0 between certain levels of adjusted gross income (AGI). For a single Depositor, the $2,000 annual contribution is phased out between AGI of $95,000 and $110,000; for a married Depositor who files jointly, between AGI of $150,000 and $160,000; and for a married Depositor who files separately, between $0 and $10,000. In case of a conversion, the Custodian will not accept IRA Conversion Contributions in a tax year if the Depositor's AGI for that tax year exceeds $100,000 or if the Depositor is married and files a separate return. Adjusted gross income is defined in section 408A(c)(3) and does not include IRA Conversion Contributions.

ARTICLE II.

  The Depositor's interest in the balance in the custodial account is nonforfeitable.

ARTICLE III.

  1. No part of the custodial funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5)).

  2. No part of the custodial funds may be invested in collectibles (within the meaning of section 408(m)) except as otherwise permitted by section 408(m) (3), which provides an exception for certain gold, silver, and platinum coins, coins issued under the laws of any state, and certain bullion.

ARTICLE IV.

  1. If the Depositor dies before his or her entire interest is distributed to him or her and the Depositor's surviving spouse is not the sole beneficiary, the entire remaining interest will, at the election of the Depositor or, if the Depositor has not so elected, at the election of the beneficiary or beneficiaries, either:

    (a) Be distributed by December 31 of the year containing the fifth anniversary of the Depositor's death, or

    (b) Be distributed over the life expectancy of the designated beneficiary starting no later than December 31 of the year following the year of the Depositor's death.

  If distributions do not begin by the date described in (b), distribution method (a) will apply.

  2. In the case of distribution method 1(b) above, to determine the minimum annual payment for each year, divide the Depositor's entire interest in the trust as of the close of business on December 31 of the preceding year by the life expectancy of the designated beneficiary using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence and subtract 1 for each subsequent year.

  3. If the Depositor's spouse is the sole beneficiary on the Depositor's date of death, such spouse will then be treated as the Depositor.

ARTICLE V.

  1. The Depositor agrees to provide the Custodian with information necessary for the Custodian to prepare any reports required under sections 408(i) and 408A(d)(3)(E), and Regulations section 1.408-5 and 1.408-6, and under guidance published by the Internal Revenue Service.

  2. The Custodian agrees to submit reports to the Internal Revenue Service and the Depositor as prescribed by the Internal Revenue Service.

ARTICLE VI.

  Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through IV and this sentence will be controlling. Any additional articles that are not consistent with section 408A, the related regulations, and other published guidance will be invalid.

ARTICLE VII.

  This agreement will be amended from time to time to comply with the provisions of the Code, related regulations, and other published guidance. Other amendments may be made with the consent of the persons whose signatures appear below.

ARTICLE VIII.

  1. As used in this Article VIII the following terms have the following meanings:

  "Account" or "Custodial Account" means the Roth Individual Retirement Account established using the terms of this Agreement and the Adoption Agreement signed by the Depositor.

  "Custodian" means State Street Bank and Trust Company.

  "Fund" means registered investment company which is advised, sponsored, or distributed by sponsor; provided, however, that such a mutual fund or registered investment company must be legally offered for sale in the state of the Depositor's residence.

  "Distributor" means the entity which has a contract with the Fund(s) to serve as distributor of the shares of such Fund(s).

  In any case where there is no Distributor, the duties assigned hereunder to the Distributor may be performed by the Fund(s) or by an entity that has a contract to perform management or investment advisory services for the Fund(s).

  "Service Company" means any entity employed by the Custodian or the Distributor, including the transfer agent for the Fund(s), to perform various administrative duties of either the Custodian or the Distributor.

  In any case where there is no Service Company, the duties assigned hereunder to the Service Company will be performed by the Distributor (if any) or by an entity specified in the second preceding paragraph.

  "Sponsor" means Century Capital Management.

  2. The Depositor may revoke the Custodial Account established hereunder by mailing or delivering a written notice of revocation to the Custodian within seven days after the Depositor receives the Disclosure Statement related to the Custodial Account. Mailed notice is treated as given to the Custodian on date of the postmark (or on the date of Post Office certification or registration in the case of notice sent by certified or registered mail). Upon timely revocation, the Depositor's initial contribution will be returned, without adjustment for administrative expenses, commissions or sales charges, fluctuations in market value or other changes.

  The Depositor may certify in the Adoption Agreement that the Depositor received the Disclosure Statement related to the Custodial Account at least seven days before the Depositor signed the Adoption Agreement to establish the Custodial Account, and the Custodian may rely on such certification.

  3. All contributions to the Custodial Account shall be invested and reinvested in full and fractional shares of one or more Funds. Such investments shall be made in such proportions and/or in such amounts as Depositor from time to time in the Adoption Agreement or by other written notice to the Service Company (in such form as may be acceptable to the Service Company) may direct.

  The Service Company shall be responsible for promptly transmitting all investment directions by the Depositor for the purchase or sale of shares of one or more Funds hereunder to the Funds' transfer agent for execution. However, if investment directions with respect to the investment of any contribution hereunder are not received from the Depositor as required or, if received, are unclear or incomplete in the opinion of the Service Company, the contribution will be returned to the Depositor, or will be held uninvested (or invested in a money market fund if available) pending clarification or completion by the Depositor, in either case without liability for interest or for loss of income or appreciation. If any other directions or other orders by the Depositor with respect to the sale or purchase of shares of one or more Funds for the Custodial Account are unclear or incomplete in the opinion of the Service Company, the Service Company will refrain from carrying out such investment directions or from executing any such sale or purchase, without liability for loss of income or for appreciation or depreciation of any asset, pending receipt of clarification or completion from the Depositor.

  All investment directions by Depositor will be subject to any minimum initial or additional investment or minimum balance rules applicable to a Fund as described in its prospectus.

  All dividends and capital gains or other distributions received on the shares of any Fund held in the Depositor's Account shall be (unless received in additional shares) reinvested in full and fractional shares of such Fund (or of any other Fund offered by the Sponsor, if so directed).

  4. Subject to the minimum initial or additional investment, minimum balance and other exchange rules applicable to a Fund, the Depositor may at any time direct the Service Company to exchange all or a specified portion of the shares of a Fund in the Depositor's Account for shares and fractional shares of one or more other Funds. The Depositor shall give such directions by written notice acceptable to the Service Company, and the Service Company will process such directions as soon as practicable after receipt thereof (subject to the second paragraph of Section 3 of this Article VIII.

  5. Any purchase or redemption of shares of a Fund for or from the Depositor's Account will be effected at the public offering price or net asset value of such Fund (as described in the then effective prospectus for such Fund) next established after the Service Company has transmitted the Depositor's investment directions to the transfer agent for the Fund(s).

  Any purchase, exchange, transfer or redemption of shares of a Fund for or from the Depositor's account will be subject to any applicable sales, redemption or other charge as described in the then effective prospectus for such Fund.

  6. The Service Company shall maintain adequate records of all purchases or sales of shares of one or more Funds for the Depositor's Custodial Account. Any account maintained in connection herewith shall be in the name of the Custodian for the benefit of the Depositor. All assets of the Custodial Account shall be registered in the name of the Custodian or of a suitable nominee. The books and records of the Custodian shall show that all such investments are part of the Custodial Account.

  The Custodian shall maintain or cause to be maintained adequate records reflecting transactions of the Custodial Account. In the discretion of the Custodian, records maintained by the Service Company with respect to the Account hereunder will be deemed to satisfy the Custodian's recordkeeping responsibilities therefor. The Service Company agrees to furnish the Custodian with any information the Custodian requires to carry out the Custodian's recordkeeping responsibilities.

  7. Neither the Custodian nor any other party providing services to the Custodial Account will have any responsibility for rendering advice with respect to the investment and reinvestment of Depositor's Custodial Account, nor shall such parties be liable for any loss or diminution in value which results from Depositor's exercise of investment control over his Custodial Account. Depositor shall have and exercise exclusive responsibility for and control over the investment of the assets of his Custodial Account, and neither Custodian nor any other such party shall have any duty to question his directions in that regard or to advise him regarding the purchase, retention or sale of shares of one or more Funds for the Custodial Account.

  8. The Depositor may in writing appoint an investment advisor with respect to the Custodial Account on a form acceptable to the Custodian and the Service Company. The investment advisor's appointment will be in effect until written notice to the contrary is received by the Custodian and the Service Company. While an investment advisor's appointment is in effect, the investment advisor may issue investment directions or may issue orders for the sale or purchase of shares of one or more Funds to the Service Company, and the Service Company will be fully protected in carrying out such investment directions or orders to the same extent as if they had been given by the Depositor.

  The Depositor's appointment of any investment advisor will also be deemed to be instructions to the Custodian and the Service Company to pay such investment advisor's fees to the investment advisor from the Custodial Account hereunder without additional authorization by the Depositor or the Custodian.

  9. Distribution of the assets of the Custodial Account shall be made at such time and in such form as Depositor (or the Beneficiary if Depositor is deceased) shall elect by written order to the Custodian. Depositor acknowledges that any distribution of a taxable amount from the Custodial Account (except for distribution on account of Depositor's disability or death, return of an "excess contribution" referred to in Code Section 4973(f), or a "rollover" from this Custodial Account) made earlier than age 59 1/2 may subject Depositor to an "additional tax on early distributions" under Code Section 72(t) unless an exception to such additional tax is applicable. For that purpose, Depositor will be considered disabled if Depositor can prove, as provided in Code Section 72(m)(7), that Depositor is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or be of long- continued and indefinite duration. It is the responsibility of the Depositor (or the Beneficiary) by appropriate distribution instructions to the Custodian to insure that any applicable distribution requirements of Code Section 401(a) (9) and Article IV above are met. If the Depositor (or Beneficiary) does not direct the Custodian to make distributions from the Custodial Account by the time that such distributions are required to commence in accordance with such distribution requirements, the Custodian (and Service Company) shall assume that the Depositor (or Beneficiary) is meeting the minimum distribution requirements from another individual retirement arrangement maintained by the Depositor (or Beneficiary) and the Custodian and Service Company shall be fully protected in so doing. If the Depositor's surviving spouse is the Beneficiary, the Depositor or such spouse may elect to comply with the distribution requirements in Article IV using the recalculation of life expectancy method, or may elect that the life expectancy of the Depositor's surviving spouse will not be recalculated; any such election may be in such form as the Depositor (or surviving spouse) provides (including the calculation of minimum distribution amounts in accordance with a method that does not provide for recalculation of the life expectancy of the surviving spouse and instructions for withdrawals to the Custodian in accordance with such method). Notwithstanding paragraph 2 of Article IV, unless an election to have life expectancies recalculated annually is made by the time distributions are required to begin, life expectancies shall not be recalculated. Neither the Custodian nor any other party providing services to the Custodial Account assumes any responsibility for the tax treatment of any distribution from the Custodial Account; such responsibility rests solely with the person ordering the distribution.

  10. The Custodian assumes (and shall have) no responsibility to make any distribution except upon the written order of Depositor (or Beneficiary if Depositor is deceased) containing such information as the Custodian may reasonably request. Also, before making any distribution or honoring any assignment of the Custodial Account, Custodian shall be furnished with any and all applications, certificates, tax waivers, signature guarantees and other documents (including proof of any legal representative's authority) deemed necessary or advisable by Custodian, but Custodian shall not be responsible for complying with any order or instruction which appears on its face to be genuine, or for refusing to comply if not satisfied it is genuine, and Custodian has no duty of further inquiry. Any distributions from the Account may be mailed, first-class postage prepaid, to the last known address of the person who is to receive such distribution, as shown on the Custodian's records, and such distribution shall to the extent thereof completely discharge the Custodian's liability for such payment.

    11. (a) The term "Beneficiary" means the person or persons designated as such by the "designating person" (as defined below) on a form acceptable to the Custodian for use in connection with the Custodial Account, signed by the designating person, and filed with the Custodian. The form may name individuals, trusts, estates, or other entities as either primary or contingent beneficiaries. However, if the designation does not effectively dispose of the entire Custodial Account as of the time distribution is to commence, the term "Beneficiary" shall then mean the designating person's estate with respect to the assets of the Custodial Account not disposed of by the designation form. The form last accepted by the Custodian before such distribution is to commence, provided it was received by the Custodian (or deposited in the U.S. Mail or with a reputable delivery service) during the designating person's lifetime, shall be controlling and, whether or not fully dispositive of the Custodial Account, thereupon shall revoke all such forms previously filed by that person. The term "designating person" means Depositor during his/her lifetime; after Depositor's death, it also means Depositor's spouse, but only if the spouse elects to treat the Custodial Account as the spouse's own Custodial Account in accordance with applicable provisions of the Code.

  (b) When and after distributions from the Custodial Account to Depositor's Beneficiary commence, all rights and obligations assigned to Depositor hereunder shall inure to, and be enjoyed and exercised by, Beneficiary instead of Depositor.

  12. (a) The Depositor agrees to provide information to the Custodian at such time and in such manner as may be necessary for the Custodian to prepare any reports required under Section 408(i) or Section 408A(d)(3)(E) of the Code and the regulations thereunder or otherwise.

  (b) The Custodian or the Service Company will submit reports to the Internal Revenue Service and the Depositor at such time and manner and containing such information as is prescribed by the Internal Revenue Service.

  (c) The Depositor, Custodian and Service Company shall furnish to each other such information relevant to the Custodial Account as may be required under the Code and any regulations issued or forms adopted by the Treasury Department thereunder or as may otherwise be necessary for the administration of the Custodial Account.

  (d) The Depositor shall file any reports to the Internal Revenue Service which are required of him by law (including Form 5329), and neither the Custodian nor Service Company shall have any duty to advise Depositor concerning or monitor Depositor's compliance with such requirement.

  13. (a) Depositor retains the right to amend this Custodial Account document in any respect at any time, effective on a stated date which shall be at least 60 days after giving written notice of the amendment (including its exact terms) to Custodian by registered or certified mail, unless Custodian waives notice as to such amendment. If the Custodian does not wish to continue serving as such under this Custodial Account document as so amended, it may resign in accordance with Section 17 below.

  (b) Depositor delegates to the Custodian the Depositor's right so to amend, provided (i) the Custodian does not change the investments available under this Custodial Agreement, and (ii) the Custodian amends in the same manner all agreements comparable to this one, having the same Custodian, permitting comparable investments, and under which such power has been delegated to it; this includes the power to amend retroactively if necessary or appropriate in the opinion of the Custodian in order to conform this Custodial Account to pertinent provisions of the Code and other laws or successor provisions of law, or to obtain a governmental ruling that such requirements are met, to adopt a prototype or master form of agreement in substitution for this Agreement, or as otherwise may be advisable in the opinion of the Custodian. Such an amendment by the Custodian shall be communicated in writing to Depositor, and Depositor shall be deemed to have consented thereto unless, within 30 days after such communication to Depositor is mailed, Depositor either (i) gives Custodian a written order for a complete distribution or transfer of the Custodial Account, or (ii) removes the Custodian and appoints a successor under Section 17.

  Pending the adoption of any amendment necessary or desirable to conform this Custodial Account document to the requirements of any amendment to any applicable provision of the Internal Revenue Code or regulations or rulings thereunder, the Custodian and the Service Company may operate the Depositor's Custodial Account in accordance with such requirements to the extent that the Custodian and/or the Service Company deem necessary to preserve the tax benefits of the Account.

  (c) Notwithstanding the provisions of subsections (a) and (b) above, no amendment shall increase the responsibilities or duties of Custodian without its prior written consent.

  (d) This Section 13 shall not be construed to restrict the Custodian's right to substitute fee schedules in the manner provided by Section 16 below, and no such substitution shall be deemed to be an amendment of this Agreement.

  14. (a) Custodian shall terminate the Custodial Account if this Agreement is terminated or if, within 30 days (or such longer time as Custodian may agree) after resignation or removal of Custodian under Section 17, Depositor or Sponsor as the case may be, has not appointed a successor which has accepted such appointment. Termination of the Custodial Account shall be effected by distributing all assets thereof in a single payment in cash or in kind to Depositor, subject to Custodian's right to reserve funds as provided in Section 17.

  (b) Upon termination of the Custodial Account, this Custodial Account document shall have no further force and effect (except for Sections 15(f) and 17(b) and (c) hereof which shall survive the termination of the Custodial Account and this document), and Custodian shall be relieved from all further liability hereunder or with respect to the Custodial Account and all assets thereof so distributed.

  15. (a) In its discretion, the Custodian may appoint one or more contractors or service providers to carry out any of its functions and may compensate them from the Custodial Account for expenses attendant to those functions. In the event of such appointment, all rights and privileges of the Custodian under this Agreement shall pass through to such contractors or service providers who shall be entitled to enforce them as if a named party.

  (b) The Service Company shall be responsible for receiving all instructions, notices, forms and remittances from Depositor and for dealing with or forwarding the same to the transfer agent for the Fund(s).

  (c) The parties do not intend to confer any fiduciary duties on Custodian or Service Company (or any other party providing services to the Custodial Account), and none shall be implied. Neither shall be liable (or assumes any responsibility) for the collection of contributions, the proper amount, time or tax treatment of any contribution to the Custodial Account or the propriety of any contributions under this Agreement, or the purpose, time, amount (including any minimum distribution amounts), tax treatment or propriety of any distribution hereunder, which matters are the sole responsibility of Depositor and Depositor's Beneficiary.

  (d) Not later than 60 days after the close of each calendar year (or after the Custodian's resignation or removal), the Custodian or Service Company shall file with Depositor a written report or reports reflecting the transactions effected by it during such period and the assets of the Custodial Account at its close. Upon the expiration of 60 days after such a report is sent to Depositor (or Beneficiary), the Custodian or Service Company shall be forever released and discharged from all liability and accountability to anyone with respect to transactions shown in or reflected by such report except with respect to any such acts or transactions as to which Depositor shall have filed written objections with the Custodian or Service Company within such 60 day period.

  (e) The Service Company shall deliver, or cause to be delivered, to Depositor all notices, prospectuses, financial statements and other reports to shareholders, proxies and proxy soliciting materials relating to the shares of the Funds(s) credited to the Custodial Account. No shares shall be voted, and no other action shall be taken pursuant to such documents, except upon receipt of adequate written instructions from Depositor.

  (f) Depositor shall always fully indemnify Service Company, Distributor, the Fund(s), Sponsor and Custodian and save them harmless from any and all liability whatsoever which may arise either (i) in connection with this Agreement and the matters which it contemplates, except that which arises directly out of the Service Company's, Distributor's, Fund's, Sponsor's or Custodian's bad faith, gross negligence or willful misconduct, (ii) with respect to making or failing to make any distribution, other than for failure to make distribution in accordance with an order therefor which is in full compliance with Section 10, or (iii) actions taken or omitted in good faith by such parties. Neither Service Company nor Custodian shall be obligated or expected to commence or defend any legal action or proceeding in connection with this Agreement or such matters unless agreed upon by that party and Depositor, and unless fully indemnified for so doing to that party's satisfaction.

  (g) The Custodian and Service Company shall each be responsible solely for performance of those duties expressly assigned to it in this Agreement, and neither assumes any responsibility as to duties assigned to anyone else hereunder or by operation of law.

  (h) The Custodian and Service Company may each conclusively rely upon and shall be protected in acting upon any written order from Depositor or Beneficiary, or any investment advisor appointed under Section 8, or any other notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed, and so long as it acts in good faith, in taking or omitting to take any other action in reliance thereon. In addition, Custodian will carry out the requirements of any apparently valid court order relating to the Custodial Account and will incur no liability or responsibility for so doing.

  16. (a) The Custodian, in consideration of its services under this Agreement, shall receive the fees specified on the applicable fee schedule. The fee schedule originally applicable shall be the one specified in the Adoption Agreement or the Disclosure Statement, as applicable. The Custodian may substitute a different fee schedule at any time upon 30 days' written notice to Depositor. The Custodian shall also receive reasonable fees for any services not contemplated by any applicable fee schedule and either deemed by it to be necessary or desirable or requested by Depositor.

  (b) Any income, gift, estate and inheritance taxes and other taxes of any kind whatsoever, including transfer taxes incurred in connection with the investment or reinvestment of the assets of the Custodial Account, that may be levied or assessed in respect to such assets, and all other administrative expenses incurred by the Custodian in the performance of its duties (including fees for legal services rendered to it in connection with the Custodial Account) shall be charged to the Custodial Account. If the Custodian is required to pay any such amount, the Depositor (or Beneficiary) shall promptly upon notice thereof reimburse the Custodian.

  (c) All such fees and taxes and other administrative expenses charged to the Custodial Account shall be collected either from the amount of any contribution or distribution to or from the account, or (at the option of the person entitled to collect such amounts) to the extent possible under the circumstances by the conversion into cash of sufficient shares of one or more Funds held in the Custodial Account (without liability for any loss incurred thereby). Notwithstanding the foregoing, the Custodian or Service Company may make demand upon the Depositor for payment of the amount of such fees, taxes and other administrative expenses. Fees which remain outstanding after 60 days may be subject to a collection charge.

  17. (a) Upon 30 days' prior written notice to the Custodian, Depositor or Sponsor, as the case may be, may remove it from its office hereunder. Such notice, to be effective, shall designate a successor custodian and shall be accompanied by the successor's written acceptance. The Custodian also may at any time resign upon 30 days' prior written notice to Sponsor, whereupon the Sponsor shall notify the Depositor (or Beneficiary) and shall appoint a successor to the Custodian. In connection with its resignation hereunder, the Custodian may, but is not required to, designate a successor custodian by written notice to the Sponsor or Depositor (or Beneficiary), and the Sponsor or Depositor (or Beneficiary) will be deemed to have consented to such successor unless the Sponsor or Depositor (or Beneficiary) designates a different successor custodian and provides written notice thereof together with such a different successor's written acceptance by such date as the Custodian specifies in its original notice to the Sponsor or Depositor (or Beneficiary) (provided that the Sponsor or Depositor (or Beneficiary) will have a minimum of 30 days to designate a different successor).

  (b) The successor custodian shall be a bank, insured credit union, or other person satisfactory to the Secretary of the Treasury under Code Section 408(a)
(2). Upon receipt by Custodian of written acceptance by its successor of such successor's appointment, Custodian shall transfer and pay over to such successor the assets of the Custodial Account and all records (or copies thereof) of Custodian pertaining thereto, provided that the successor custodian agrees not to dispose of any such records without the Custodian's consent. Custodian is authorized, however, to reserve such sum of money or property as it may deem advisable for payment of all its fees, compensation, costs, and expenses, or for payment of any other liabilities constituting a charge on or against the assets of the Custodial Account or on or against the Custodian, with any balance of such reserve remaining after the payment of all such items to be paid over to the successor custodian.

  (c) Any Custodian shall not be liable for the acts or omissions of its predecessor or its successor.

  18. References herein to the "Internal Revenue Code" or "Code" and sections thereof shall mean the same as amended from time to time, including successors to such sections.

  19. Except where otherwise specifically required in this Agreement, any notice from Custodian to any person provided for in this Agreement shall be effective if sent by first-class mail to such person at that person's last address on the Custodian's records.

  20. Depositor or Depositor's Beneficiary shall not have the right or power to anticipate any part of the Custodial Account or to sell, assign, transfer, pledge or hypothecate any part thereof. The Custodial Account shall not be liable for the debts of Depositor or Depositor's Beneficiary or subject to any seizure, attachment, execution or other legal process in respect thereof except to the extent required by law. At no time shall it be possible for any part of the assets of the Custodial Account to be used for or diverted to purposes other than for the exclusive benefit of the Depositor or his/her Beneficiary except to the extent required by law.

  21. When accepted by the Custodian, this Agreement is accepted in and shall be construed and administered in accordance with the laws of the state where the principal offices of the Custodian are located. Any action involving the Custodian brought by any other party must be brought in such state.

  This Agreement is intended to qualify under Code Section 408A as a Roth IRA and to entitle Depositor to the tax benefits thereof, and if any provision hereof is subject to more than one interpretation or any term used herein is subject to more than one construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with that intent.

  However, the Custodian shall not be responsible for whether or not such intentions are achieved through use of this Agreement, and Depositor is referred to Depositor's attorney for any such assurances.

  22. Depositor should seek advice from Depositor's attorney regarding the legal consequences (including but not limited to federal and state tax matters) of entering into this Agreement, contributing to the Custodial Account, and ordering Custodian to make distributions from the Account. Depositor acknowledges that Custodian and Service Company (and any company associated therewith) are prohibited by law from rendering such advice.

  23. If any provision of any document governing the Custodial Account provides for notice, instructions or other communication from one party to another in writing, to the extent provided for in the procedures of the Custodian, Service Company or another party, any such notice, instructions or other communications may be given by telephonic, computer, other electronic or other means, and the requirement for written notice will be deemed satisfied.

  24. This Agreement and the Adoption Agreement signed by the Depositor (as either may be amended) are the documents governing the Depositor's Custodial Account. Articles I through VII of this Agreement are in the form promulgated or approved by the Internal Revenue Service as Form 5305-RA. It is anticipated that, if and when the Internal Revenue Service promulgates changes to Form 5305-RA, the Custodian will amend this Agreement correspondingly, and the Depositor specifically consents to such amendment in accordance with Section 13(b) hereof.

  25. If the Depositor maintains an individual retirement account under Code section 408(a), Depositor may convert or transfer such other IRA to a Roth IRA under Code section 408A, using the terms of this Agreement and the Adoption Agreement, by completing and executing the Adoption Agreement and giving suitable directions to the Custodian and the custodian or trustee of such other IRA. Alternatively, if available the Depositor may convert or transfer such other IRA to a Roth IRA by use of a reply card or by telephonic, computer or electronic means in accordance with procedures adopted by the Custodian or Service Company intended to meet the requirements of Code section 408A, and the Depositor will be deemed to have executed the Adoption Agreement and adopted the provisions of this Agreement and the Adoption Agreement in accordance with such procedures.

  26. The Depositor acknowledges that he or she has received and read the current prospectus for each Fund in which his or her Account is invested and the Individual Retirement Account Disclosure Statement related to the Account. The Depositor represents under penalties of perjury that his or her Social Security number (or other Taxpayer Identification Number) as stated in the Adoption Agreement is correct.

                     STATE STREET BANK AND TRUST COMPANY
                       ROTH IRA (ONLY) INFORMATION KIT

INTRODUCTION
WHAT'S NEW IN THE WORLD OF IRAS?
  An Individual Retirement Account ("IRA") has always provided an attractive means to save money for the future on a tax-advantaged basis. Recent changes to Federal tax law have now made the IRA an even more flexible investment and savings vehicle. Among the new changes is the creation of the Roth Individual Retirement Account ("Roth IRA"), which will be available for use after January 1, 1998. Under a Roth IRA, the earnings and interest on an individual's nondeductible contributions grow without being taxed, and distributions may be tax-free under certain circumstances. Most taxpayers (except for those with very high income levels) will be eligible to contribute to a Roth IRA. A Roth IRA can be used instead of a Regular IRA, to replace an existing Regular IRA, or complement a Regular IRA you wish to continue maintaining.

  Taxpayers with adjusted gross income of up to $100,000 are also eligible to convert existing Regular IRAs into Roth IRAs.

  You should note that Congress has also made significant changes to Regular IRAs. First, Congress increased the income levels at which IRA holders who participate in employer-sponsored retirement plans can make deductible Regular IRA contributions. Also the rules for deductible contributions by an IRA holder whose spouse is a participant in an employer-sponsored retirement plan have been liberalized. Second, the 10% penalty tax for premature withdrawals (before age 59 1/2) will no longer apply in the case of withdrawals to pay certain higher education expenses or certain first-time homebuyer expenses. This Kit provides information on Roth IRAs only. To learn more about Regular IRAs, call or write us at the phone number or address which appears below.

WHAT'S IN THIS KIT?
  In this Kit you will find detailed information about Roth IRAs. You will also find everything you need to establish and maintain a Roth IRA, or to convert all or part of an existing Regular IRA to a Roth IRA.

  The first section of this Kit contains the instructions and forms you will need to open a new Roth IRA, to transfer from another Roth IRA to a State Street Bank and Trust IRA, or to convert a Regular IRA to a Roth IRA.

  The second section of this Kit contains the Roth IRA Custodial Agreement, with provisions specifically applicable to your Roth IRA.

  The third section of this Kit contains our Roth IRA Disclosure Statement, which describes the basic rules and benefits which are applicable to your Roth IRA.

WHAT'S THE DIFFERENCE BETWEEN A REGULAR IRA AND A ROTH IRA?
  With a Regular IRA, an individual can contribute up to $2,000 per year and may be able to deduct the contribution from taxable income, reducing income taxes. Taxes on investment growth and dividends are deferred until the money is withdrawn. Withdrawals are taxed as additional ordinary income when received. Nondeductible contributions, if any, are withdrawn tax-free. Withdrawals before age 59 1/2 are assessed a 10% penalty in addition to income tax, unless an exception applies.

  With a Roth IRA, the contribution limits are essentially the same as Regular IRAs, but there is no tax deduction for contributions. All dividends and investment growth in the account are tax-free. Most important with a Roth IRA: there is NO INCOME TAX on qualified withdrawals from your Roth IRA. Additionally, unlike a Regular IRA, there is no prohibition on making contributions to Roth IRAs after turning age 70 1/2, and there's no requirement that you begin making minimum withdrawals at that age.

  The following chart highlights some of the major differences between a Regular IRA and a Roth IRA:


-------------------------------------------------------------------------------
  CHARACTERISTICS           REGULAR IRA                          ROTH IRA
-------------------------------------------------------------------------------
ELIGIBILITY           o  Individuals (and their   o  Individuals (and their
                         spouses) who receive        spouses) who receive
                         compensation                compensation

                      o  Individuals age 70 1/2   o  Individuals age 70 1/2
                         and over MAY NOT            and over MAY
                         contribute                  contribute
-------------------------------------------------------------------------------
TAX TREATMENT OF      o  Subject to               o  No deduction permitted
CONTRIBUTIONS            limitations,                for amounts
                         contributions are           contributed
                         deductible
-------------------------------------------------------------------------------
CONTRIBUTION LIMITS   o  Individuals may            Individuals may
                         contribute up to           generally contribute
                         $2,000 annually (or        up to $2,000 (or 100%
                         100% of compensation,      of compensation, if
                         if less)                   less)

                      o  Deductibility depends      Ability to contribute
                         on income level for        phases out at income
                         individuals who are        levels of $95,000 to
                         active participants in     $110,000 (individual
                         an employer-sponsored      taxpayer) and $150,000
                         retirement plan            to $160,000 (married
                                                    taxpayers)

                                                    Overall limit for
                                                    contributions to all
                                                    IRAs (Regular and Roth
                                                    combined) is $2,000
                                                    annually (or 100% of
                                                    compensation, if less)
-------------------------------------------------------------------------------
EARNINGS              o  Earnings and interest    o  Earnings and interest
                         are not taxed when          are not taxed when
                         received by your IRA        received by your IRA
-------------------------------------------------------------------------------
ROLLOVER/CONVERSIONS  o  Individual may           o  Rollovers from other
                         rollover amounts held       Roth IRAs or Regular
                         in employer-sponsored       IRAs ONLY
                         retirement
                         arrangements (401(k),    o  Amounts rolled over
                         SEP IRA, etc.) tax          (or converted) from
                         free to Regular IRA         another Regular IRA
                                                     are subject to income
                                                     tax in the year rolled
                                                     over or converted

                                                  o  Tax on amounts rolled
                                                     over or converted in
                                                     1998 is spread over
                                                     four year period
                                                     (1998-2001)
-------------------------------------------------------------------------------
WITHDRAWALS           o  Total (principal +       o  Not taxable as long as
                         earnings) taxable as        a qualified
                         income in year              distribution-
                         withdrawn (except for       -generally, account
                         any prior non-              open for 5 years, and
                         deductible                  age 59 1/ 2
                         contributions)
                                                  o  Minimum withdrawals
                      o  Minimum withdrawals         NOT REQUIRED after age
                         must begin after age        70 1/2
                         70 1/2
-------------------------------------------------------------------------------

IS A ROTH OR A REGULAR IRA RIGHT FOR ME?
  We cannot act as your legal or tax advisor and so we cannot tell you which kind of IRA is right for you. The information contained in this Kit is intended to provide you with the basic information and material you will need if you decide a Roth IRA is better for you, or if you want to convert an existing Regular IRA to a Roth IRA. We suggest that you consult with your accountant, lawyer or other tax advisor, or with a qualified financial planner, to determine whether you should open a Regular or Roth IRA or convert any or all of an existing Regular IRA to a Roth IRA. Your tax advisor can also advise you as to the state tax consequences that may affect whether a Regular or Roth IRA is right for you.

OTHER POINTS TO NOTE.
  The Disclosure Statement in this Kit provides you with the basic information that you should know about State Street Bank and Trust Company Roth IRAs. The Disclosure Statement provides general information about the governing rules for Roth IRAs and the benefits and features offered through them. However, the State Street Bank and Trust Company Adoption Agreement and the Custodial Agreement, are the primary documents controlling the terms and conditions of your personal State Street Bank and Trust Company Roth IRA, and these shall govern in the case of any difference with the Disclosure Statement.

  You or your when used throughout this Kit refer to the person for whom the State Street Bank and Trust Company Roth IRA is established. A Roth IRA is either a State Street Bank and Trust Company Roth IRA or any Roth IRA established by any other financial institution. A Regular IRA is any non-Roth IRA offered by State Street Bank and Trust Company or any other financial institution.

                             CENTURY SHARES TRUST

                     STATE STREET BANK AND TRUST COMPANY
                 ROTH INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT

                    INSTRUCTIONS FOR OPENING YOUR ROTH IRA

    1. Read carefully the Roth IRA Disclosure Statement, the Roth Individual Retirement Custodial Account document, the Roth IRA Adoption Agreement, and the prospectus for the Fund you are considering. Consult your lawyer or other tax adviser if you have any questions about how opening this Roth IRA will affect your financial and tax situation.

    2.  Complete the Roth IRA Adoption Agreement

        Print the identifying information in Part 1 of the form.

        In Part 2, check the box that shows the type of Roth IRA you are opening.

            If this is a Roth IRA to which you expect to make contributions each year, check box A and enclose a check in the amount of your first contribution. Be sure to indicate whether this is a contribution for last year or for the current year. Only annual contributions may be accepted in an annual contribution Roth IRA account. (NOTE: A contribution made during 1998 can only be for 1998 because Roth IRAs were not available before January 1, 1998.)

            If you are converting an existing Regular IRA with the Bank as IRA custodian or trustee, check Box B. Indicate your current IRA account number and how much you are converting. Conversion of an existing Regular IRA will result in inclusion of taxable amounts in the existing Regular IRA on your income tax return.

            If you are making a rollover from an existing Regular IRA with a different custodian or trustee, check Box C. A rollover or transfer from an existing Regular IRA means that the taxable amount in the existing Regular IRA will be treated as additional income on your income tax return. NOTE: If a conversion, rollover or transfer from a Regular IRA to a Roth IRA is being made, only amounts converted, rolled over or transferred during the same tax year will be accepted in a single Roth IRA. A separate Roth IRA must be established to hold such amounts from a different tax year. Annual contributions may never be deposited in a Roth IRA holding such converted, rolled over or transferred amounts.

            If you are making a rollover or a transfer from another Roth IRA with a different trustee or custodian, check Box D. Put the requested information where indicated.

            In Part 3, indicate your investment choices.

            In Part 4, indicate your Primary Beneficiary and your Alternate Beneficiary. Spousal consent is required if beneficiary is other than your spouse.

            Sign and date the Adoption Agreement at the end.

    3. If you are transferring assets directly from an existing traditional IRA (also called a Regular IRA) or a Roth IRA to this Roth IRA, complete the Universal IRA Transfer of Assets Form. In Part 2 of the form, check the box to indicate that this is a transfer to a Roth IRA.

    4. The Custodian fees for maintaining your Roth IRA are listed in the FEES AND EXPENSES section of the Disclosure Statement.

    5. Check to be sure you have properly completed all necessary forms and enclosed a check for the first contribution to your Roth IRA (if applicable). Your Roth IRA cannot be accepted without the properly completed documents.

    6. All checks should be payable to: Century Shares Trust.

    Send the completed forms and checks to:

                             Century Shares Trust
                                P.O. Box 8329
                            Boston, MA 02266-8329

                             CENTURY SHARES TRUST

                     STATE STREET BANK AND TRUST COMPANY
                 ROTH INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT

                              ADOPTION AGREEMENT

    I, the person signing this Adoption Agreement (hereinafter called the "Depositor"), establish a Roth Individual Retirement Account (the "Account") with State Street Bank and Trust Company as Custodian. ("Bank") A Roth IRA operates under the Internal Revenue Code Section 408A. I agree to the terms of my Account, which are contained in the document entitled "State Street Bank and Trust Company Roth Individual Retirement Custodial Account" and this Adoption Agreement. I certify the accuracy of the information in this Adoption Agreement. My Account will be effective upon acceptance by Bank.


1.  DEPOSITOR INFORMATION

                                             [ ] [ ] [ ]-[ ] [ ]-[ ] [ ] [ ] [ ]
-----------------------------------------         Social Security Number
Print Full Name

-----------------------------------------  -------------------------------------
Address                                    Date of Birth

                                           (       )
-----------------------------------------  -------------------------------------
City         State                 Zip     Daytime Telephone No.

2.  TYPE OF ACCOUNT

A. [ ]  ANNUAL CONTRIBUTIONS
        Current Contribution for the year 19------.
        Check enclosed for $----------. This contribution does not exceed the maximum permitted amount as described in the Roth IRA Disclosure Statement.

B. [ ] CONVERSION of existing Regular IRA with Bank as Custodian or Trustee to a Roth IRA with Bank.

        Current Regular IRA Account No.: ----------------.
        Amount Converted
        [ ]  All
        [ ]  Part (specify how much): $----------------

C. [ ] ROLLOVER OR TRANSFER from existing Regular IRA with a custodian or trustee other than Bank to a Roth IRA with Bank.

D. [ ] ROLLOVER OR TRANSFER from existing Roth IRA with another custodian or trustee to a Roth IRA with Bank Date existing Roth IRA was originally opened: ----------------.

        Indicate whether any amount in the existing Roth IRA represents amounts converted or transferred from a Regular IRA into such other Roth IRA:

              [ ] Yes            [ ]  No

        If yes, date of the most recent conversion or transfer into such other Roth IRA: ----------------.

        Complete the Universal IRA Transfer of Assets Form if either C or D is checked and the transaction is a transfer (as opposed to rollover).

        NOTE: If a conversion, rollover or transfer from a Regular IRA to a Roth IRA is being made, only amounts converted, rolled over or transferred during the same tax year will be accepted in a single Roth IRA. A separate Roth IRA must be established to hold such amounts from a different tax year. Annual contributions may not be deposited in a Roth IRA holding such converted, rolled over or transferred amounts.

3.  INVESTMENTS
                 Invest contributions to my Account as follows:
                            CENTURY SHARES TRUST 100%

    I acknowledge that I have sole responsibility for my investment choices and that I have received a current prospectus.
    (Please read the prospectus before investing.)

4.  DESIGNATION OF BENEFICIARY
    As Depositor, I hereby make the following designation of beneficiary in accordance with the State Street Bank and Trust Company Roth Individual Retirement Custodial Account:

    In the event of my death, pay any interest I may have under my Account to the following Primary Beneficiary or Beneficiaries who survive me. Make payment in the proportions specified below (or in equal proportions if no different proportions are specified). If any Primary Beneficiary predeceases me, his share is to be divided among the Primary Beneficiaries who survive me in the relative proportions assigned to each such surviving Primary Beneficiary.

PRIMARY BENEFICIARY OR BENEFICIARIES:

                NAME                       RELATIONSHIP           DATE OF BIRTH         SOCIAL SECURITY NUMBER        PROPORTION
------------------------------------  ----------------------  ----------------------  ---------------------------  ----------------

------------------------------------  ----------------------  ----------------------  ---------------------------  ----------------

------------------------------------  ----------------------  ----------------------  ---------------------------  ----------------

------------------------------------  ----------------------  ----------------------  ---------------------------  ----------------

    If none of the Primary Beneficiaries survives me, pay any interest I may have under my Account to the following Alternate Beneficiary or Beneficiaries who survive me. Make payment in the proportions specified below (or in equal proportions if no different proportions are specified). If any Alternate Beneficiary predeceases me, his share is to be divided among the Alternate Beneficiaries who survive me in the relative proportions assigned to each such surviving Alternate Beneficiary.

ALTERNATE BENEFICIARY OR BENEFICIARIES:

                NAME                       RELATIONSHIP           DATE OF BIRTH         SOCIAL SECURITY NUMBER        PROPORTION
------------------------------------  ----------------------  ----------------------  ---------------------------  ----------------

------------------------------------  ----------------------  ----------------------  ---------------------------  ----------------

------------------------------------  ----------------------  ----------------------  ---------------------------  ----------------

------------------------------------  ----------------------  ----------------------  ---------------------------  ----------------

IMPORTANT: This Designation of Beneficiary may have important tax or estate planning effects. Also, if you are married and reside in a community property or marital property state (Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington or Wisconsin), you may need to obtain your spouse's consent if you have not designated your spouse as primary beneficiary for at least half of your Account. See your lawyer or other tax professional for additional information and advice.

-------------------------------------------------------------------------------

SPOUSAL CONSENT  (This section should be reviewed if the accountholder is married and designates a beneficiary other than the spouse. It is the accountholder's responsibility to determine if this section applies. The accountholder may need to consult with legal counsel. Neither the Custodian nor the Sponsor are liable for any consequences resulting from a failure of the accountholder to provide proper spousal consent.)

                 I am the spouse of the above-named accountholder. I acknowledge that I have received a full and reasonable disclosure of my spouse's property and financial obligations. Due to any possible consequences of giving up my community property interest in this IRA, I have been advised to see a tax professional or legal advisor.

                 I hereby consent to the beneficiary designation(s) indicated above. I assume full responsibility for any adverse consequence that may result. No tax or legal advice was given to me by the Custodian or Sponsor.

                 -------------------------------    ---------------------------
                 SIGNATURE OF SPOUSE                DATE

                 -------------------------------    ---------------------------
                 SIGNATURE OF WITNESS FOR SPOUSE    DATE

-------------------------------------------------------------------------------

5.  CERTIFICATIONS AND SIGNATURES
    If Depositor has indicated a Conversion, Transfer or a Rollover of an existing Regular IRA to a Roth IRA, Depositor acknowledges that the amount converted will be treated as taxable income (except for prior nondeductible contributions) for federal income tax purposes. If Depositor has indicated a Rollover from another Roth IRA (Item D of Part 2), Depositor certifies that the information given in Item D is correct and acknowledges that adverse tax consequences or penalties could result from giving incorrect information.

    Depositor has received and read the "Roth IRA Disclosure Statement" relating to this Account (including the Custodian's fee schedule), the Roth IRA Custodial Account document, and the "Instructions" pertaining to this Adoption Agreement.

    Depositor acknowledges receipt of the Custodial Account document and IRA Disclosure Statement at least 7 days before the date specified below with Depositor's signature and acknowledges that Depositor has no further right of revocation.

    Depositor acknowledges and understands that the beneficiaries named herein may be changed or revoked at any time by filing a new designation in writing with the Custodian. All forms must be acceptable to the Custodian and dated and signed by the Depositor.

                           CUSTODIAN ACCEPTANCE. State Street Bank and Trust
                           Company will accept appointment as Custodian of the
                           Depositor's Account. However, this Agreement is not
-------------------------  binding upon the Custodian until the Depositor has
Signature of Depositor     received a statement of the transaction. Receipt by
                           the Depositor of a confirmation of the purchase of the Fund shares indicated above will serve as notification of State Street Bank and Trust Company's
Date --------------------  acceptance of appointment as Custodian of the
                           Depositor's Account.

                           STATE STREET BANK AND TRUST COMPANY, CUSTODIAN

                           By -------------------------------------------------

                           Date -----------------------------------------------

    If the Depositor is a minor under the laws of the Depositor's state of residence, a parent or guardian must also sign the Adoption Agreement here. Until the Depositor reaches the age of majority, the parent or guardian will exercise the powers and duties of the Depositor.

   RETAIN A PHOTOCOPY OF THE COMPLETED ADOPTION AGREEMENT FOR YOUR RECORDS

                             CENTURY SHARES TRUST

                     STATE STREET BANK AND TRUST COMPANY
                   INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT
                    UNIVERSAL IRA TRANSFER OF ASSETS FORM

1.  NAME AND ADDRESS OF DEPOSITOR
    Name ---------------------------------------------------------------------
    Address ------------------------------------------------------------------
                 Street              City                State          Zip
    Day Telephone No. (      )         Social Security No.
                      -----------------                   --------------------

2.   IDENTIFICATION OF RECEIVING ACCOUNT

    This a transfer to a State Street Bank and Trust Company
      [ ] Regular IRA*    [ ] SEP IRA*   [ ] Roth IRA**   [ ] SIMPLE IRA***

      * You may not transfer from a Roth IRA to a Regular IRA or a simplified employee pension (SEP) IRA. Transfers to a Regular IRA or SEP IRA may be made from another Regular IRA or SEP IRA, qualified employer plan, 403(b) arrangement, or a SIMPLE IRA account (but not until at least 2 years after the first contribution to your SIMPLE IRA account).

     ** Transfers to a Roth IRA are possible only from another Roth IRA or from a Regular IRA, not from other types of tax-deferred accounts. A transfer from a Regular IRA will trigger federal income tax on the taxable amount transferred from the Regular IRA.

    *** Transfers to a SIMPLE IRA may be made only from another SIMPLE IRA.
        During the first two years after a SIMPLE IRA is established, transfers may be made only to another SIMPLE IRA; after two years, transfers may be made from a SIMPLE IRA to a Regular IRA.

    If you already have a Regular IRA, SEP IRA, Roth IRA or SIMPLE IRA, indicate the Account No.--------------------.

3.   INSTRUCTIONS TO PRESENT IRA CUSTODIAN OR TRUSTEE (Completed by Depositor)

    Name of Custodian/Trustee ------------------------------------------------

    Attn: Mr./Ms. ------------------------------------------------------------

    Address ------------------------------------------------------------------
                Street            City                State          Zip

    Identification of Sending Account (including Account No.) ----------------

    Please transfer assets from the above account to State Street Bank and Trust Company. Transfer should be in cash according to the following instructions:

    [ ] Transfer the total amount     or    [ ] Transfer $---------- and retain
        in my Account                           the balance.

    Make check payable to:
        Century Shares Trust
        FBO: Shareholder name
        P.O. Box 8329
        Boston, MA 02266-8329

4. INVESTMENT INSTRUCTIONS TO STATE STREET BANK AND TRUST COMPANY (Depositor - check one box and complete if necessary)

    [ ] Invest the transferred amount in accordance with the investment instructions in the Adoption Agreement for my State Street Bank and Trust Company Individual Retirement Custodial Account.

    [ ] Invest the transferred amount as follows:
                                             CENTURY SHARES TRUST        100%

    I acknowledge that I have sole responsibility for my investment choices and that I have received a current prospectus. (Please read the prospectus before investing.)

    I understand that the requirements for a valid transfer to a Regular IRA, SEP IRA, Roth IRA or SIMPLE IRA are complex and that I have the responsibility for complying with all requirements and for the tax results of any such transfer.

5.  SIGNATURE OF DEPOSITOR
    The undersigned certifies to the present IRA custodian or trustee that the undersigned has established a successor Individual Retirement Custodial Account meeting the requirements of Internal Revenue Code Section 408(a), 408(p) or 408A (as the case may be) to which assets will be transferred, and certifies to State Street Bank and Trust Company that the IRA from which assets are being transferred meets the requirements of Internal Revenue Code
Section 408(a), 408(p) or 408A (as the case may be).

------------------------------  ----------------------------------------------
            Date                            Signature of Depositor

    SIGNATURE GUARANTEE (only if required by current Custodian or Trustee)

    Signature guaranteed by: --------------------------------------------------
                                          Name of Bank or Dealer Firm

                             --------------------------------------------------
                                         Signature of Officer and Title

    --------------------------------------------------------------------------
    ACCEPTANCE BY NEW CUSTODIAN (Completed by State Street Bank and Trust
    Company)

6. State Street Bank and Trust Company agrees to accept transfer of the above amount for deposit to the Depositor's State Street Bank and Trust Company Individual Retirement Custodial Account, and requests the liquidation and transfer of assets as indicated above.

                                       By:------------------------------------

RETAIN A PHOTOCOPY OF THE COMPLETED TRANSFER OF ASSETS FORM FOR YOUR RECORDS.

                        ROTH IRA DISCLOSURE STATEMENT

SPECIAL NOTE

  This Disclosure Statement describes the rules applicable to Roth IRAs beginning January 1, 1998. Roth IRAs are a new kind of IRA available for the first time in 1998. Contributions to a Roth IRA for 1997 are not permitted. Contributions to a Roth IRA are not tax-deductible, but withdrawals that meet certain requirements are not subject to federal income taxes. This makes the dividends on and growth of the investments held in your Roth IRA tax-free for federal income tax purposes if the requirements are met.

  Regular IRAs, which have existed since 1975, are still available. Contributions to a regular IRA may be tax-deductible. Earnings and gains on amounts while held in a Regular IRA are tax-deferred. Withdrawals are subject to federal income tax (except for prior after-tax contributions which may be recovered without additional federal income tax).

  This Disclosure Statement does not describe regular IRAs. If you wish to receive information about regular IRAs, including forms and explanatory materials, call the 800 number or write the address listed at the end of this Disclosure Statement.

  This Disclosure Statement also does not describe IRAs established in connection with a SIMPLE IRA program or a Simplified Employee Pension (SEP) plan maintained by your employer. Employers provide special explanatory materials for accounts established as part of an employer's SIMPLE IRA or SEP program. Roth IRAs may not be used in connection with a SIMPLE IRA program or a SEP plan.

ESTABLISHING YOUR ROTH IRA

  This Disclosure Statement contains information about your Roth IRA Individual Retirement Custodial Account with State Street Bank and Trust Company as Custodian. Your Roth IRA gives you several tax benefits. While contributions to a Roth IRA are not deductible, dividends on and growth of the assets held in your Roth IRA are not subject to federal income tax. Withdrawals by you from your Roth IRA are excluded from your income for federal income tax purposes if certain requirements (described below) are met. State income tax treatment of your Roth IRA may differ from federal treatment; ask your state tax department or your personal tax advisor for details.

  All IRAs must meet certain requirements. Contributions generally must be made in cash. The IRA trustee or custodian must be a bank or other person who has been approved by the Secretary of the Treasury. Your contributions may not be invested in life insurance or collectibles or be commingled with other property except in a common trust or investment fund. Your interest in the account must be nonforfeitable at all times. You may obtain further information on IRAs from any district office of the Internal Revenue Service.

  You may revoke a newly established Roth IRA at any time within seven days after the date on which you receive this Disclosure Statement. A Roth IRA established more than seven days after the date of your receipt of this Disclosure Statement may not be revoked.

  To revoke your Roth IRA, mail or deliver a written notice of revocation to the Custodian at the address which appears at the end of this Disclosure Statement. Mailed notice will be deemed given on the date that it is postmarked (or, if sent by certified or registered mail, on the date of certification or registration). If you revoke your Roth IRA within the seven-day period, you are entitled to a return of the entire amount you originally contributed into your Roth IRA, without adjustment for such items as sales charges, administrative expenses or fluctuations in market value.

FEES AND EXPENSES
CUSTODIAN'S FEES

  The following is a list of the fees charged by the Custodian for maintaining your Roth IRA.

  Annual Maintenance Fee per account                                  $10.00
  Termination, Rollover, or Transfer of

    Account to Successor Custodian                                    $10.00

GENERAL FEE POLICIES

  -- Fees may be paid by you directly or the Custodian may deduct them from your Roth IRA.

  -- Fees may be changed upon 30 days written notice to you.

  -- The full annual maintenance fee will be charged for any calendar year during which you have a Roth IRA with us. This fee is not prorated for periods of less than one full year.

  -- If provided for in this Disclosure Statement or the Adoption Agreement, termination fees are charged when your account is closed whether the funds are distributed to you or transferred to a successor custodian or trustee.

  -- The Custodian may charge you for its reasonable expenses for services not covered by its fee schedule.

OTHER CHARGES

  -- There may be sales or other charges associated with the purchase or redemption of shares of a Fund in which your Roth IRA is invested. Before investing, be sure to read carefully the current prospectus of any Fund you are considering as an investment for your Roth IRA for a description of applicable charges.

ELIGIBILITY

WHAT ARE THE ELIGIBILITY REQUIREMENTS FOR A ROTH IRA?

  Starting with 1998, you are eligible to establish and contribute to a Roth IRA for a year if you received compensation (or earned income if you are self employed) during the year for personal services you rendered. If you received taxable alimony, this is treated like compensation for IRA purposes.

  In contrast to a Regular IRA, with a Roth IRA you may continue making contributions after you reach age 70 1/2.

CAN I CONTRIBUTE TO ROTH IRA FOR MY SPOUSE?

  Starting with 1998, if you meet the eligibility requirements you can not only contribute to your own Roth IRA, but also to a separate Roth IRA for your spouse out of your compensation or earned income, regardless of whether your spouse had any compensation or earned income in that year. This is called a "spousal Roth IRA." To make a contribution to a Roth IRA for your spouse, you must file a joint tax return for the year with your spouse. For a spousal Roth IRA, your spouse must set up a different Roth IRA, separate from yours, to which you contribute.

  Of course, if your spouse has compensation or earned income, your spouse can establish his or her own Roth IRA and make contributions to it in accordance with the rules and limits described in this Disclosure Statement.

CONTRIBUTIONS

WHEN CAN I MAKE CONTRIBUTIONS TO A ROTH IRA?

  You may make a contribution to your Roth IRA or establish a new Roth IRA for a taxable year by the due date (not including any extensions) for your federal income tax return for the year. Usually this is April 15 of the following year. For example, you will have until April 15, 1999 to establish and make a contribution to a Roth IRA for 1998.

  Caution: Since Roth IRAs are available starting January 1, 1998, you may not make a contribution by April 15, 1998 to a Roth IRA for 1997.

HOW MUCH CAN I CONTRIBUTE TO MY ROTH IRA?

  For each year when you are eligible (see above), you can contribute up to the lesser of $2,000 or 100% of your compensation (or earned income, if you are self-employed).

  Annual contributions may be made only to a Roth IRA annual contribution account which does not contain converted or transferred funds from a Regular IRA.

  Your Roth IRA limit is reduced by any contributions for the same year to a regular IRA. For example, assuming you have at least $2,000 in compensation or earned income, if you contribute $500 to your regular IRA for 1998, your maximum Roth IRA contribution for 1998 will be $1,500.

  If you and your spouse have spousal Roth IRAs, each spouse may contribute up to $2,000 to his or her Roth IRA for a year as long as the combined compensation of both spouses for the year (as shown on your joint income tax return) is at least $4,000. If the combined compensation of both spouses is less than $4,000, the spouse with the higher amount of compensation may contribute up to that spouse's compensation amount, or $2,000 if less. The spouse with the lower compensation amount may contribute any amount up to that spouse's compensation plus any excess the other spouse's compensation over the other spouse's Roth IRA contribution. However, the maximum contribution to either spouse's Roth IRA is $2,000 for the year.

  As noted above, the spousal Roth IRA limits are reduced by any contributions for the same calendar year to a regular IRA maintained by you or your spouse.

  For taxpayers with high income levels, the contribution limits may be reduced (see below).

ARE CONTRIBUTIONS TO A ROTH IRA TAX DEDUCTIBLE?

  Contributions to a Roth IRA are not deductible. This is a major difference between Roth IRAs and Regular IRAs. Contributions to a Regular IRA may be deductible on your federal income tax return depending on whether or not you are an active participant in an employer-sponsored plan and on your income level.

WHICH IS BETTER, A ROTH IRA OR A REGULAR IRA?

  This will depend upon your individual situation. A Roth IRA may be better if you are an active participant in an employer-sponsored plan and your adjusted gross income is too high to make a deductible IRA contribution (but not too high to make a Roth IRA contribution). Also, the benefits of a Roth IRA vs. a regular IRA may depend upon a number of other factors including: your current income tax bracket vs. your expected income tax bracket when you make withdrawals from your IRA, whether you expect to be able to make nontaxable withdrawals from your Roth IRA (see below), how long you expect to leave your contributions in the IRA and how much you expect the IRA to earn in the meantime, and possible future tax law changes.

  Consult a qualified tax or financial advisor for assistance on this question.

ARE THERE ANY RESTRICTIONS ON CONTRIBUTIONS TO MY ROTH IRA?
  Taxpayers with very high income levels may not be able to contribute to a Roth IRA at all, or their contribution may be limited to an amount less than $2,000. This depends upon your filing status and the amount of your adjusted gross income (AGI). The following table shows how the contribution limits are restricted.

                                                                 ROTH IRA CONTRIBUTION LIMITS
                        ----------------------------------------------------------------------------------------------------------
                                  IF YOU ARE                               IF YOU ARE                         THEN YOU
                                SINGLE TAXPAYER                      MARRIED FILING JOINTLY                   MAY MAKE
                        ----------------------------------------------------------------------------------------------------------

                        ----------------------------------------------------------------------------------------------------------
                                 Up to $95,000                           Up to $150,000                   Full Contribution
                        ----------------------------------------------------------------------------------------------------------
     Adjusted
       Gross                   More than $95,000                       More than $150,000               Reduced Contribution
    Income(AGI)                  but less than                            but less than                (see explanation below)
       Level                       $110,000                                 $160,000
                        ----------------------------------------------------------------------------------------------------------
                                $110,000 and up                          $160,000 and up               Zero (No Contribution)
                        ----------------------------------------------------------------------------------------------------------

    NOTE: If you are a married taxpayer filing separately, your maximum Roth IRA contribution limit phases out over the first $15,000 of adjusted gross income. If your AGI is $15,000 or more, you may not contribute to a Roth IRA for the year. (Note: Pending legislation in Congress may reduce this number from $15,000 to $10,000. Consult your tax advisor or the IRS for the latest developments.)

HOW DO I CALCULATE MY LIMIT IF I FALL IN THE "REDUCED CONTRIBUTION" RANGE?

  If your AGI falls in the reduced contribution range, you must calculate your contribution limit. To do this, multiply your normal contribution limit ($2,000 or your compensation if less) by a fraction. The numerator is the amount by which your AGI exceeds the lower limit of the reduced contribution range ($95,000 if single, or $150,000 if married filing jointly). The denominator is $15,000 (single taxpayers) or $10,000 (married filing jointly). Subtract this from your normal limit and then round down to the nearest $10. The contribution limit is the greater of the amount calculated or $200.

  For example, assume that your AGI for the year is $157,555 and you are married, filing jointly. You would calculate your Roth IRA contribution limit this way:

  1. The amount by which your AGI exceeds the lower limit of the partly deductible range:

                         ($157,555-$150,000) = $7,555

                                   $ 7,555
  2. Divide this by $10,000:       -------   = 0.7555
                                   $10,000

  3. Multiply this by $2,000 (or your compensation for the year, if less):

                           0.7555 X $2,000 = $1,511

  4. Subtract this from your $2,000 limit:

                           ($2,000 - $1,551) = $489

  5. Round this down to the nearest $10: = $480

  6. Your contribution limit is the greater of this amount or $200.

  Remember, your Roth IRA contribution limit of $2,000 is reduced by any contributions for the same year to a regular IRA. If you fall in the reduced contribution range, the reduction formula applies to the Roth IRA contribution limit left after subtracting your contribution for the year to a regular IRA.

HOW DO I DETERMINE MY AGI?

  AGI is your gross income minus those deductions which are available to all taxpayers even if they don't itemize. Instructions to calculate your AGI are provided with your income tax Form 1040 or 1040A.

  There are two additional rules when calculating AGI for purposes of Roth IRA contribution limits. First, if you are making a deductible contribution for the year to a regular IRA, your AGI is reduced by the amount of the deduction. Second, if you are converting a regular IRA to a Roth IRA in a year (see below), the amount includible in your income as a result of the conversion is not considered AGI when computing your Roth IRA contribution limit for the year. (Note: A bill pending in Congress might affect the first rule - consult your tax advisor or the IRS for the latest developments.)

WHAT HAPPENS IF I CONTRIBUTE MORE THAN ALLOWED TO MY
ROTH IRA?

  The maximum contribution you can make to a Roth IRA generally is $2,000 or 100% of compensation or earned income, whichever is less. As noted above, your maximum is reduced by the amount of any contribution to a Regular IRA for the same year and may be further reduced if you have high AGI. Any amount contributed to the Roth IRA above the maximum is considered an "excess contribution."

  An excess contribution is subject to excise tax of 6% for each year it remains in the Roth IRA.

HOW CAN I CORRECT AN EXCESS CONTRIBUTION?

  Excess contributions may be corrected without paying a 6% penalty. To do so, you must withdraw the excess and any earnings on the excess before the due date (including extensions) for filing your federal income tax return for the year for which you made the excess contribution. The earnings must be included in your income for the tax year for which the contribution was made and may be subject to a 10% premature withdrawal tax if you have not reached age 59 1/2 (unless an exception to the 10% penalty tax applies).

WHAT HAPPENS IF I DON'T CORRECT THE EXCESS CONTRIBUTION BY THE TAX RETURN DUE DATE?

  Any excess contribution not withdrawn by the tax return due date (including any extensions) for the year for which the contribution was made will be subject to the 6% excise tax. There will be an additional 6% excise tax for each subsequent year the excess remains in your account.

  For subsequent years, you may reduce the excess contributions in your account by making a withdrawal equal to the excess. Earnings need not be withdrawn. To the extent that no earnings are withdrawn, the withdrawal will not be subject to income taxes or possible penalties for premature withdrawals before age 59 1/2. Excess contributions may also be corrected in a subsequent year to the extent that you contribute less than your Roth IRA contribution limit for the subsequent year. As the prior excess contribution is reduced or eliminated, the 6% excise tax will become correspondingly reduced or eliminated for subsequent tax years.

CONVERSION OF EXISTING REGULAR IRA CAN I CONVERT AN EXISTING REGULAR IRA INTO A ROTH IRA?

Yes, starting in 1998 you can convert an existing regular IRA into a Roth IRA if you meet the adjusted gross income (AGI) limits described below. Conversion may be accomplished either by establishing a Roth IRA and then transferring the amount in your regular IRA you wish to convert to the new Roth IRA. Or, if you want to convert an existing regular IRA with State Street Bank as custodian to a Roth IRA, you may give us appropriate directions at the address listed at the end of this booklet.

  You are eligible to convert a regular IRA to a Roth IRA if, for the year of the conversion, your AGI is $100,000 or less. The same limit applies to married and single taxpayers, and the limit is not indexed to cost-of-living increases. Married taxpayers are eligible to convert a regular IRA to a Roth IRA only if they file a joint income tax return; married taxpayers filing separately are not eligible to convert.

  NOTE: No contributions other than Roth IRA conversion contributions made during the same tax year may be deposited in a single Roth IRA conversion account.

  CAUTION: You should be extremely cautious in converting an existing IRA into a Roth IRA early in a year if there is any possibility that your AGI for the year will exceed $100,000. Although a bill pending in Congress would permit you to transfer amounts back to your Regular IRA if your AGI exceeds $100,000, under current rules, if you have already converted during a year and you turn out to have more than $100,000 of AGI, there may be adverse tax results for you. Consult your tax advisor or the IRS for the latest developments.

WHAT ARE THE TAX RESULTS FROM CONVERTING?

  The taxable amount in your Regular IRA you convert to a Roth IRA will be considered taxable income on your federal income tax return for the year of the conversion. All amounts in a Regular IRA are taxable except for your prior non-deductible contributions to the Regular IRA.

  If you make the conversion during 1998, the taxable income is spread over four years. In other words, you would include one quarter of the taxable amount on your federal income tax return for 1998, 1999, 2000 and 2001.

SHOULD I CONVERT MY REGULAR IRA TO A ROTH IRA?

  Only you can answer this question, in consultation with your tax or financial advisors. A number of factors, including the following, may be relevant. Conversion may be advantageous if you expect to leave the converted funds on deposit in your Roth IRA for at least five years and to be able to withdraw the funds under circumstances that will not be taxable (see below). The benefits of converting will also depend on whether you expect to be in the same tax bracket when you withdraw from your Roth IRA as you are now. Also, conversion is based upon an assumption that Congress will not change the tax rules for withdrawals from Roth IRAs in the future, but this cannot be guaranteed.

TRANSFERS/ROLLOVERS

CAN I TRANSFER OR ROLL OVER A DISTRIBUTION I RECEIVE FROM MY EMPLOYER'S RETIREMENT PLAN INTO A ROTH IRA?

  Distributions from qualified employer-sponsored retirement plans or 403(b) arrangements (for employees of tax-exempt employers) are not eligible for rollover or direct transfer to a Roth IRA. However, in certain circumstances it may be possible to make a direct rollover of an eligible distribution to a regular IRA and then to convert the regular IRA to Roth IRA (see above). Consult your tax or financial advisor for further information on this possibility.

CAN I MAKE A ROLLOVER FROM MY ROTH IRA TO ANOTHER ROTH IRA?
  You may make a rollover from one Roth IRA to another Roth IRA you have or you establish to receive the rollover. Such a rollover must be completed within 60 days after the withdrawal from your first Roth IRA. After making a rollover from one Roth IRA to another, you must wait a full year (365 days) before you can make another such rollover. (However, you can instruct a Roth IRA custodian to transfer amounts directly to another Roth IRA custodian; such a direct transfer does not count as a rollover.)

HOW DO ROLLOVERS AFFECT MY ROTH IRA CONTRIBUTION LIMITS?
  Rollover contributions, if properly made, do not count toward the maximum contribution. Also, you may make a rollover from one Roth IRA to another even during a year when you are not eligible to contribute to a Roth IRA (for example, because your AGI for that year is too high).

INVESTMENTS

HOW ARE MY ROTH IRA CONTRIBUTIONS INVESTED?

  You control the investment and reinvestment of contributions to your Roth IRA. Investments must be in one or more of the Fund(s) available from time to time as listed in the Adoption Agreement for your Roth IRA or in an investment selection form provided with your Roth IRA Adoption Agreement or from the Fund Distributor or Service Company. You direct the investment of your Roth IRA by giving your investment instructions to the Distributor or Service Company for the Fund(s). Since you control the investment of your Roth IRA, you are responsible for any losses; neither the Custodian, the Distributor nor the Service Company has any responsibility for any loss or diminution in value occasioned by your exercise of investment control. Transactions for your Roth IRA will generally be at the applicable public offering price or net asset value for shares of the Fund(s) involved next established after the Distributor or the Service Company (whichever may apply) receives proper investment instructions from you; consult the current prospectus for the Fund(s) involved for additional information.

  Before making any investment, read carefully the current prospectus for any Fund you are considering as an investment for your Roth IRA. The prospectus will contain information about the Fund's investment objectives and policies, as well as any minimum initial investment or minimum balance requirements and any sales, redemption or other charges.

  Because you control the selection of investments for your Roth IRA and because mutual fund shares fluctuate in value, the growth in value of your Roth IRA cannot be guaranteed or projected.

ARE THERE ANY RESTRICTIONS ON THE USE OF MY ROTH IRA ASSETS?
  The tax-exempt status of your Roth IRA will be revoked if you engage in any of the prohibited transactions listed in Section 4975 of the tax code. Upon such revocation, your Roth IRA is treated as distributing its assets to you. The taxable portion of the amount in your IRA will be subject to income tax unless the requirements for a tax-free withdrawal are satisfied (see below). Also, you may be subject to a 10% penalty tax on the taxable amount as a premature withdrawal if you have not yet reached the age of 59 1/2.

  Any investment in a collectible (for example, rare stamps) by your Roth IRA is treated as a withdrawal; the only exception involves certain types of government-sponsored coins or certain types of precious metal bullion.

WHAT IS A PROHIBITED TRANSACTION?

  Generally, a prohibited transaction is any improper use of the assets in your Roth IRA. Some examples of prohibited transactions are:

  -- Direct or indirect sale or exchange of property between you and your Roth
     IRA.

  -- Transfer of any property from your Roth IRA to yourself or from yourself to your Roth IRA.

  Your Roth IRA could lose its tax exempt status if you use all or part of your interest in your Roth IRA as security for a loan or borrow any money from your Roth IRA. Any portion of your Roth IRA used as security for a loan will be treated as a distribution in the year in which the money is borrowed. This amount may be taxable and you may also be subject to the 10% premature withdrawal penalty on the taxable amount.

WITHDRAWALS

WHEN CAN I MAKE WITHDRAWALS FROM MY ROTH IRA?

  You may withdraw from your Roth IRA at any time. If the withdrawal meets the requirements discussed below, it is tax-free. This means that you pay no federal income tax even though the withdrawal includes earnings or gains on your contributions while they were held in your Roth IRA.

WHEN MUST I START MAKING WITHDRAWALS?

  There are no rules on when you must start making withdrawals from your Roth IRA or on minimum required withdrawal amounts for any particular year during your lifetime. Unlike regular IRAs, you are not required to start making withdrawals from a Roth IRA by the April 1 following the year in which you reach age 70 1/2.

  After your death, there are IRS rules on the timing and amount of distributions. In general, the amount in your Roth IRA must be distributed by the end of the fifth year after your death. However, distributions to a designated beneficiary that begin by the end of the year following the year of your death and that are paid over the life expectancy of the beneficiary satisfy the rules. Also, if your surviving spouse is your designated beneficiary, the spouse may defer the start of distributions until you would have reached age 70 1/2 had you lived.

WHAT ARE THE REQUIREMENTS FOR A TAX-FREE WITHDRAWAL?

  To be tax-free, a withdrawal from your Roth IRA must meet two requirements. First, the Roth IRA must have been open for 5 or more years before the withdrawal. Second, at least one of the following conditions must be satisfied:

  o You are age 59 1/2 or older when you make the withdrawal.

  o The withdrawal is made by your beneficiary after you die.

  o You are disabled (as defined in IRS rules) when you make the withdrawal.

  o The withdrawal is used to pay eligible first-time homebuyer expenses. These are the costs of purchasing, building or rebuilding a principal residence (including customary settlement, financing or closing costs). The purchaser may be you, your spouse or a child, grandchild, parent or grandparent of you or your spouse. An individual is considered a "first-time homebuyer" if the individual (or the individual's spouse, if married) did not have an ownership interest in a principal residence during the two-year period immediately preceding the acquisition in question. The withdrawal must be used for eligible expenses within 120 days after the withdrawal (if there is an unexpected delay, or cancellation of the home acquisition, a withdrawal may be redeposited as a rollover).

    There is a lifetime limit on eligible first-time homebuyer expenses of $10,000 per individual.

  For Roth IRA that you set up with amounts rolled over or converted from a traditional IRA, the 5 year period begins with the year in which the conversion or rollover was made. (Note: A bill pending in Congress might effect this rule - consult your tax advisor or the IRS for the latest developments.)

  For a Roth IRA that you started with a normal contribution, the 5 year period starts with the year for which you make the initial contribution to any Roth IRA you maintain.

HOW ARE WITHDRAWALS FROM MY ROTH IRA TAXED IF THE TAX-FREE REQUIREMENTS ARE NOT MET?

  If the qualified withdrawal requirements are not met, a withdrawal consisting of your own prior contribution amounts to your Roth IRA will not be considered taxable income in the year you receive it, nor will the 10% penalty apply. To the extent that the nonqualified withdrawal consists of dividends or gains while your contributions were held in your Roth IRA, the withdrawal is includable in your gross income in the taxable year you receive it, and may be subject to the 10% withdrawal penalty. All amounts withdrawn from your Roth IRA are considered withdrawals of your contributions until you have withdrawn the entire amount you have contributed. After that, all amounts withdrawn are considered taxable withdrawals of dividends and gains.

  Note that, for purposes of determining what portion of any distribution is includible in income, all of your Roth IRA accounts are considered as one single account. Amounts withdrawn from any one Roth IRA account are deemed to be withdrawn from contributions first. Since all your Roth IRAs are considered to be one account for this purpose, withdrawals from Roth IRA accounts are not considered to be from earnings or interest until an amount equal to all contributions made to all of an individual's Roth IRA accounts is withdrawn.
The following example illustrates this.

  A single individual contributes $1,000 a year to his State Street Bank and Trust Company Roth IRA account and $1,000 a year to the Brand X Roth IRA account over a period of ten years. At the end of 10 years his account balances are as follows:

                                           PRINCIPAL
                                         CONTRIBUTIONS        EARNINGS

STATE STREET BANK ROTH IRA                  $10,000           $10,000
BRAND X ROTH IRA                            $10,000           $10,000
TOTAL                                       $20,000           $20,000

  At the end of 10 years, this person has $40,000 in both Roth IRA accounts, of which $20,000 represents his contributions (aggregated) and $20,000 represents his earnings (aggregated). This individual, who is 40, withdraws $15,000 from his Brand X Roth IRA (not a qualified withdrawal). We look to the aggregate amount of all principal contributions - in this case $20,000 - to determine if the withdrawal is from contributions, and thus non-taxable. In this example, there is no ($0) taxable income as a result of this withdrawal because the $15,000 withdrawal is less than the total amount of aggregated contributions ($20,000). If this individual then withdrew $15,000 from his state Street Bank Roth IRA, $5,000 would not be taxable (the remaining aggregate contributions) and $10,000 would be treated as taxable income for the year of the withdrawal, subject to regular income taxes and the 10% premature withdrawal penalty (unless an exception applies).

  NOTE: If passed, a bill currently pending in Congress will change the rules and the results discussed above. Under the proposed legislation, in general, separate Roth IRAs established for annual contributions and conversions for separate years are not aggregated as explained above to determine the tax on withdrawals. See your tax advisor for more information and the latest developments.

  Taxable withdrawals of dividends and gains from a Roth IRA are treated as ordinary income. Withdrawals of taxable amounts from a Roth IRA are not eligible for averaging treatment currently available to certain lump sum distributions from qualified employer-sponsored retirement plans, nor are such withdrawals eligible for taxable gains tax treatment.

  Your receipt of any taxable withdrawal from your Roth IRA before you attain age 59 1/2 generally will be considered as an early withdrawal and subject to a 10% penalty tax.

  The 10% penalty tax for early withdrawal will not apply if any of the following exceptions applies:

  -- The withdrawal was a result of your death or disability.

  -- The withdrawal is one of a scheduled series of substantially equal periodic payments for your life or life expectancy (or the joint lives or life expectancies of you and your beneficiary).

  If there is an adjustment to the scheduled series of payments, the 10% penalty tax will apply. For example, if you begin receiving payments at age 50 under a withdrawal program providing for substantially equal payments over your life expectancy, and at age 58 you elect to withdraw the remaining amount in your Roth IRA in a lump-sum, the 10% penalty tax will apply to the lump sum and to the amounts previously paid to you before age 59 1/2 to the extent they were includible in your taxable income.

  -- The withdrawal is used to pay eligible higher education expenses. These are expenses for tuition, fees, books, and supplies required to attend an institution for post-secondary education. Room and board expenses are also eligible for a student attending at least half-time. The student may be you, your spouse, or your child or grandchild. However, expenses that are paid for with a scholarship or other educational assistance payment are not eligible expenses.

  -- The withdrawal is used to cover eligible first time homebuyer expenses (as described above in the discussion of tax-free withdrawals).

  -- The withdrawal does not exceed the amount of your deductible medical expenses for the year (generally speaking, medical expenses paid during a year are deductible if they are greater than 7 1/2% of your adjusted gross income for that year).

  -- The withdrawal does not exceed the amount you paid for health insurance coverage for yourself, your spouse and dependents. This exception applies only if you have been unemployed and received federal or state unemployment compensation payments for at least 12 weeks; this exception applies to distributions during the year in which you received the unemployment compensation and during the following year, but not to any distributions received after you have been reemployed for at least 60 days.

WHAT ABOUT THE 15 PERCENT PENALTY TAX?

  The rule imposing a 15% penalty tax on very large withdrawals from tax-favored arrangements (including IRAs, 403(b) arrangements and qualified employer-sponsored plans), or on excess amounts remaining in such tax-favored arrangements at your death, has been repealed. This 15% tax no longer applies.

TAX MATTERS

WHAT IRA REPORTS DOES THE CUSTODIAN ISSUE?

  The Custodian will report all withdrawals to the IRS and the recipient on the appropriate form. For reporting purposes, a direct transfer of assets to a successor custodian or trustee is not considered a withdrawal.

  The Custodian will report to the IRS the year-end value of your account and the amount of any rollover (including conversions of an existing regular IRA to a Roth IRA) or regular contribution made during a calendar year, as well as the tax year for which a contribution is made. Unless the Custodian receives an indication from you to the contrary, it will treat any amount as a contribution for the tax year in which it is received. It is most important that a contribution between January and April 15th for the prior year be clearly designated as such.

WHAT TAX INFORMATION MUST I REPORT TO THE IRS?

  You must file Form 5329 with the IRS for each taxable year for which you made an excess contribution or you take a premature withdrawal that is subject to the 10% penalty tax. If your beneficiary fails to make required minimum withdrawals from your Roth IRA after your death, your beneficiary may be subject to an excise tax and be required to file Form 5329.

ARE ROTH IRA WITHDRAWALS SUBJECT TO WITHHOLDING?

  Federal income tax may be withheld at a flat rate of 10% or greater of any withdrawal from your Roth IRA, unless you elect not to have tax withheld. Withdrawals from a Roth IRA are not subject to the mandatory 20% income tax withholding that applies to most distributions from qualified plans or 403(b) accounts that are not directly rolled over to another plan or IRA.

ARE THE EARNINGS ON MY ROTH IRA FUNDS TAXED?

  Any dividends on or growth of investments held in your Roth IRA are generally exempt from federal income taxes and will not be taxed until withdrawn by you, unless the tax exempt status of your Roth IRA is revoked. If the withdrawal qualifies as a tax-free withdrawal (see above), amounts reflecting earnings or growth of assets in your Roth IRA will not be subject to federal income tax.

ACCOUNT TERMINATION

  You may terminate your Roth IRA at any time after its establishment by sending a completed withdrawal form (or other withdrawal instructions in a form acceptable to the Custodian), or a transfer authorization form, to:

                             Century Shares Trust
                                P.O. Box 8329
                            Boston, MA 02266-8329

  Your Roth IRA with State Street Bank will terminate upon the first to occur of the following:

  -- The date your properly executed withdrawal form or instructions (as described above) withdrawing your total Roth IRA balance is received and accepted by the Custodian.

  -- The date the Roth IRA ceases to qualify under the tax code. This will be deemed a termination.

  -- The transfer of the Roth IRA to another custodian/trustee.

  -- The rollover of the amounts in the Roth IRA to another custodian/trustee.

  Any outstanding fees must be received prior to such a termination of your account.

  The amount you receive from your Roth IRA upon termination of the account will be treated as a withdrawal, and thus the rules relating to Roth IRA withdrawals will apply. For example, if the Roth IRA is terminated before you reach age 59 1/2, the 10% early withdrawal penalty may apply to the taxable amount you receive.

  IMPORTANT: The discussion of the tax rules for Roth IRAs in this Disclosure Statement is based upon the best available information. However, Roth IRAs are new under the tax laws, and the IRS has not issued regulations or rulings on the operation and tax treatment of Roth IRA accounts. Also, if enacted, legislation now pending in Congress will change some of the rules. Therefore, you should consult your tax advisor for the latest developments or for advice on how maintaining a Roth IRA will affect your personal tax or financial situation.

IRA DOCUMENTS

  The terms contained in Articles I to VII of the State Street Bank and Trust Company Roth Individual Retirement Custodial Account document have been promulgated by the IRS in Form 5305-RA for use in establishing a Roth IRA Custodial Account that meets the requirements of Code Section 408A for a valid Roth IRA. This IRS approval relates only to the form of Articles I to VII and is not an approval of the merits of the Roth IRA or of any investment permitted by the Roth IRA.

ADDITIONAL INFORMATION

  For additional information you may write to the following address or call the following telephone number:

                             Century Shares Trust
                                P.O. Box 8329
                            Boston, MA 02266-8329
                                 800-321-1928

                     STATE STREET BANK AND TRUST COMPANY
         UNIVERSAL INDIVIDUAL RETIREMENT ACCOUNT CUSTODIAL AGREEMENT
          PART ONE: PROVISIONS APPLICABLE TO REGULAR IRAS PROVISIONS

    The following provisions of Articles I to VII are in the form promulgated by the Internal Revenue Service in Form 5305-A for use in establishing an individual retirement custodial account.

ARTICLE I.
  The Custodian may accept additional cash contributions on behalf of the Depositor for a tax year of the Depositor. The total cash contributions are limited to $2,000 for the tax year unless the contribution is a rollover contribution described in section 402(c), 403(a)(4), 403(b)(8), 408(d)(3), or an employer contribution to a simplified employee pension plan as described in section 408(k).

ARTICLE II.
  The Depositor's interest in the balance in the custodial account is nonforfeitable.

ARTICLE III.
  1. No part of the custodial funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5)).

  2. No part of the custodial funds may be invested in collectibles (within the meaning of section 408(m) except as otherwise permitted by section 408(m)
(3), which provides an exception for certain gold, silver and platium coins, coins issued under the laws of any state, and certain bullion.

ARTICLE IV.
  1. Notwithstanding any provisions of this agreement to the contrary, the distribution of the Depositor's interest in the custodial account shall be made in accordance with the following requirements and shall otherwise comply with section 408(a)(6) and Proposed Regulations section 1.408-8, including the incidental death benefit provisions of Proposed Regulations section 1.401(a)
(9)-2, the provisions of which are incorporated by reference.

  2. Unless otherwise elected by the time distributions are required to begin to the Depositor under paragraph 3, or to the surviving spouse under paragraph 4, other than in the case of a life annuity, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Depositor and the surviving spouse and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.

  3. The Depositor's entire interest in the custodial account must be, or begin to be, distributed by the Depositor's required beginning date, the April 1 following the calendar year end in which the Depositor reaches age 70 1/2. By that date, the Depositor may elect, in a manner acceptable to the Custodian, to have the balance in the custodial account distributed in:

    (a) A single-sum payment.

    (b) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the life of the Depositor.

    (c) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the joint and last survivor lives of the Depositor and his or her designated beneficiary.

    (d) Equal or substantially equal annual payments over a specified period that may not be longer than the Depositor's life expectancy.

    (e) Equal or substantially equal annual payments over a specified period that may not be longer than the joint life and last survivor expectancy of the Depositor and his or her designated beneficiary.

  4. If the Depositor dies before his or her entire interest is distributed to him or her, the entire remaining interest will be distributed as follows:

    (a) If the Depositor dies on or after distribution of his or her interest has begun, distribution must continue to be made in accordance with paragraph 3.

    (b) If the Depositor dies before distribution of his or her interest has begun, the entire remaining interest will, at the election of the Depositor or, if the Depositor has not so elected, at the election of the beneficiary or beneficiaries, either

      (i) Be distributed by the December 31 of the year containing the fifth anniversary of the Depositor's death, or

      (ii) Be distributed in equal or substantially equal payments over the life or life expectancy of the designated beneficiary or beneficiaries starting by December 31 of the year following the year of the Depositor's death. If, however, the beneficiary is the Depositor's surviving spouse, then this distribution is not required to begin before December 31 of the year in which the Depositor would have turned age 70 1/2.

    (c) Except where distribution in the form of an annuity meeting the requirements of section 408(b)(3) and its related regulations has irrevocably commenced, distributions are treated as having begun on the Depositor's required beginning date, even though payments may actually have been made before that date.

    (d) If the Depositor dies before his or her entire interest has been distributed and if the beneficiary is other than the surviving spouse, no additional cash contributions or rollover contributions may be accepted in the account.

  5. In the case of distribution over life expectancy in equal or substantially equal annual payments, to determine the minimum annual payment for each year, divide the Depositor's entire interest in the custodial account as of the close of business on December 31 of the preceding year by the life expectancy of the Depositor (or the joint life and last survivor expectancy of the Depositor and the Depositor's designated beneficiary, or the life expectancy of the designated beneficiary, whichever applies.) In the case of distributions under paragraph 3, determine the initial life expectancy (or joint life and last survivor expectancy) using the attained ages of the Depositor and designated beneficiary as of their birthdays in the year the Depositor reaches age 70 1/2. In the case of a distribution in accordance with paragraph 4(b)(ii), determine life expectancy using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence.

  6. The owner of two or more individual retirement accounts may use the "alternative method" described in Notice 88-38, 1988-1 C.B. 524, to satisfy the minimum distribution requirements described above. This method permits an individual to satisfy these requirements by taking from one individual retirement account the amount required to satisfy the requirement for another.

ARTICLE V.
  1. The Depositor agrees to provide the Custodian with information necessary for the Custodian to prepare any reports required under section 408(i) and Regulations sections 1.408-5 and 1.408-6.

  2. The Custodian agrees to submit reports to the Internal Revenue Service and the Depositor as prescribed by the Internal Revenue Service.

ARTICLE VI.
  Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through III and this sentence will be controlling. Any additional articles that are not consistent with section 408(a) and the related regulations will be invalid.

ARTICLE VII.
  This agreement will be amended from time to time to comply with the provisions of the Code and related regulations. Other amendments may be made with the consent of the persons whose signatures appear on the Adoption Agreement.

                 PART TWO: PROVISIONS APPLICABLE TO ROTH IRAS

  The following provisions of Articles I to VII are in the form promulgated by the Internal Revenue Service in Form 5305-RA for use in establishing a Roth Individual Retirement Custodial Account.

ARTICLE I.
  1. If this Roth IRA is not designated as a Roth Conversion IRA, then, except in the case of a rollover contribution described in section 408A(e), the Custodian will accept only cash contributions and only up to a maximum amount of $2,000 for any tax year of the Depositor.

  2. If this Roth IRA is designated as a Roth Conversion IRA, no contributions other than IRA Conversion Contributions made during the same tax year will be accepted.

ARTICLE IA.
  The $2,000 limit described in Article I is gradually reduced to $0 between certain levels of adjusted gross income (AGI). For a single Depositor, the $2,000 annual contribution is phased out between AGI of $95,000 and $110,000; for a married Depositor who files jointly, between AGI of $150,000 and $160,000; and for a married Depositor who files separately, between $0 and $10,000. In case of a conversion, the Custodian will not accept IRA Conversion Contributions in a tax year if the Depositor's AGI for that tax year exceeds $100,000 or if the Depositor is married and files a separate return. Adjusted gross income is defined in section 408A(c)(3) and does not include IRA Conversion Contributions.

ARTICLE II.
  The Depositor's interest in the balance in the custodial account is nonforfeitable.

ARTICLE III.
  1. No part of the custodial funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5)).

  2. No part of the custodial funds may be invested in collectibles (within the meaning of section 408(m)) except as otherwise permitted by section 408(m)
(3), which provides an exception for certain gold, silver, and platinum coins, coins issued under the laws of any state, and certain bullion.

ARTICLE IV.
  1. If the Depositor dies before his or her entire interest is distributed to him or her and the Depositor's surviving spouse is not the sole beneficiary, the entire remaining interest will, at the election of the Depositor or, if the Depositor has not so elected, at the election of the beneficiary or beneficiaries, either:

    (a) Be distributed by December 31 of the year containing the fifth anniversary of the Depositor's death, or

    (b) Be distributed over the life expectancy of the designated beneficiary starting no later than December 31 of the year following the year of the Depositor's death.

  If distributions do not begin by the date described in (b), distribution method (a) will apply.

  2. In the case of distribution method 1(b) above, to determine the minimum annual payment for each year, divide the Depositor's entire interest in the trust as of the close of business on December 31 of the preceding year by the life expectancy of the designated beneficiary using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence and subtract 1 for each subsequent year.

  3. If the Depositor's spouse is the sole beneficiary on the Depositor's date of death, such spouse will then be treated as the Depositor.

ARTICLE V.
  1. The Depositor agrees to provide the Custodian with information necessary for the Custodian to prepare any reports required under sections 408(i) and 408A(d)(3)(E), and Regulations section 1.408-5 and 1.408-6, and under guidance published by the Internal Revenue Service.

  2. The Custodian agrees to submit reports to the Internal Revenue Service and the Depositor as prescribed by the Internal Revenue Service.

ARTICLE VI.
  Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through IV and this sentence will be controlling. Any additional articles that are not consistent with section 408A, the related regulations, and other published guidance will be invalid.

ARTICLE VII.
  This agreement will be amended from time to time to comply with the provisions of the Code, related regulations, and other published guidance. Other amendments may be made with the consent of the persons whose signatures appear below.

                  PART THREE: PROVISIONS APPLICABLE TO BOTH
                          REGULAR IRAS AND ROTH IRAS

ARTICLE VIII.
  1. As used in this Article VIII the following terms have the following meanings:

  "Account" or "Custodial Account" means the individual retirement account established using the terms of either Part One or Part Two and, in either event, Part Three of this State Street Bank and Trust Company Universal Individual Retirement Account Custodial Agreement and the Adoption Agreement signed by the Depositor. The Account may be a Regular Individual Retirement Account or a Roth Individual Retirement Account, as specified by the Depositor. See Section 24 below.

  "Custodian" means State Street Bank and Trust Company.

  "Fund" means any registered investment company which is advised, sponsored or distributed by Sponsor; provided, however, that such a mutual fund or registered investment company must be legally offered for sale in the state of the Depositor's residence.

  "Distributor" means the entity which has a contract with the Fund(s) to serve as distributor of the shares of such Fund(s).

  In any case where there is no Distributor, the duties assigned hereunder to the Distributor may be performed by the Fund(s) or by an entity that has a contract to perform management or investment advisory services for the Fund(s).

  "Service Company" means any entity employed by the Custodian or the Distributor, including the transfer agent for the Fund(s), to perform various administrative duties of either the Custodian or the Distributor.

  In any case where there is no Service Company, the duties assigned hereunder to the Service Company will be performed by the Distributor (if any) or by an entity specified in the second preceding paragraph.

  "Sponsor" means Century Capital Management.

  2. The Depositor may revoke the Custodial Account established hereunder by mailing or delivering a written notice of revocation to the Custodian within seven days after the Depositor receives the Disclosure Statement related to the Custodial Account. Mailed notice is treated as given to the Custodian on date of the postmark (or on the date of Post Office certification or registration in the case of notice sent by certified or registered mail). Upon timely revocation, the Depositor's initial contribution will be returned, without adjustment for administrative expenses, commissions or sales charges, fluctuations in market value or other changes.

  The Depositor may certify in the Adoption Agreement that the Depositor received the Disclosure Statement related to the Custodial Account at least seven days before the Depositor signed the Adoption Agreement to establish the Custodial Account, and the Custodian may rely upon such certification.

  3. All contributions to the Custodial Account shall be invested and reinvested in full and fractional shares of one or more Funds. Such investments shall be made in such proportions and/or in such amounts as Depositor from time to time in the Adoption Agreement or by other written notice to the Service Company (in such form as may be acceptable to the Service Company) may direct.

  The Service Company shall be responsible for promptly transmitting all investment directions by the Depositor for the purchase or sale of shares of one or more Funds hereunder to the Funds' transfer agent for execution. However, if investment directions with respect to the investment of any contribution hereunder are not received from the Depositor as required or, if received, are unclear or incomplete in the opinion of the Service Company, the contribution will be returned to the Depositor, or will be held uninvested (or invested in a money market fund if available) pending clarification or completion by the Depositor, in either case without liability for interest or for loss of income or appreciation. If any other directions or other orders by the Depositor with respect to the sale or purchase of shares of one or more Funds for the Custodial Account are unclear or incomplete in the opinion of the Service Company, the Service Company will refrain from carrying out such investment directions or from executing any such sale or purchase, without liability for loss of income or for appreciation or depreciation of any asset, pending receipt of clarification or completion from the Depositor.

  All investment directions by Depositor will be subject to any minimum initial or additional investment or minimum balance rules applicable to a Fund as described in its prospectus.

  All dividends and capital gains or other distributions received on the shares of any Fund held in the Depositor's Account shall be (unless received in additional shares) reinvested in full and fractional shares of such Fund (or of any other Fund offered by the Sponsor, if so directed).

  4. Subject to the minimum initial or additional investment, minimum balance and other exchange rules applicable to a Fund, the Depositor may at any time direct the Service Company to exchange all or a specified portion of the shares of a Fund in the Depositor's Account for shares and fractional shares of one or more other Funds. The Depositor shall give such directions by written notice acceptable to the Service Company, and the Service Company will process such directions as soon as practicable after receipt thereof (subject to the second paragraph of Section 3 of this Article VIII).

  5. Any purchase or redemption of shares of a Fund for or from the Depositor's Account will be effected at the public offering price or net asset value of such Fund (as described in the then effective prospectus for such Fund) next established after the Service Company has transmitted the Depositor's investment directions to the transfer agent for the Fund(s).

  Any purchase, exchange, transfer or redemption of shares of a Fund for or from the Depositor's Account will be subject to any applicable sales, redemption or other charge as described in the then effective prospectus for such Fund.

  6. The Service Company shall maintain adequate records of all purchases or sales of shares of one or more Funds for the Depositor's Custodial Account. Any account maintained in connection herewith shall be in the name of the Custodian for the benefit of the Depositor. All assets of the Custodial Account shall be registered in the name of the Custodian or of a suitable nominee. The books and records of the Custodian shall show that all such investments are part of the Custodial Account.

  The Custodian shall maintain or cause to be maintained adequate records reflecting transactions of the Custodial Account. In the discretion of the Custodian, records maintained by the Service Company with respect to the Account hereunder will be deemed to satisfy the Custodian's recordkeeping responsibilities therefor. The Service Company agrees to furnish the Custodian with any information the Custodian requires to carry out the Custodian's recordkeeping responsibilities.

  7. Neither the Custodian nor any other party providing services to the Custodial Account will have any responsibility for rendering advice with respect to the investment and reinvestment of Depositor's Custodial Account, nor shall such parties be liable for any loss or diminution in value which results from Depositor's exercise of investment control over his Custodial Account. Depositor shall have and exercise exclusive responsibility for and control over the investment of the assets of his Custodial Account, and neither Custodian nor any other such party shall have any duty to question his directions in that regard or to advise him regarding the purchase, retention or sale of shares of one or more Funds for the Custodial Account.

  8. The Depositor may in writing appoint an investment advisor with respect to the Custodial Account on a form acceptable to the Custodian and the Service Company. The investment advisor's appointment will be in effect until written notice to the contrary is received by the Custodian and the Service Company. While an investment advisor's appointment is in effect, the investment advisor may issue investment directions or may issue orders for the sale or purchase of shares of one or more Funds to the Service Company, and the Service Company will be fully protected in carrying out such investment directions or orders to the same extent as if they had been given by the Depositor.

  The Depositor's appointment of any investment advisor will also be deemed to be instructions to the Custodian and the Service Company to pay such investment advisor's fees to the investment advisor from the Custodial Account hereunder without additional authorization by the Depositor or the Custodian.

  9. Distribution of the assets of the Custodial Account shall be made at such time and in such form as Depositor (or the Beneficiary if Depositor is deceased) shall elect by written order to the Custodian. Depositor acknowledges that any distribution of a taxable amount from the Custodial Account (except for distribution on account of Depositor's disability or death, return of an "excess contribution" referred to in Code Section 4973, or a "rollover" from this Custodial Account) made earlier than age 59 1/2 may subject Depositor to an "additional tax on early distributions" under Code
Section 72(t) unless an exception to such additional tax is applicable. For that purpose, Depositor will be considered disabled if Depositor can prove, as provided in Code Section 72(m)(7), that Depositor is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration. It is the responsibility of the Depositor (or the Beneficiary) by appropriate distribution instructions to the Custodian to insure that any applicable distribution requirements of Code Section 401(a)
(9) and Article IV above are met. If the Depositor (or Beneficiary) does not direct the Custodian to make distributions from the Custodial Account by the time that such distributions are required to commence in accordance with such distribution requirements, the Custodian (and Service Company) shall assume that the Depositor (or Beneficiary) is meeting the minimum distribution requirements from another individual retirement arrangement maintained by the Depositor (or Beneficiary) and the Custodian and Service Company shall be fully protected in so doing. The Depositor (or the Depositor's surviving spouse) may elect to comply with the distribution requirements in Article IV using the recalculation of life expectancy method, or may elect that the life expectancy of the Depositor and/or the Depositor's surviving spouse, as applicable, will not be recalculated; any such election may be in such form as the Depositor (or surviving spouse) provides (including the calculation of minimum distribution amounts in accordance with a method that does not provide for recalculation of the life expectancy of one or both of the Depositor and surviving spouse and instructions for withdrawals to the Custodian in accordance with such method). Notwithstanding paragraph 2 of Article IV, unless an election to have life expectancies recalculated annually is made by the time distributions are required to begin, life expectancies shall not be recalculated. Neither the Custodian nor any other party providing services to the Custodial Account assumes any responsibility for the tax treatment of any distribution from the Custodial Account; such responsibility rests solely with the person ordering the distribution.

  10. The Custodian assumes (and shall have) no responsibility to make any distribution except upon the written order of Depositor (or Beneficiary if Depositor is deceased) containing such information as the Custodian may reasonably request. Also, before making any distribution or honoring any assignment of the Custodial Account, Custodian shall be furnished with any and all applications, certificates, tax waivers, signature guarantees and other documents (including proof of any legal representative's authority) deemed necessary or advisable by Custodian, but Custodian shall not be responsible for complying with any order or instruction which appears on its face to be genuine, or for refusing to comply if not satisfied it is genuine, and Custodian has no duty of further inquiry. Any distributions from the Account may be mailed, first-class postage prepaid, to the last known address of the person who is to receive such distribution, as shown on the Custodian's records, and such distribution shall to the extent thereof completely discharge the Custodian's liability for such payment.

  11. (a) The term "Beneficiary" means the person or persons designated as such by the "designating person" (as defined below) on a form acceptable to the Custodian for use in connection with the Custodial Account, signed by the designating person, and filed with the Custodian. The form may name individuals, trusts, estates, or other entities as either primary or contingent beneficiaries. However, if the designation does not effectively dispose of the entire Custodial Account as of the time distribution is to commence, the term "Beneficiary" shall then mean the designating person's estate with respect to the assets of the Custodial Account not disposed of by the designation form. The form last accepted by the Custodian before such distribution is to commence, provided it was received by the Custodian (or deposited in the U.S. Mail or with a reputable delivery service) during the designating person's lifetime, shall be controlling and, whether or not fully dispositive of the Custodial Account, thereupon shall revoke all such forms previously filed by that person. The term "designating person" means Depositor during his/her lifetime; after Depositor's death, it also means Depositor's spouse, but only if the spouse elects to treat the Custodial Account as the spouse's own Custodial Account in accordance with applicable provisions of the Code.

  (b) When and after distributions from the Custodial Account to Depositor's Beneficiary commence, all rights and obligations assigned to Depositor hereunder shall inure to, and be enjoyed and exercised by, Beneficiary instead of Depositor.

  12. (a) The Depositor agrees to provide information to the Custodian at such time and in such manner as may be necessary for the Custodian to prepare any reports required under Section 408(i) or Section 408A(d)(3)(E) of the Code and the regulations thereunder or otherwise.

  (b) The Custodian or the Service Company will submit reports to the Internal Revenue Service and the Depositor at such time and manner and containing such information as is prescribed by the Internal Revenue Service.

  (c) The Depositor, Custodian and Service Company shall furnish to each other such information relevant to the Custodial Account as may be required under the Code and any regulations issued or forms adopted by the Treasury Department thereunder or as may otherwise be necessary for the administration of the Custodial Account.

  (d) The Depositor shall file any reports to the Internal Revenue Service which are required of him by law (including Form 5329), and neither the Custodian nor Service Company shall have any duty to advise Depositor concerning or monitor Depositor's compliance with such requirement.

  13. (a) Depositor retains the right to amend this Custodial Account document in any respect at any time, effective on a stated date which shall be at least 60 days after giving written notice of the amendment (including its exact terms) to Custodian by registered or certified mail, unless Custodian waives notice as to such amendment. If the Custodian does not wish to continue serving as such under this Custodial Account document as so amended, it may resign in accordance with Section 17 below.

  (b) Depositor delegates to the Custodian the Depositor's right so to amend, provided (i) the Custodian does not change the investments available under this Custodial Agreement and (ii) the Custodian amends in the same manner all agreements comparable to this one, having the same Custodian, permitting comparable investments, and under which such power has been delegated to it; this includes the power to amend retroactively if necessary or appropriate in the opinion of the Custodian in order to conform this Custodial Account to pertinent provisions of the Code and other laws or successor provisions of law, or to obtain a governmental ruling that such requirements are met, to adopt a prototype or master form of agreement in substitution for this Agreement, or as otherwise may be advisable in the opinion of the Custodian. Such an amendment by the Custodian shall be communicated in writing to Depositor, and Depositor shall be deemed to have consented thereto unless, within 30 days after such communication to Depositor is mailed, Depositor either (i) gives Custodian a written order for a complete distribution or transfer of the Custodial Account, or (ii) removes the Custodian and appoints a successor under Section 17 below.

  Pending the adoption of any amendment necessary or desirable to conform this Custodial Account document to the requirements of any amendment to any applicable provision of the Internal Revenue Code or regulations or rulings thereunder, the Custodian and the Service Company may operate the Depositor's Custodial Account in accordance with such requirements to the extent that the Custodian and/or the Service Company deem necessary to preserve the tax benefits of the Account.

  (c) Notwithstanding the provisions of subsections (a) and (b) above, no amendment shall increase the responsibilities or duties of Custodian without its prior written consent.

  (d) This Section 13 shall not be construed to restrict the Custodian's right to substitute fee schedules in the manner provided by Section 16 below, and no such substitution shall be deemed to be an amendment of this Agreement.

  14. (a) Custodian shall terminate the Custodial Account if this Agreement is terminated or if, within 30 days (or such longer time as Custodian may agree) after resignation or removal of Custodian under Section 17, Depositor or Sponsor, as the case may be, has not appointed a successor which has accepted such appointment. Termination of the Custodial Account shall be effected by distributing all assets thereof in a single payment in cash or in kind to Depositor, subject to Custodian's right to reserve funds as provided in
Section 17.

  (b) Upon termination of the Custodial Account, this custodial account document shall have no further force and effect (except for Sections 15(f), 17(b) and (c) hereof which shall survive the termination of the Custodial Account and this document), and Custodian shall be relieved from all further liability hereunder or with respect to the Custodial Account and all assets thereof so distributed.

  15. (a) In its discretion, the Custodian may appoint one or more contractors or service providers to carry out any of its functions and may compensate them from the Custodial Account for expenses attendant to those functions. In the event of such appointment, all rights and privileges of the Custodian under this Agreement shall pass through to such contractors or service providers who shall be entitled to enforce them as if a named party.

  (b) The Service Company shall be responsible for receiving all instructions, notices, forms and remittances from Depositor and for dealing with or forwarding the same to the transfer agent for the Fund(s).

  (c) The parties do not intend to confer any fiduciary duties on Custodian or Service Company (or any other party providing services to the Custodial Account), and none shall be implied. Neither shall be liable (or assumes any responsibility) for the collection of contributions, the proper amount, time or tax treatment of any contribution to the Custodial Account or the propriety of any contributions under this Agreement, or the purpose, time, amount (including any minimum distribution amounts), tax treatment or propriety of any distribution hereunder, which matters are the sole responsibility of Depositor and Depositor's Beneficiary.

  (d) Not later than 60 days after the close of each calendar year (or after the Custodian's resignation or removal), the Custodian or Service Company shall file with Depositor a written report or reports reflecting the transactions effected by it during such period and the assets of the Custodial Account at its close. Upon the expiration of 60 days after such a report is sent to Depositor (or Beneficiary), the Custodian or Service Company shall be forever released and discharged from all liability and accountability to anyone with respect to transactions shown in or reflected by such report except with respect to any such acts or transactions as to which Depositor shall have filed written objections with the Custodian or Service Company within such 60 day period.

  (e) The Service Company shall deliver, or cause to be delivered, to Depositor all notices, prospectuses, financial statements and other reports to shareholders, proxies and proxy soliciting materials relating to the shares of the Funds(s) credited to the Custodial Account. No shares shall be voted, and no other action shall be taken pursuant to such documents, except upon receipt of adequate written instructions from Depositor.

  (f) Depositor shall always fully indemnify Service Company, Distributor, the Fund(s), Sponsor and Custodian and save them harmless from any and all liability whatsoever which may arise either (i) in connection with this Agreement and the matters which it contemplates, except that which arises directly out of the Service Company's, Distributor's, Fund's, Sponsor's or Custodian's bad faith, gross negligence or willful misconduct, (ii) with respect to making or failing to make any distribution, other than for failure to make distribution in accordance with an order therefor which is in full compliance with Section 10, or (iii) actions taken or omitted in good faith by such parties. Neither Service Company nor Custodian shall be obligated or expected to commence or defend any legal action or proceeding in connection with this Agreement or such matters unless agreed upon by that party and Depositor, and unless fully indemnified for so doing to that party's satisfaction.

  (g) The Custodian and Service Company shall each be responsible solely for performance of those duties expressly assigned to it in this Agreement, and neither assumes any responsibility as to duties assigned to anyone else hereunder or by operation of law.

  (h) The Custodian and Service Company may each conclusively rely upon and shall be protected in acting upon any written order from Depositor or Beneficiary, or any investment advisor appointed under Section 8, or any other notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed, and so long as it acts in good faith, in taking or omitting to take any other action in reliance thereon. In addition, Custodian will carry out the requirements of any apparently valid court order relating to the Custodial Account and will incur no liability or responsibility for so doing.

  16. (a) The Custodian, in consideration of its services under this Agreement, shall receive the fees specified on the applicable fee schedule. The fee schedule originally applicable shall be the one specified in the Adoption Agreement or Disclosure Statement, as applicable. The Custodian may substitute a different fee schedule at any time upon 30 days' written notice to Depositor. The Custodian shall also receive reasonable fees for any services not contemplated by any applicable fee schedule and either deemed by it to be necessary or desirable or requested by Depositor.

  (b) Any income, gift, estate and inheritance taxes and other taxes of any kind whatsoever, including transfer taxes incurred in connection with the investment or reinvestment of the assets of the Custodial Account, that may be levied or assessed in respect to such assets, and all other administrative expenses incurred by the Custodian in the performance of its duties (including fees for legal services rendered to it in connection with the Custodial Account) shall be charged to the Custodial Account. If the Custodian is required to pay any such amount, the Depositor (or Beneficiary) shall promptly upon notice thereof reimburse the Custodian.

  (c) All such fees and taxes and other administrative expenses charged to the Custodial Account shall be collected either from the amount of any contribution or distribution to or from the Account, or (at the option of the person entitled to collect such amounts) to the extent possible under the circumstances by the conversion into cash of sufficient shares of one or more Funds held in the Custodial Account (without liability for any loss incurred thereby). Notwithstanding the foregoing, the Custodian or Service Company may make demand upon the Depositor for payment of the amount of such fees, taxes and other administrative expenses. Fees which remain outstanding after 60 days may be subject to a collection charge.

  17. (a) Upon 30 days' prior written notice to the Custodian, Depositor or Sponsor, as the case may be, may remove it from its office hereunder. Such notice, to be effective, shall designate a successor custodian and shall be accompanied by the successor's written acceptance. The Custodian also may at any time resign upon 30 days' prior written notice to Sponsor, whereupon the Sponsor shall notify the Depositor (or Beneficiary) and shall appoint a successor to the Custodian. In connection with its resignation hereunder, the Custodian may, but is not required to, designate a successor custodian by written notice to the Sponsor or Depositor (or Beneficiary), and the Sponsor or Depositor (or Beneficiary) will be deemed to have consented to such successor unless the Sponsor or Depositor (or Beneficiary) designates a different successor custodian and provides written notice thereof together with such a different successor's written acceptance by such date as the Custodian specifies in its original notice to the Sponsor or Depositor (or Beneficiary) (provided that the Sponsor or Depositor (or Beneficiary) will have a minimum of 30 days to designate a different successor).

  (b) The successor custodian shall be a bank, insured credit union, or other person satisfactory to the Secretary of the Treasury under Code Section 408(a)
(2). Upon receipt by Custodian of written acceptance by its successor of such successor's appointment, Custodian shall transfer and pay over to such successor the assets of the Custodial Account and all records (or copies thereof) of Custodian pertaining thereto, provided that the successor custodian agrees not to dispose of any such records without the Custodian's consent. Custodian is authorized, however, to reserve such sum of money or property as it may deem advisable for payment of all its fees, compensation, costs, and expenses, or for payment of any other liabilities constituting a charge on or against the assets of the Custodial Account or on or against the Custodian, with any balance of such reserve remaining after the payment of all such items to be paid over to the successor custodian.

  (c) Any Custodian shall not be liable for the acts or omissions of its predecessor or its successor.

  18. References herein to the "Internal Revenue Code" or "Code" and sections thereof shall mean the same as amended from time to time, including successors to such sections.

  19. Except where otherwise specifically required in this Agreement, any notice from Custodian to any person provided for in this Agreement shall be effective if sent by first-class mail to such person at that person's last address on the Custodian's records.

  20. Depositor or Depositor's Beneficiary shall not have the right or power to anticipate any part of the Custodial Account or to sell, assign, transfer, pledge or hypothecate any part thereof. The Custodial Account shall not be liable for the debts of Depositor or Depositor's Beneficiary or subject to any seizure, attachment, execution or other legal process in respect thereof except to the extent required by law. At no time shall it be possible for any part of the assets of the Custodial Account to be used for or diverted to purposes other than for the exclusive benefit of the Depositor or his/her Beneficiary except to the extent required by law.

  21. When accepted by the Custodian, this Agreement is accepted in and shall be construed and administered in accordance with the laws of the state where the principal offices of the Custodian are located. Any action involving the Custodian brought by any other party must be brought in a state or federal court in such state.

  If in the Adoption Agreement, Depositor designates that the Custodial Account is a Regular IRA, this Agreement is intended to qualify under Code
Section 408(a) as an individual retirement Custodial Account and to entitle Depositor to the retirement savings deduction under Code Section 219 if available. If in the Adoption Agreement Depositor designates that the Custodial Account is a Roth IRA, this Agreement is intended to qualify under Code Section 408A as a Roth individual retirement Custodial Account and to entitle Depositor to the tax-free withdrawal of amounts from the Custodial Account to the extent permitted in such Code section.

  If any provision hereof is subject to more than one interpretation or any term used herein is subject to more than one construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with the intent expressed in whichever of the two preceding sentences is applicable.

  However, the Custodian shall not be responsible for whether or not such intentions are achieved through use of this Agreement, and Depositor is referred to Depositor's attorney for any such assurances.

  22. Depositor should seek advice from Depositor's attorney regarding the legal consequences (including but not limited to federal and state tax matters) of entering into this Agreement, contributing to the Custodial Account, and ordering Custodian to make distributions from the Account. Depositor acknowledges that Custodian and Service Company (and any company associated therewith) are prohibited by law from rendering such advice.

  23. If any provision of any document governing the Custodial Account provides for notice, instructions or other communications from one party to another in writing, to the extent provided for in the procedures of the Custodian, Service Company or another party, any such notice, instructions or other communications may be given by telephonic, computer, other electronic or other means, and the requirement for written notice will be deemed satisfied.

  24. The legal documents governing the Custodial Account are as follows:

    (a) If in the Adoption Agreement the Depositor designated the Custodial Account as a Regular IRA under Code Section 408(a), the provisions of Part One and Part Three of this Agreement and the provisions of the Adoption Agreement are the legal documents governing the Depositor's Custodial Account.

    (b) If in the Adoption Agreement the Depositor designated the Custodial Account as a Roth IRA under Code Section 408A, the provisions of Part Two and Part Three of this Agreement and the provisions of the Adoption Agreement are the legal documents governing the Depositor's Custodial Account.

    (c) In the Adoption Agreement the Depositor must designate the Custodian Account as either a Roth IRA or a Regular IRA, and a separate account will be established for such IRA. One Custodial Account may not serve as a Roth IRA and a Regular IRA (through the use of subaccounts or otherwise).

  25. Articles I through VII of Part One of this Agreement are in the form promulgated by the Internal Revenue Service as Form 5305-A. It is anticipated that, if and when the Internal Revenue Service promulgates changes to Form 5305-A, the Custodian will amend this Agreement correspondingly.

  Articles I through VII of Part Two of this Agreement are in the form promulgated by the Internal Revenue Service as Form 5305-RA. It is anticipated that, if and when the Internal Revenue Service promulgates changes to Form 5305-RA, the Custodian will amend this Agreement correspondingly.

  The Internal Revenue Service has endorsed the use of documentation permitting a Depositor to establish either a Regular IRA or Roth IRA (but not both using a single Adoption Agreement), and this Kit complies with the requirements of the IRS guidance for such use. If the Internal Revenue Service subsequently determines that such an approach is not permissible, or that the use of a "combined" Adoption Agreement does not establish a valid Regular IRA or a Roth IRA (as the case may be), the Custodian will furnish the Depositor with replacement documents and the Depositor will if necessary sign such replacement documents. Depositor acknowledge and agrees to such procedures and to cooperate with Custodian to preserve the intended tax treatment of the Account.

  26. If the Depositor maintains an Individual Retirement Account under Code section 408(a), Depositor may convert or transfer such other IRA to a Roth IRA under Code section 408A using the terms of this Agreement and the Adoption Agreement by completing and executing the Adoption Agreement and giving suitable directions to the Custodian and the custodian or trustee of such other IRA. Alternatively, the Depositor may convert or transfer such other IRA to a Roth IRA by use of a reply card or by telephonic, computer or electronic means in accordance with procedures adopted by the Custodian or Service Company intended to meet the requirements of Code section 408A, and the Depositor will be deemed to have executed the Adoption Agreement and adopted the provisions of this Agreement and the Adoption Agreement in accordance with such procedures.

  27. The Depositor acknowledges that he or she has received and read the current prospectus for each Fund in which his or her Account is invested and the Individual Retirement Account Disclosure Statement related to the Account. The Depositor represents under penalties of perjury that his or her Social Security number (or other Taxpayer Identification Number) as stated in the Adoption Agreement is correct.

                     STATE STREET BANK AND TRUST COMPANY
                        UNIVERSAL IRA INFORMATION KIT

INTRODUCTION
WHAT'S NEW IN THE WORLD OF IRAS?
  An Individual Retirement Account ("IRA") has always provided an attractive means to save money for the future on a tax-advantaged basis. Recent changes to Federal tax law have now made the IRA an even more flexible investment and savings vehicle. Among the new changes is the creation of the Roth Individual Retirement Account ("Roth IRA"), which will be available for use after January 1, 1998. Under a Roth IRA, the earnings and interest on an individual's nondeductible contributions grow without being taxed, and distributions may be tax-free under certain circumstances. Most taxpayers (except for those with very high income levels) will be eligible to contribute to a Roth IRA. A Roth IRA can be used instead of a Regular IRA, to replace an existing Regular IRA, or complement a Regular IRA you wish to continue maintaining.

  Taxpayers with adjusted gross income of up to $100,000 are eligible to convert existing IRAs into Roth IRAs. The details on conversion are found in the description of Roth IRAs in this booklet.

  Congress has also made significant changes to Regular IRAs. First, Congress increased the income levels at which IRA holders who participate in employer-sponsored retirement plans can make deductible Regular IRA contributions. Also the rules for deductible contributions by an IRA holder whose spouse is a participant in an employer-sponsored retirement plan have been liberalized. Second, the 10% penalty tax for premature withdrawals (before age 59 1/2) will no longer apply in the case of withdrawals to pay certain higher education expenses or certain first-time homebuyer expenses.

WHAT'S IN THIS KIT?
  In this Kit you will find detailed information about Roth IRAs and about the changes that have been made to Regular IRAs. You will also find everything you need to establish and maintain either a Regular or Roth IRA, or to convert all or part of an existing Regular IRA to a Roth IRA.

  The first section of this Kit contains the instructions and forms you will need to open a new Regular or Roth IRA, to transfer from another IRA to a State Street Bank and Trust IRA, or to convert a Regular IRA to a Roth IRA.

  The second section of this Kit contains our Universal IRA Disclosure Statement. The Disclosure Statement is divided into three parts:

  o Part One describes the basic rules and benefits which are specifically applicable to your Regular IRA.

  o Part Two describes the basic rules and benefits which are specifically applicable to your Roth IRA.

  o Part Three describes important rules and information applicable to all IRAs.

  The third section of this Kit contains the Universal IRA Custodial Agreement. The Custodial Agreement is also divided into three parts:

  o Part One contains provisions specifically applicable to Regular IRAs.

  o Part Two contains provisions specifically applicable to Roth IRAs.

  o Part Three contains provisions applicable to all IRAs (Regular and Roth).

  This Universal Individual Retirement Custodial Account Kit contains information and forms for both Regular IRAs and Roth IRAs. However, you may use the Adoption Agreement in this Kit to establish only one Regular IRA or one Roth IRA; separate Adoption Agreements must be completed if you want to establish multiple (Roth or Regular) IRA accounts.

WHAT'S THE DIFFERENCE BETWEEN A REGULAR IRA AND A ROTH IRA?
  With a Regular IRA, an individual can contribute up to $2,000 per year and may be able to deduct the contribution from taxable income, reducing income taxes. Taxes on investment growth and dividends are deferred until the money is withdrawn. Withdrawals are taxed as additional ordinary income when received. Nondeductible contributions, if any, are withdrawn tax-free. Withdrawals before age 59 1/2 are assessed a 10% penalty in addition to income tax, unless an exception applies.

  With a Roth IRA, the contribution limits are essentially the same as Regular IRAs, but there is no tax deduction for contributions. All dividends and investment growth in the account are tax-free. Most important with a Roth IRA: there is NO INCOME TAX on qualified withdrawals from your Roth IRA. Additionally, unlike a Regular IRA, there is no prohibition on making contributions to Roth IRAs after turning age 70 1/2, and there's no requirement that you begin making minimum withdrawals at that age.

  The following chart highlights some of the major differences between a Regular IRA and a Roth IRA:

-------------------------------------------------------------------------------
  CHARACTERISTICS           REGULAR IRA                          ROTH IRA
-------------------------------------------------------------------------------
ELIGIBILITY           o  Individuals (and their   o  Individuals (and their
                         spouses) who receive        spouses) who receive
                         compensation                compensation

                      o  Individuals age 70 1/2   o  Individuals age 70 1/2
                         and over MAY NOT            and over MAY
                         contribute                  contribute
-------------------------------------------------------------------------------
TAX TREATMENT OF      o  Subject to               o  No deduction permitted
CONTRIBUTIONS            limitations,                for amounts
                         contributions are           contributed
                         deductible
-------------------------------------------------------------------------------
CONTRIBUTION LIMITS   o  Individuals may            Individuals may
                         contribute up to           generally contribute
                         $2,000 annually (or        up to $2,000 (or 100%
                         100% of compensation,      of compensation, if
                         if less)                   less)

                      o  Deductibility depends      Ability to contribute
                         on income level for        phases out at income
                         individuals who are        levels of $95,000 to
                         active participants in     $110,000 (individual
                         an employer-sponsored      taxpayer) and $150,000
                         retirement plan            to $160,000 (married
                                                    taxpayers)

                                                    Overall limit for
                                                    contributions to all
                                                    IRAs (Regular and Roth
                                                    combined) is $2,000
                                                    annually (or 100% of
                                                    compensation, if less)
-------------------------------------------------------------------------------
EARNINGS              o  Earnings and interest    o  Earnings and interest
                         are not taxed when          are not taxed when
                         received by your IRA        received by your IRA
-------------------------------------------------------------------------------
ROLLOVER/CONVERSIONS  o  Individual may           o  Rollovers from other
                         rollover amounts held       Roth IRAs or Regular
                         in employer-sponsored       IRAs ONLY
                         retirement
                         arrangements (401(k),    o  Amounts rolled over
                         SEP IRA, etc.) tax          (or converted) from
                         free to Regular IRA         another Regular IRA
                                                     are subject to income
                                                     tax in the year rolled
                                                     over or converted

                                                  o  Tax on amounts rolled
                                                     over or converted in
                                                     1998 is spread over
                                                     four year period
                                                     (1998-2001)
-------------------------------------------------------------------------------
WITHDRAWALS           o  Total (principal +       o  Not taxable as long as
                         earnings) taxable as        a qualified
                         income in year              distribution-
                         withdrawn (except for       -generally, account
                         any prior non-              open for 5 years, and
                         deductible                  age 59 1/2
                         contributions)
                                                  o  Minimum withdrawals
                      o  Minimum withdrawals         NOT REQUIRED after age
                         must begin after age        70 1/2
                         70 1/2
-------------------------------------------------------------------------------

IS A ROTH OR A REGULAR IRA RIGHT FOR ME?
  We cannot act as your legal or tax advisor and so we cannot tell you which kind of IRA is right for you. The information contained in this Kit is intended to provide you with the basic information and material you will need if you decide whether a Regular or Roth IRA is better for you, or if you want to convert an existing Regular IRA to a Roth IRA. We suggest that you consult with your accountant, lawyer or other tax advisor, or with a qualified financial planner, to determine whether you should open a Regular or Roth IRA or convert any or all of an existing Regular IRA to a Roth IRA. Your tax advisor can also advise you as to the state tax consequences that may affect whether a Regular or Roth IRA is right for you.

SEPS AND SIMPLES.
  The State Street Bank Regular IRA may be used in connection with a simplified employee pension (SEP) plan maintained by your employer. To establish a Regular IRA as part of your Employer's SEP plan, complete the Adoption Agreement for a Regular IRA, indicating in the proper box that the IRA is part of a SEP plan. A Roth IRA should not be used in connection with a SEP plan.

  A Roth IRA may NOT be used as part of an employer SIMPLE IRA plan. A Regular IRA may be used, but only after an individual has been participating for two or more years (for the first two years, only a special SIMPLE IRA may be used). SIMPLE IRA plans were added by the 1996 tax law to provide an easy and inexpensive way for small employers to provide retirement benefits for their employees. If you are interested in a SIMPLE IRA plan at your place of employment, call or write to the number or address given at the end of the Disclosure Statement portion of this Kit.

OTHER POINTS TO NOTE.
  The Disclosure Statement in this Kit provides you with the basic information that you should know about State Street Bank and Trust Company Regular IRAs and Roth IRAs. The Disclosure Statement provides general information about the governing rules for these IRAs and the benefits and features offered through each type of IRA. However, the State Street Bank and Trust Company Adoption Agreement and the Custodial Agreement, are the primary documents controlling the terms and conditions of your personal State Street Bank and Trust Company Regular or Roth IRA, and these shall govern in the case of any difference with the Disclosure Statement.

  You or your when used throughout this Kit refer to the person for whom the State Street Bank and Trust Company Regular or Roth IRA is established. A Roth IRA is either a State Street Bank and Trust Company Roth IRA or any Roth IRA established by any other financial institution. A Regular IRA is any non-Roth IRA offered by State Street Bank and Trust Company or any other financial institution.

                             CENTURY SHARES TRUST

                     STATE STREET BANK AND TRUST COMPANY
              UNIVERSAL INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT

            INSTRUCTIONS FOR OPENING YOUR REGULAR IRA OR ROTH IRA

    1. Read carefully the applicable sections of the Universal IRA Disclosure Statement contained in this Kit, the Regular or Roth Individual Retirement Custodial Account document (as applicable), the Adoption Agreement, and the prospectus(es) for any Fund(s) you are considering. Consult your lawyer or other tax adviser if you have any questions about how opening a Regular IRA or Roth IRA will affect your financial and tax situation.

    This Universal Individual Retirement Custodial Account Kit contains information and forms for both Regular IRAs and Roth IRAs. However, you may use the Adoption Agreement to establish only one Regular IRA or one Roth IRA; separate Adoption Agreements must be completed if you want to establish multiple (Roth or Regular) IRA accounts.

    2.  Complete the Adoption Agreement

            Print the identifying information in Part 1 of the Adoption
        Agreement.

            For a REGULAR IRA, check the box for Part A and check the other boxes in Part A to specify the type of Regular IRA you are opening and provide the registered information.

            If this is an IRA to which you expect to make contributions each year, check Box 1 and enclose a check in the amount of your first contribution. Be sure to indicate whether this is a contribution for last year or for the current year.

            If this is a transfer directly from another IRA custodian or trustee, check Box 2. Check the appropriate box to indicate whether the funds transferred were originally from contributions to an employee qualified plan or a 403(b) arrangement, or whether any of the funds were originally from your annual contributions to the IRA. Complete and sign the Universal IRA Transfer of Assets Form.

            If this is a rollover of amounts distributed to you from another IRA or an employer qualified plan or a 403(b) arrangement, check Box
        3. Check the appropriate box to indicate whether the transfer is coming from a qualified plan or 403(b) arrangement, or an IRA that held only funds that were originally from contributions to a qualified plan or 403(b), or whether any of the funds were originally from your annual contributions to the IRA. Enclose a check for the rollover contribution amount.

            If this is a direct rollover from a qualified plan or 403(b) arrangement, check Box 4. Complete and sign the Universal IRA Transfer of Assets Form.

            Check Box 5 if applicable (for an IRA that will be used to receive employer contributions under an employer's simplified employee pension (or "SEP") plan or under a grandfathered salary reduction SEP plan (or "SARSEP")).

            For a ROTH IRA, check the box for Part B. Check the other boxes in Part B to specify the type of Roth IRA you are opening and provide the requested information.

            If this is a Roth IRA to which you expect to make contributions each year, enclose a check in the amount of your first contribution. Be sure to indicate whether this is a contribution for last year or for the current year. Only annual contributions may be accepted in an annual contribution Roth IRA account. NOTE: Roth IRAs are available starting January 1, 1998, so you cannot make a contribution for 1997.

            If you are converting an existing Regular IRA with the Bank as IRA custodian or trustee, check Box 2. Indicate your current IRA account number and how much you are converting. Conversion of an existing Regular IRA will result in inclusion of taxable amounts in the existing Regular IRA on your income tax return. NOTE: If a conversion, rollover or transfer from a Regular IRA to a Roth IRA is being made, only amounts converted, rolled over or transferred during the same tax year will be accepted in a single Roth IRA. A separate Roth IRA must be established to hold such amounts from a different tax year. Annual contributions may never be deposited in a Roth IRA holding such converted, rolled over or transferred amounts.

            If you are making a rollover or a transfer from an existing Regular IRA with a different custodian or trustee, check Box 3. A rollover or transfer from an existing Regular IRA means that the taxable amount in the existing Regular IRA will be treated as additional income on your income tax return.

            If you are making a rollover or a transfer from another Roth IRA with a different trustee or custodian, check Box 4. Put the requested information where indicated.

            -- In Part 3, indicate your investment choices.

            -- In Part 4, indicate your Primary and Alternate Beneficiaries.
               (Spousal waiver must be signed if beneficiary is other than your spouse.)

            -- Sign and date the Adoption Agreement in Part 5 at the end.

    3. If you are transferring assets from an existing IRA to this IRA, complete the Universal Transfer of Assets Form.

    4. The Custodian fees for maintaining your IRA are listed in the FEES AND EXPENSES section of Part Three of the Disclosure Statement.

    5. Check to be sure you have properly completed all necessary forms and enclosed a check for the first contribution to your Regular or Roth IRA (if applicable). Your Regular IRA or Roth IRA cannot be accepted without the properly completed documents.

    All checks should be payable to Century Shares Trust.

    Send the completed forms and checks to:

                             Century Shares Trust
                                P.O. Box 8329
                            Boston, MA 02266-8329

                             CENTURY SHARES TRUST

                     STATE STREET BANK AND TRUST COMPANY
                   INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT
                              ADOPTION AGREEMENT

    I, the person signing this Adoption Agreement (hereinafter called the "Depositor"), establish an Individual Retirement Account (IRA), which is either a Regular IRA or a Roth IRA, as indicated below, (the "Account") with State Street Bank and Trust Company as Custodian ("Bank"). A Regular IRA operates under Internal Revenue Code Section 408(a). A Roth IRA operates under Internal Revenue Code Section 408A. I agree to the terms of my Account, which are contained in the applicable provisions of the document entitled "State Street Bank and Trust Company Universal Individual Retirement Custodial Account" and this Adoption Agreement. I certify the accuracy of the information in this Adoption Agreement. My Account will be effective upon acceptance by Bank.

1.  DEPOSITOR INFORMATION

                                             [ ] [ ] [ ]-[ ] [ ]-[ ] [ ] [ ] [ ]
-----------------------------------------         Social Security Number
Print Full Name

-----------------------------------------  -------------------------------------
Address                                    Date of Birth

                                           (       )
-----------------------------------------  -------------------------------------
City         State                 Zip     Daytime Telephone No.

PART 2.  IRA ELECTION

INSTRUCTIONS: To establish a REGULAR IRA, check Box A and complete Part A. To establish a ROTH IRA, check Box B and complete Part B.
(In either case, complete Part 3 to select your investment choices, Part 4 to designate your Beneficiaries, and sign at the end of Part 5.)

[ ] A. REGULAR IRA -- By checking this box, I designate my Account as a Regular IRA under Code Section 408(a). (Complete 1, 2, 3 or 4 below to indicate the type of Regular IRA you are opening. Check box 5, if applicable.)

    1. [ ] ANNUAL CONTRIBUTIONS Current Contribution for the year     .
           Check enclosed for ______________.
           This contribution does not exceed the maximum permitted amount as described in the Regular IRA Disclosure Statement.

    2. [ ] TRANSFER
           Transfer of existing Regular IRA directly from current Custodian or Trustee. Complete the Universal IRA Transfer of Assets Form.

       [ ] The transferring IRA held annual contributions by me (or amounts transferred or rolled over from another IRA holding annual contributions).

       [ ] The transferring IRA held only amounts that were originally contributions to an employer qualified plan or 403(b) plan.

    3. [ ] ROLLOVER
           The requirements for a valid rollover are complex. See the Regular IRA Disclosure Statement for additional information and consult your tax advisor for help if needed. Check enclosed for $_________.

       [ ] Rollover of a qualifying rollover distribution to Depositor from an employer plan or 403(b) arrangement, or rollover from another Regular IRA which held only assets distributed to Depositor from an employer plan or 403(b) arrangement and to which Depositor made no direct contributions.

       [ ] Rollover of distribution to Depositor from another Regular IRA that held amounts that originated from annual contributions by the Depositor.

    4. [ ] DIRECT ROLLOVER

       [ ] Direct rollover of an eligible distribution from a qualified plan.

       [ ] Direct rollover of an eligible distribution from a 403(b) account or annuity. Direct rollovers are described in the Regular IRA Disclosure Statement.

    5. [ ] SEP Provision - check here if the Depositor intends to use this Account in connection with a SEP Plan or grandfathered SARSEP Plan established by the Depositor's employer.

[ ] B. ROTH IRA -- By checking this box, I designate my Account as a Roth IRA under Code Section 408A. (Complete 1, 2, 3 or 4 below to indicate the type of Roth IRA you are opening.)

    1. [ ] ANNUAL CONTRIBUTIONS Current Contribution for the year_____________. Check enclosed for $_____________ . This contribution does not exceed the maximum permitted amount as described in the Roth IRA Disclosure Statement.

    2. [ ] CONVERSION of existing Regular IRA with Bank as Custodian or Trustee to a Roth IRA with Bank. Current Regular IRA Account No.:
           _____________________

           Amount Converted

       [ ] All

       [ ] Part (specify how much): $_________________

    3. [ ] ROLLOVER OR TRANSFER from existing Regular IRA with a custodian or trustee other than Bank to a Roth IRA with Bank.

    4. [ ] ROLLOVER OR TRANSFER from existing Roth IRA with another custodian or trustee to a Roth IRA with Bank Date existing Roth IRA was originally opened:

Indicate whether any amount in the existing Roth IRA represents amounts converted or transferred from a Regular IRA into such other Roth IRA:

               [ ] Yes          [ ] No

If yes, date of the most recent conversion or transfer into such other Roth:
__________________________________________ Complete the Universal IRA Transfer
of Assets Form if eithe 3 or 4 is checked and the transaction is a transfer (as opposed to a rollover).

NOTE: If a conversion, rollover or transfer from a Regular IRA to a Roth IRA is being made, only amounts converted, rolled over or transferred during the same tax year will be accepted in a single Roth IRA. A separate Roth IRA must be established to hold such amounts from a different tax year. Annual contributions may not be deposited in a Roth IRA holding such converted, rolled over or transferred amounts.

------------------------------------

PART 3.  INVESTMENTS

                Invest contributions to my Account as follows:
                       CENTURY SHARES TRUST        100%

    I acknowledge that I have sole responsibility for my investment choices and that I have received a current prospectus. (Please read the prospectus before investing.)

PART 4.  DESIGNATION OF BENEFICIARY
    As Depositor, I hereby make the following designation of beneficiary in accordance with the State Street Bank and Trust Company Regular Individual Retirement Custodial Account, or Roth Individual Retirement Custodial Account:

    In the event of my death, pay any interest I may have under my Account to the following Primary Beneficiary or Beneficiaries who survive me. Make payment in the proportions specified below (or in equal proportions if no different proportions are specified). If any Primary Beneficiary predeceases me, his share is to be divided among the Primary Beneficiaries who survive me in the relative proportions assigned to each such surviving Primary Beneficiary.

PRIMARY BENEFICIARY OR BENEFICIARIES:

                NAME                       RELATIONSHIP           DATE OF BIRTH         SOCIAL SECURITY NUMBER        PROPORTION
------------------------------------  ----------------------  ----------------------  ---------------------------  ----------------

------------------------------------  ----------------------  ----------------------  ---------------------------  ----------------

------------------------------------  ----------------------  ----------------------  ---------------------------  ----------------

------------------------------------  ----------------------  ----------------------  ---------------------------  ----------------

    If none of the Primary Beneficiaries survives me, pay any interest I may have under my Account to the following Alternate Beneficiary or Beneficiaries who survive me. Make payment in the proportions specified below (or in equal proportions if no different proportions are specified). If any Alternate Beneficiary predeceases me, his share is to be divided among the Alternate Beneficiaries who survive me in the relative proportions assigned to each such surviving Alternate Beneficiary.

ALTERNATE BENEFICIARY OR BENEFICIARIES:

                NAME                       RELATIONSHIP           DATE OF BIRTH         SOCIAL SECURITY NUMBER        PROPORTION
------------------------------------  ----------------------  ----------------------  ---------------------------  ----------------

------------------------------------  ----------------------  ----------------------  ---------------------------  ----------------

------------------------------------  ----------------------  ----------------------  ---------------------------  ----------------

------------------------------------  ----------------------  ----------------------  ---------------------------  ----------------

IMPORTANT: This Designation of Beneficiary may have important tax or estate planning effects. Also, if you are married and reside in a community property or marital property state (Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington or Wisconsin), you may need to obtain your spouse's consent if you have not designated your spouse as primary beneficiary for at least half of your Account. See your lawyer or other tax professional for additional information and advice.

--------------------------------------------------------------------------------

SPOUSAL CONSENT   (This section should be reviewed if the accountholder
                  is married and designates a beneficiary other than the spouse.
                  It is the accountholder's responsibility to determine if this section applies. The accountholder may need to consult with legal counsel. Neither the Custodian nor the Sponsor are liable for any consequences resulting from a failure of the accountholder to provide proper spousal consent.)

                  I am the spouse of the above-named accountholder. I acknowledge that I have received a full and reasonable disclosure of my spouse's property and financial obligations. Due to any possible consequences of giving up my community property interest in this IRA, I have been advised to see a tax professional or legal advisor.

                  I hereby consent to the beneficiary designation(s) indicated above. I assume full responsibility for any adverse consequence that may result. No tax or legal advice was given to me by the Custodian or Sponsor.

                  -------------------------------    ---------------------------
                  SIGNATURE OF SPOUSE                DATE

                  -------------------------------    ---------------------------
                  SIGNATURE OF WITNESS FOR SPOUSE        DATE

--------------------------------------------------------------------------------

PART 5.  CERTIFICATIONS AND SIGNATURES
    If the Depositor has indicated a Regular IRA Rollover or Direct Rollover above, Depositor certifies that the contribution does not include any employee contributions to any qualified plan (other than accumulated deductible employee contributions) or 403(b) arrangement; that any assets transferred in kind by Depositor are the same assets received by the Depositor in the distribution being rolled over; if the distribution is from another Regular IRA, that Depositor has not made another rollover within the one-year period immediately preceding this rollover; that such distribution was received within 60 days of making the rollover to this Account; and that no portion of the amount rolled over is a required minimum distribution under the required distribution rules.

    If Depositor has indicated a Conversion, Transfer or a Rollover of an existing Regular IRA to a Roth IRA, Depositor acknowledges that the amount converted will be treated as taxable income (except for prior nondeductible contributions) for federal income tax purposes. If Depositor has indicated a Rollover from another Roth IRA (Item 4 of Part B above), Depositor certifies that the information given in Item 4 is correct and acknowledges that adverse tax consequences or penalties could result from giving incorrect information.

    Depositor has received and read the applicable sections of the "State Street Bank and Trust Company Universal Individual Retirement Account Disclosure Statement" relating to this Account (including the Custodian's fee schedule), the Custodial Account document, and the "Instructions" pertaining to this Adoption Agreement. Depositor acknowledges receipt of the Universal Individual Retirement Custodial Account document and Universal IRA Disclosure Statement at least 7 days before the date inscribed below and acknowledges that Depositor has no further right of revocation.

    Depositor acknowledges and understands that the beneficiaries named herein may be changed or revoked at any time by filing a new designation in writing with the Custodian. All forms must be acceptable to the Custodian and dated and signed by the Depositor.

                                          CUSTODIAN ACCEPTANCE. State Street
                                          Bank and Trust Company will accept
--------------------------------------    appointment as Custodian of the
Signature of Depositor                    Depositor's Account. However, this
                                          Agreement is not binding upon the
                                          Custodian until the Depositor has
Date                                      received a statement of the
    ----------------------------------    transaction. Receipt by the Depositor
                                          of a confirmation of the purchase of
                                          the Fund shares indicated above will
                                          serve as notification of State Street
                                          Bank and Trust Company's acceptance of
                                          appointment as Custodian of the
                                          Depositor's Account.

                                          STATE STREET BANK AND TRUST COMPANY,
                                            CUSTODIAN

                                          By
                                            ------------------------------------

                                          Date
                                              ----------------------------------

    If the Depositor is a minor under the laws of the Depositor's state of residence, a parent or guardian must also sign the Adoption Agreement here. Until the Depositor reaches the age of majority, the parent or guardian will exercise the powers and duties of the Depositor.

                                          --------------------------------------
                                          Signature of Parent or Guardian

   RETAIN A PHOTOCOPY OF THE COMPLETED ADOPTION AGREEMENT FOR YOUR RECORDS

                             CENTURY SHARES TRUST

                     STATE STREET BANK AND TRUST COMPANY
                   INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT
                    UNIVERSAL IRA TRANSFER OF ASSETS FORM

1.  NAME AND ADDRESS OF DEPOSITOR
    Name ---------------------------------------------------------------------
    Address ------------------------------------------------------------------
                 Street              City                State          Zip
    Day Telephone No. (      )         Social Security No.
                      -----------------                   --------------------
--------------------------------------------------------------------------------
2.   IDENTIFICATION OF RECEIVING ACCOUNT

    This a transfer to a State Street Bank and Trust Company
      [ ] Regular IRA*    [ ] SEP IRA*   [ ] Roth IRA**   [ ] SIMPLE IRA***

      * You may not transfer from a Roth IRA to a Regular IRA or a simplified employee pension (SEP) IRA. Transfers to a Regular IRA or SEP IRA may be made from another Regular IRA or SEP IRA, qualified employer plan, 403(b) arrangement, or a SIMPLE IRA account (but not until at least 2 years after the first contribution to your SIMPLE IRA account).

     ** Transfers to a Roth IRA are possible only from another Roth IRA or from a Regular IRA, not from other types of tax-deferred accounts. A transfer from a Regular IRA will trigger federal income tax on the taxable amount transferred from the Regular IRA.

    *** Transfers to a SIMPLE IRA may be made only from another SIMPLE IRA.
        During the first two years after a SIMPLE IRA is established, transfers may be made only to another SIMPLE IRA; after two years, transfers may be made from a SIMPLE IRA to a Regular IRA.

    If you already have a Regular IRA, SEP IRA, Roth IRA or SIMPLE IRA, indicate the Account No.--------------------.

3.   INSTRUCTIONS TO PRESENT IRA CUSTODIAN OR TRUSTEE (Completed by Depositor)

    Name of Custodian/Trustee ------------------------------------------------
    Attn: Mr./Ms. ------------------------------------------------------------
    Address ------------------------------------------------------------------
                Street            City                State          Zip

    Identification of Sending Account (including Account No.) ----------------

    Please transfer assets from the above account to State Street Bank and Trust Company. Transfer should be in cash according to the following instructions:

    [ ] Transfer the total amount     or    [ ] Transfer $---------- and retain
        in my Account                           the balance.

    Make check payable to:
        Century Shares Trust
        FBO: Shareholder name
        P.O. Box 8329
        Boston, MA 02266-8329

4. INVESTMENT INSTRUCTIONS TO STATE STREET BANK AND TRUST COMPANY (Depositor - check one box and complete if necessary)

    [ ] Invest the transferred amount in accordance with the investment instructions in the Adoption Agreement for my State Street Bank and Trust Company Individual Retirement Custodial Account.

    [ ] Invest the transferred amount as follows:
                                             CENTURY SHARES TRUST        100%

    I acknowledge that I have sole responsibility for my investment choices and that I have received a current prospectus. (Please read the prospectus before investing.)

    I understand that the requirements for a valid transfer to a Regular IRA, SEP IRA, Roth IRA or SIMPLE IRA are complex and that I have the responsibility for complying with all requirements and for the tax results of any such transfer.

5.  SIGNATURE OF DEPOSITOR
    The undersigned certifies to the present IRA custodian or trustee that the undersigned has established a successor Individual Retirement Custodial Account meeting the requirements of Internal Revenue Code Section 408(a), 408(p) or 408A (as the case may be) to which assets will be transferred, and certifies to State Street Bank and Trust Company that the IRA from which assets are being transferred meets the requirements of Internal Revenue Code
Section 408(a), 408(p) or 408A (as the case may be).

------------------------------  ----------------------------------------------
            Date                            Signature of Depositor

    SIGNATURE GUARANTEE (only if required by current Custodian or Trustee)

    Signature guaranteed by: --------------------------------------------------
                                          Name of Bank or Dealer Firm

                             --------------------------------------------------
                                         Signature of Officer and Title

    --------------------------------------------------------------------------
    ACCEPTANCE BY NEW CUSTODIAN (Completed by State Street Bank and Trust
    Company)

6. State Street Bank and Trust Company agrees to accept transfer of the above amount for deposit to the Depositor's State Street Bank and Trust Company Individual Retirement Custodial Account, and requests the liquidation and transfer of assets as indicated above.

                                       By:------------------------------------

RETAIN A PHOTOCOPY OF THE COMPLETED TRANSFER OF ASSETS FORM FOR YOUR RECORDS.

                     STATE STREET BANK AND TRUST COMPANY
                   UNIVERSAL INDIVIDUAL RETIREMENT ACCOUNT
                             DISCLOSURE STATEMENT
                    PART ONE: DESCRIPTION OF REGULAR IRAS

SPECIAL NOTE
  Part One of the Disclosure Statement describes the rules applicable to Regular IRAs beginning January 1, 1998. IRAs described in these pages are called "Regular IRAs" to distinguish them from the new "Roth IRAs" first available starting in 1998. Roth IRAs are described in Part Two of this Disclosure Statement.

  For Regular IRA contributions for 1997 (including contributions made up to April 15, 1998 but designated as contributions for 1997), there are different rules for determining the deductibility of your contribution on your federal tax return. For contributions for 1997, the "active participant" limits on deductibility (described below) apply if either spouse is an active participant in an employer-sponsored plan. Also, the adjusted gross income ("AGI") levels for partially deductible or nondeductible Regular IRA contributions (described below) are lower for 1997 ($25,000 for single taxpayers, with no deduction if your AGI is above $35,000; and $40,000 for married taxpayers filing jointly, with no deduction if your AGI is above $50,000). Also, the exceptions to the 10% early withdrawal penalty for withdrawals to pay certain higher education or first-time homebuyer expenses do not apply to withdrawals in 1997.

  This Part One of the Disclosure Statement describes Regular IRAs. It does not describe Roth IRAs, a new type of IRA available starting in 1998. Contributions to a Roth IRA are not deductible (regardless of your AGI), but withdrawals that meet certain requirements are not subject to federal income tax, so that dividends and investment growth on amounts held in the Roth IRA can escape federal income tax. Please see Part Two of this Disclosure Statement if you are interested in learning more about Roth IRAs.

  Regular IRAs described in this Disclosure Statement may be used as part of a simplified employee pension (SEP) plan maintained by your employer. Under a SEP your employer may make contributions to your Regular IRA, and these contributions may exceed the normal limits on Regular IRA contributions. This Disclosure Statement does not describe IRAs established in connection with a SIMPLE IRA program maintained by your employer. Employers provide special explanatory materials for accounts established as part of a SIMPLE IRA program. Regular IRAs may be used in connection with a SIMPLE IRA program, but for the first two years of participation a special SIMPLE IRA (not a Regular
IRA) is required.

YOUR REGULAR IRA
  This Part One contains information about your Regular Individual Retirement Custodial Account with State Street Bank and Trust Company as Custodian. A Regular IRA gives you several tax benefits. Earnings on the assets held in your Regular IRA are not subject to federal income tax until withdrawn by you. You may be able to deduct all or part of your Regular IRA contribution on your federal income tax return. State income tax treatment of your Regular IRA may differ from federal treatment; ask your state tax department or your personal tax advisor for details.

  Be sure to read Part Three of this Disclosure Statement for important additional information, including information on how to revoke your Regular IRA, investments and prohibited transactions, fees and expenses, and certain tax requirements.

ELIGIBILITY

WHAT ARE THE ELIGIBILITY REQUIREMENTS FOR A REGULAR IRA?
  You are eligible to establish and contribute to a Regular IRA for a year if:

  -- You received compensation (or earned income if you are self employed) during the year for personal services you rendered. If you received taxable alimony, this is treated like compensation for IRA purposes.

  -- You did not reach age 70 1/2 during the year.

CAN I CONTRIBUTE TO A REGULAR IRA FOR MY SPOUSE?
  For each year before the year when your spouse attains age 70 1/2, you can contribute to a separate Regular IRA for your spouse, regardless of whether your spouse had any compensation or earned income in that year. This is called a "spousal IRA." To make a contribution to a Regular IRA for your spouse, you must file a joint tax return for the year with your spouse. For a spousal IRA, your spouse must set up a different Regular IRA, separate from yours, to which you contribute.

CONTRIBUTIONS
WHEN CAN I MAKE CONTRIBUTIONS TO A REGULAR IRA?
  You may make a contribution to your existing Regular IRA or establish a new Regular IRA for a taxable year by the due date (not including any extensions) for your federal income tax return for the year. Usually this is April 15 of the following year.

HOW MUCH CAN I CONTRIBUTE TO MY REGULAR IRA?
  For each year when you are eligible (see above), you can contribute up to the lesser of $2,000 or 100% of your compensation (or earned income, if you are self-employed). However, under the tax laws, all or a portion of your contribution may not be deductible.

  If you and your spouse have spousal Regular IRAs, each spouse may contribute up to $2,000 to his or her IRA for a year as long as the combined compensation of both spouses for the year (as shown on your joint income tax return) is at least $4,000. If the combined compensation of both spouses is less than $4,000, the spouse with the higher amount of compensation may contribute up to that spouse's compensation amount, or $2,000 if less. The spouse with the lower compensation amount may contribute any amount up to that spouse's compensation plus any excess of the other spouse's compensation over the other spouse's IRA contribution. However, the maximum contribution to either spouse's Regular IRA is $2,000 for the year.

  If you (or your spouse) establish a new Roth IRA and make contributions to both your Regular IRA and a Roth IRA, the combined limit on contributions to both your (or your spouse's) Regular IRA and Roth IRA for a single calendar year is $2,000.

HOW DO I KNOW IF MY CONTRIBUTION IS TAX DEDUCTIBLE?
  The deductibility of your contribution depends upon whether you are an active participant in any employer-sponsored retirement plan. If you are not an active participant, the entire contribution to your Regular IRA is deductible.

  If you are an active participant in an employer-sponsored plan, your Regular IRA contribution may still be completely or partly deductible on your tax return. This depends on the amount of your income (see below).

  Similarly, the deductibility of a contribution to a Regular IRA for your spouse depends upon whether your spouse is an active participant in any employer-sponsored retirement plan. If your spouse is not an active participant, the contribution to your spouse's Regular IRA will be deductible. If your spouse is an active participant, the Regular IRA contribution will be completely, partly or not deductible depending upon your combined income.

  An exception to the preceding rules applies to high-income married taxpayers, where one spouse is an active participant in an employer-sponsored retirement plan and the other spouse is not. A contribution to the non-active participant spouse's Regular IRA will be only partly deductible at an adjusted gross income level on the joint tax return of $150,000, and the deductibility will be phased out as described below over the next $10,000 so that there will be no deduction at all with an adjusted gross income level of $160,000 or higher.

HOW DO I DETERMINE MY OR MY SPOUSE'S "ACTIVE
PARTICIPANT" STATUS?
  Your (or your spouse's) Form W-2 should indicate if you (or your spouse) were an active participant in an employer-sponsored retirement plan for a year. If you have a question, you should ask your employer or the plan administrator.

  In addition, regardless of income level, your spouse's "active participant" status will not affect the deductibility of your contributions to your Regular IRA if you and your spouse file separate tax returns for the taxable year and you lived apart at all times during the taxable year.

WHAT ARE THE DEDUCTION RESTRICTIONS FOR ACTIVE PARTICIPANTS?
  If you (or your spouse) are an active participant in an employer plan during a year, the contribution to your Regular IRA (or your spouse's Regular IRA) may be completely, partly or not deductible depending upon your filing status and your amount of adjusted gross income ("AGI"). If AGI is any amount up to the lower limit, the contribution is deductible. If your AGI falls between the lower limit and the upper limit, the contribution is partly deductible. If your AGI falls above the upper limit, the contribution is not deductible.

                                                               FOR ACTIVE PARTICIPANTS -- 1998
                         ---------------------------------------------------------------------------------------------------------
                                  IF YOU ARE                               IF YOU ARE                     THEN YOUR REGULAR
                                    SINGLE                           MARRIED FILING JOINTLY              IRA CONTRIBUTION IS
                         ---------------------------------------------------------------------------------------------------------

                         ---------------------------------------------------------------------------------------------------------
                               Up to Lower Limit                        Up to Lower Limit                 FULLY DEDUCTIBLE
                              ($30,000 for 1998)                       ($50,000 for 1998)
                         ---------------------------------------------------------------------------------------------------------
     ADJUSTED                More than Lower Limit                    More than Lower Limit               PARTLY DEDUCTIBLE
       GROSS                     but less than                            but less than
   INCOME (AGI)                   Upper Limit                              Upper Limit
       LEVEL                  ($40,000 for 1998)                       ($60,000 for 1998)
                         ---------------------------------------------------------------------------------------------------------
                              Upper Limit or more                      Upper Limit or more                 NOT DEDUCTIBLE
                         ---------------------------------------------------------------------------------------------------------

    The Lower Limit and the Upper Limit will change for 1999 and later years. The Lower Limit and Upper Limit for these years are as follows (note: if you are married but filing a separate return, your Lower Limit is always zero and your Upper Limit is always $10,000). Substitute the correct Lower Limit and Upper Limit on the table above for determining deductibility in any particular year.

                       TABLE OF LOWER AND UPPER LIMITS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    MARRIED
         YEAR                            SINGLE                                 FILING JOINTLY
-----------------------------------------------------------------------------------------------------------------------------------
                           LOWER LIMIT           UPPER LIMIT           LOWER LIMIT           UPPER LIMIT
-----------------------------------------------------------------------------------------------------------------------------------
    1999                     $31,000               $41,000               $51,000               $61,000
    2000                     $32,000               $42,000               $52,000               $62,000
    2001                     $33,000               $43,000               $53,000               $63,000
    2002                     $34,000               $44,000               $54,000               $64,000
    2003                     $40,000               $50,000               $60,000               $70,000
    2004                     $45,000               $55,000               $65,000               $75,000
    2005                     $50,000               $60,000               $70,000               $80,000
    2006                     $50,000               $60,000               $75,000               $85,000
    2007 and later           $50,000               $60,000               $80,000              $100,000
-----------------------------------------------------------------------------------------------------------------------------------

HOW DO I CALCULATE MY DEDUCTION IF I FALL IN THE "PARTLY
DEDUCTIBLE" RANGE?
  If your AGI falls in the partly deductible range, you must calculate the portion of your contribution that is deductible. To do this, multiply your contribution by a fraction. The numerator is the amount by which your AGI exceeds the lower limit (for 1998: $30,000 if single, or $50,000 if married filing jointly). The denominator is $10,000 (note that the denominator for married joint filers is $20,000 starting in 2007). Subtract this from your contribution and then round down to the nearest $10. The deductible amount is the greater of the amount calculated or $200 (provided you contributed at least $200). If your contribution was less than $200, then the entire contribution is deductible.

  For example, assume that you make a $2,000 contribution to your Regular IRA in 1998, a year in which you are an active participant in your employer's retirement plan. Also assume that your AGI is $57,555 and you are married, filing jointly. You would calculate the deductible portion of your contribution this way:

  1. The amount by which your AGI exceeds the lower limit of the partly-deductible range:

                         ($57,555 - $50,000) = $7,555

                                   $ 7,555
  2. Divide this by $10,000:       -------   = 0.7555
                                   $10,000

  3. Multiply this by your contribution limit:

                           0.7555 X $2,000 = $1,511

  4. Subtract this from your contribution:

                           ($2,000 - $1,551) = $489

  5. Round this down to the nearest $10: = $480

  6. Your deductible contribution is the greater of this amount or $200.

    Even though part or all of your contribution is not deductible, you may still contribute to your Regular IRA (and your spouse may contribute to your spouse's Regular IRA) up to the limit on contributions. When you file your tax return for the year, you must designate the amount of non-deductible contributions to your Regular IRA for the year. See IRS Form 8606.

HOW DO I DETERMINE MY AGI?
  AGI is your gross income minus those deductions which are available to all taxpayers even if they don't itemize. Instructions to calculate your AGI are provided with your income tax Form 1040 or 1040A.

WHAT HAPPENS IF I CONTRIBUTE MORE THAN ALLOWED TO MY
REGULAR IRA?
  The maximum contribution you can make to a Regular IRA generally is $2,000 or 100% of compensation or earned income, whichever is less. Any amount contributed to the IRA above the maximum is considered an "excess contribution." The excess is calculated using your contribution limit, not the deductible limit. An excess contribution is subject to excise tax of 6% for each year it remains in the IRA.

HOW CAN I CORRECT AN EXCESS CONTRIBUTION?
  Excess contributions may be corrected without paying a 6% penalty. To do so, you must withdraw the excess and any earnings on the excess before the due date (including extensions) for filing your federal income tax return for the year for which you made the excess contribution. A deduction should not be taken for any excess contribution. Earnings on the amount withdrawn must also be withdrawn. The earnings must be included in your income for the tax year for which the contribution was made and may be subject to a 10% premature withdrawal tax if you have not reached age 59 1/2.

WHAT HAPPENS IF I DON'T CORRECT THE EXCESS CONTRIBUTION BY THE TAX RETURN DUE DATE?
  Any excess contribution withdrawn after the tax return due date (including any extensions) for the year for which the contribution was made will be subject to the 6% excise tax. There will be an additional 6% excise tax for each year the excess remains in your account.

  Under limited circumstances, you may correct an excess contribution after tax filing time by withdrawing the excess contribution (leaving the earnings in the account). This withdrawal will not be includable in income nor will it be subject to any premature withdrawal penalty if (1) your contributions to all Regular IRAs do not exceed $2,000 and (2) you did not take a deduction for the excess amount (or you file an amended return (Form 1040X) which removes the excess deduction).

HOW ARE EXCESS CONTRIBUTIONS TREATED IF NONE OF THE PRECEDING RULES APPLY?
  Unless an excess contribution qualifies for the special treatment outlined above, the excess contribution and any earnings on it withdrawn after tax filing time will be includable in taxable income and may be subject to a 10% premature withdrawal penalty. No deduction will be allowed for the excess contribution for the year in which it is made.

  Excess contributions may be corrected in a subsequent year to the extent that you contribute less than your maximum amount. As the prior excess contribution is reduced or eliminated, the 6% excise tax will become correspondingly reduced or eliminated for subsequent tax years. Also, you may be able to take an income tax deduction for the amount of excess that was reduced or eliminated, depending on whether you would be able to take a deduction if you had instead contributed the same amount.

ARE THE EARNINGS ON MY REGULAR IRA FUNDS TAXED?
  Any dividends on or growth of the investments held in your Regular IRA are generally exempt from federal income taxes and will not be taxed until withdrawn by you, unless the tax exempt status of your Regular IRA is revoked (this is described in Part Three of this Disclosure Statement).

TRANSFERS/ROLLOVERS
CAN I TRANSFER OR ROLL OVER A DISTRIBUTION I RECEIVE FROM MY EMPLOYER'S RETIREMENT PLAN INTO A REGULAR IRA?
  Almost all distributions from employer plans or 403(b) arrangements (for employees of tax-exempt employers) are eligible for rollover to a Regular IRA. The main exceptions are

  o payments over the lifetime or life expectancy of the participant (or participant and a designated beneficiary),

  o installment payments for a period of 10 years or more,

  o required distributions (generally the rules require distributions starting at age 70 1/2 or for certain employees starting at retirement, if later), and

  o payments of employee after-tax contributions.

    If you are eligible to receive a distribution from a tax qualified retirement plan as a result of, for example, termination of employment, plan discontinuance, or retirement, all or part of the distribution may be transferred directly into your Regular IRA. This is a called a "direct rollover." Or, you may receive the distribution and make a regular rollover to your Regular IRA within 60 days. By making a direct rollover or a regular rollover, you can defer income taxes on the amount rolled over until you subsequently make withdrawals from your IRA.

  The maximum amount you may roll over is the amount of employer contributions and earnings distributed. You may not roll over any after-tax employee contributions you made to the employer retirement plan. If you are over age 70 1/2 and are required to take minimum distributions under the tax laws, you may not roll over any amount required to be distributed to you under the minimum distribution rules. Also, if you are receiving periodic payments over your or your and your designated beneficiary's life expectancy or for a period of at least 10 years, you may not roll over these payments. A rollover to a regular IRA must be completed within 60 days after the distribution from the employer retirement plan to be valid.

  NOTE: A qualified plan administrator or 403(b) sponsor MUST WITHHOLD 20% OF YOUR DISTRIBUTION for federal income taxes UNLESS you elect a direct rollover. Your plan or 403(b) sponsor is required to provide you with information about direct and traditional rollovers and withholding taxes before you receive your distribution and must comply with your directions to make a direct rollover.

  The rules governing rollovers are complicated. Be sure to consult your tax advisor or the IRS if you have a question about rollovers.

ONCE I HAVE ROLLED OVER A PLAN DISTRIBUTION INTO A REGULAR IRA, CAN I SUBSEQUENTLY ROLL OVER INTO ANOTHER EMPLOYER'S QUALIFIED RETIREMENT PLAN?
  Yes. Part or all of an eligible distribution received from a qualified plan may be transferred from the Regular IRA holding it to another qualified plan. However, the IRA must have no assets other than those which were previously distributed to you from the qualified plan. Specifically, the IRA cannot contain any contributions by you (or your spouse). Also, the new qualified plan must accept rollovers. Similar rules apply to Regular IRAs established with rollovers from 403(b) arrangements.

CAN I MAKE A TRADITIONAL ROLLOVER FROM MY REGULAR IRA TO ANOTHER REGULAR IRA?
  You may make a rollover from one Regular IRA to another Regular IRA you have or you establish to receive the rollover. Such a rollover must be completed within 60 days after the withdrawal from your first Regular IRA. After making a traditional rollover from one Regular IRA to another, you must wait a full year (365 days) before you can make another such rollover. (However, you can instruct a Regular IRA custodian to transfer amounts directly to another Regular IRA custodian; such a direct transfer does not count as a rollover.)

WHAT HAPPENS IF I COMBINE ROLLOVER CONTRIBUTIONS WITH MY NORMAL CONTRIBUTIONS IN ONE IRA?
  If you wish to make both a normal annual contribution and a rollover contribution, you may wish to open two separate Regular IRAs by completing two Adoption Agreements and two sets of forms. You should consult a tax advisor before making your annual contribution to the IRA you established with rollover contributions (or make a rollover contribution to the IRA to which you make your annual contributions). This is because combining your annual contributions and rollover contributions originating from an employer plan distribution would prohibit the future rollover out of the IRA into another qualified plan. If despite this, you still wish to combine a rollover contribution and the IRA holding your annual contributions, you should establish the account as a Regular IRA on the Adoption Agreement (not a Rollover IRA or Direct Rollover IRA) and make the contributions to that account.

HOW DO ROLLOVERS AFFECT MY CONTRIBUTION OR DEDUCTION LIMITS?
  Rollover contributions, if properly made, do not count toward the maximum contribution. Also, rollovers are not deductible and they do not affect your deduction limits as described above.

WHAT ABOUT CONVERTING MY REGULAR IRA TO A ROTH IRA?
  The rules for converting a Regular IRA to a new Roth IRA, or making a rollover from a Regular IRA to a new Roth IRA, are described in Part Two.

WITHDRAWALS
WHEN CAN I MAKE WITHDRAWALS FROM MY REGULAR IRA?
  You may withdraw from your Regular IRA at any time. However, withdrawals before age 59 1/2 may be subject to a 10% penalty tax in addition to regular income taxes (see below).

WHEN MUST I START MAKING WITHDRAWALS?
  If you have not withdrawn your entire IRA by the April 1 following the year in which you reach 70 1/2, you must make minimum withdrawals in order to avoid penalty taxes. The rule allowing certain employees to postpone distributions from an employer qualified plan until actual retirement (even if this is after age 70 1/2) does not apply to Regular IRAs.

  The minimum withdrawal amount is determined by dividing the balance in your Regular IRA (or IRAs) by your life expectancy or the combined life expectancy of you and your designated beneficiary. The minimum withdrawal rules are complex. Consult your tax advisor for assistance.

  The penalty tax is 50% of the difference between the minimum withdrawal amount and your actual withdrawals during a year. The IRS may waive or reduce the penalty tax if you can show that your failure to make the required minimum withdrawals was due to reasonable cause and you are taking reasonable steps to remedy the problem.

HOW ARE WITHDRAWALS FROM MY REGULAR IRA TAXED?
  Amounts withdrawn by you are includable in your gross income in the taxable year that you receive them, and are taxable as ordinary income. Lump sum withdrawals from a Regular IRA are not eligible for averaging treatment currently available to certain lump sum distributions from qualified employer retirement plans.

  Since the purpose of a Regular IRA is to accumulate funds for retirement, your receipt or use of any portion of your Regular IRA before you attain age 59 1/2 generally will be considered as an early withdrawal and subject to a 10% penalty tax.

  The 10% penalty tax for early withdrawal will not apply if:

  -- The distribution was a result of your death or disability.

  -- The purpose of the withdrawal is to pay certain higher education expenses for yourself or your spouse, child, or grandchild. Qualifying expenses include tuition, fees, books, supplies and equipment required for attendance at a post-secondary educational institution. Room and board expenses may qualify if the student is attending at least half-time.

  -- The withdrawal is used to pay eligible first-time homebuyer expenses.
     These are the costs of purchasing, building or rebuilding a principal residence (including customary settlement, financing or closing costs). The purchaser may be you, your spouse, or a child, grandchild, parent or grandparent of you or your spouse. An individual is considered a "first-time homebuyer" if the individual (or the individual's spouse, if married) did not have an ownership interest in a principal residence during the two-year period immediately preceding the acquisition in question. The withdrawal must be used for eligible expenses within 120 days after the withdrawal. (If there is an unexpected delay, or cancellation of the home acquisition, a withdrawal may be redeposited as a rollover).

    There is a lifetime limit on eligible first-time homebuyer expenses of $10,000 per individual.

  -- The distribution is one of a scheduled series of substantially equal periodic payments for your life or life expectancy (or the joint lives or life expectancies of you and your beneficiary).

    If there is an adjustment to the scheduled series of payments, the 10% penalty tax may apply. The 10% penalty will not apply if you make no change in the series of payments until the end of five years or until you reach age 59 1/2, whichever is later. If you make a change before then, the penalty will apply. For example, if you begin receiving payments at age 50 under a withdrawal program providing for substantially equal payments over your life expectancy, and at age 58 you elect to receive the remaining amount in your Regular IRA in a lump-sum, the 10% penalty tax will apply to the lump sum and to the amounts previously paid to you before age 59 1/2.

  -- The distribution does not exceed the amount of your deductible medical expenses for the year (generally speaking, medical expenses paid during a year are deductible if they are greater than 7 1/2% of your adjusted gross income for that year).

  -- The distribution does not exceed the amount you paid for health insurance coverage for yourself, your spouse and dependents. This exception applies only if you have been unemployed and received federal or state unemployment compensation payments for at least 12 weeks; this exception applies to distributions during the year in which you received the unemployment compensation and during the following year, but not to any distributions received after you have been reemployed for at least 60 days.

HOW ARE NONDEDUCTIBLE CONTRIBUTIONS TAXED WHEN THEY ARE WITHDRAWN?
  A withdrawal of nondeductible contributions (not including earnings) will be tax-free. However, if you made both deductible and nondeductible contributions to your Regular IRA, then each distribution will be treated as partly a return of your nondeductible contributions (not taxable) and partly a distribution of deductible contributions and earnings (taxable). The nontaxable amount is the portion of the amount withdrawn which bears the same ratio as your total nondeductible Regular IRA contributions bear to the total balance of all your Regular IRAs (including rollover IRAs and SEPs, but not including Roth IRAs).

  For example, assume that you made the following Regular IRA contributions:

            Year                   Deductible            Nondeductible
            ----                   ----------            -------------
            1995                     $2,000
            1996                     $2,000
            1997                     $1,000                  $1,000
            1998                                             $1,000
                                     ------                  ------
                                     $5,000                  $2,000

  In addition assume that your Regular IRA has total investment earnings through 1998 of $1,000. During 1998 you withdraw $500. Your total account balance as of 12-31-98 is $7,500 as shown below.

  Deductible Contributions                                            $5,000
  Nondeductible Contributions                                         $2,000
  Earnings On IRA                                                     $1,000
  Less 1998 Withdrawal                                                $  500
                                                                      ------
  Total Account Balance as of 12/31/98                                $7,500

  To determine the nontaxable portion of your 1998 withdrawal, the total 1998 withdrawal ($500) must be multiplied by a fraction. The numerator of the fraction is the total of all nondeductible contributions remaining in the account before the 1998 withdrawal ($2,000). The denominator is the total account balance as of 12-31-98 ($7,500) plus the 1998 withdrawal ($500) or $8,000. The calculation is:

      Total Remaining
  Nondeductible Contributions                          $2,000
     Total Account Balance                             ------ X $500 = $ 125
                                                       $8,000

  Thus, $125 of the $500 withdrawal in 1998 will not be included in your taxable income. The remaining $375 will be taxable for 1998. In addition, for future calculations the remaining nondeductible contribution total will be $2,000 minus $125, or $1,875.

  A loss in your Regular IRA investment may be deductible. You should consult your tax advisor for further details on the appropriate calculation for this deduction if applicable.

IS THERE A PENALTY TAX ON CERTAIN LARGE WITHDRAWALS OR ACCUMULATIONS IN MY
IRA?
  Earlier tax laws imposed a "success" penalty equal to 15% of withdrawals from all retirement accounts (including IRAs, 401(k) or other employer retirement plans, 403(b) arrangements and others) in a year exceeding a specified amount (initially $150,000 per year). Also, there was a 15% estate tax penalty on excess accumulations remaining in IRAs and other tax-favored arrangements upon your death. These 15% penalty taxes have been repealed.

IMPORTANT: Please see Part Three which contains important information applicable to ALL State Street Bank and Trust Company IRAs.

                      PART TWO: DESCRIPTION OF ROTH IRAS

SPECIAL NOTE
  Part Two of the Disclosure Statement describes the rules generally applicable to Roth IRAs beginning January 1, 1998.

  Roth IRAs are a new kind of IRA available for the first time in 1998. Contributions to a Roth IRA for 1997 are not permitted. Contributions to a Roth IRA are not tax-deductible, but withdrawals that meet certain requirements are not subject to federal income taxes. This makes the dividends on and growth of the investments held in your Roth IRA tax-free for federal income tax purposes if the requirements are met.

  Regular IRAs, which have existed since 1975, are still available. Contributions to a Regular IRA may be tax-deductible. Earnings and gains on amounts while held in a Regular IRA are tax-deferred. Withdrawals are subject to federal income tax (except for prior after-tax contributions which may be recovered without additional federal income tax).

  This Part Two does not describe Regular IRAs. If you wish to review information about Regular IRAs, please see Part One of this Disclosure Statement.

  This Disclosure Statement also does not describe IRAs established in connection with a SIMPLE IRA program or a Simplified Employee Pension (SEP) plan maintained by your employer. Roth IRAs may not be used in connection with a SIMPLE IRA program or a SEP plan.

YOUR ROTH IRA
  Your Roth IRA gives you several tax benefits. While contributions to a Roth IRA are not deductible, dividends on and growth of the assets held in your Roth IRA are not subject to federal income tax. Withdrawals by you from your Roth IRA are excluded from your income for federal income tax purposes if certain requirements (described below) are met. State income tax treatment of your Roth IRA may differ from federal treatment; ask your state tax department or your personal tax advisor for details.

  Be sure to read Part Three of this Disclosure Statement for important additional information, including information on how to revoke your Roth IRA, investments and prohibited transactions, fees and expenses and certain tax requirements.

ELIGIBILITY
WHAT ARE THE ELIGIBILITY REQUIREMENTS FOR A ROTH IRA?
  Starting with 1998, you are eligible to establish and contribute to a Roth IRA for a year if you received compensation (or earned income if you are self employed) during the year for personal services you rendered. If you received taxable alimony, this is treated like compensation for IRA purposes.

  In contrast to a Regular IRA, with a Roth IRA you may continue making contributions after you reach age 70 1/2.

CAN I CONTRIBUTE TO ROTH IRA FOR MY SPOUSE?
  Starting with 1998, if you meet the eligibility requirements you can not only contribute to your own Roth IRA, but also to a separate Roth IRA for your spouse out of your compensation or earned income, regardless of whether your spouse had any compensation or earned income in that year. This is called a "spousal Roth IRA." To make a contribution to a Roth IRA for your spouse, you must file a joint tax return for the year with your spouse. For a spousal Roth IRA, your spouse must set up a different Roth IRA, separate from yours, to which you contribute.

  Of course, if your spouse has compensation or earned income, your spouse can establish his or her own Roth IRA and make contributions to it in accordance with the rules and limits described in this Part Two of the Disclosure Statement.

CONTRIBUTIONS
WHEN CAN I MAKE CONTRIBUTIONS TO A ROTH IRA?
  You may make a contribution to your Roth IRA or establish a new Roth IRA for a taxable year by the due date (not including any extensions) for your federal income tax return for the year. Usually this is April 15 of the following year. For example, you will have until April 15, 1999 to establish and make a contribution to a Roth IRA for 1998.

  Caution: Since Roth IRAs are available starting January 1, 1998, you may not make a contribution by April 15, 1998 to a Roth IRA for 1997.

HOW MUCH CAN I CONTRIBUTE TO MY ROTH IRA?
  For each year when you are eligible (see above), you can contribute up to the lesser of $2,000 or 100% of your compensation (or earned income, if you are self-employed).

  Annual contributions may be made only to a Roth IRA annual contribution account which does not contain converted or transferred funds from a Regular IRA.

  Your Roth IRA limit is reduced by any contributions for the same year to a Regular IRA. For example, assuming you have at least $2,000 in compensation or earned income, if you contribute $500 to your Regular IRA for 1998, your maximum Roth IRA contribution for 1998 will be $1,500.

  If you and your spouse have spousal Roth IRAs, each spouse may contribute up to $2,000 to his or her Roth IRA for a year as long as the combined compensation of both spouses for the year (as shown on your joint income tax return) is at least $4,000. If the combined compensation of both spouses is less than $4,000, the spouse with the higher amount of compensation may contribute up to that spouse's compensation amount, or $2,000 if less. The spouse with the lower compensation amount may contribute any amount up to that spouse's compensation plus any excess the other spouse's compensation over the other spouse's Roth IRA contribution. However, the maximum contribution to either spouse's Roth IRA is $2,000 for the year.

  As noted above, the spousal Roth IRA limits are reduced by any contributions for the same calendar year to a Regular IRA maintained by you or your spouse.

  For taxpayers with high income levels, the contribution limits may be reduced (see below).

ARE CONTRIBUTIONS TO A ROTH IRA TAX DEDUCTIBLE?
  Contributions to a Roth IRA are not deductible. This is a major difference between Roth IRAs and Regular IRAs. Contributions to a Regular IRA may be deductible on your federal income tax return depending on whether or not you are an active participant in an employer-sponsored plan and on your income level.

ARE THE EARNINGS ON MY ROTH IRA FUNDS TAXED?
  Any dividends on or growth of investments held in your Roth IRA are generally exempt from federal income taxes and will not be taxed until withdrawn by you, unless the tax exempt status of your Roth IRA is revoked. If the withdrawal qualifies as a tax-free withdrawal (see below), amounts reflecting earnings or growth of assets in your Roth IRA will not be subject to federal income tax.

WHICH IS BETTER, A ROTH IRA OR A REGULAR IRA?
  This will depend upon your individual situation. A Roth IRA may be better if you are an active participant in an employer-sponsored plan and your adjusted gross income is too high to make a deductible IRA contribution (but not too high to make a Roth IRA contribution). Also, the benefits of a Roth IRA vs. a Regular IRA may depend upon a number of other factors including: your current income tax bracket vs. your expected income tax bracket when you make withdrawals from your IRA, whether you expect to be able to make nontaxable withdrawals from your Roth IRA (see below), how long you expect to leave your contributions in the IRA, how much you expect the IRA to earn in the meantime, and possible future tax law changes.

  Consult a qualified tax or financial advisor for assistance on this question.

ARE THERE ANY RESTRICTIONS ON CONTRIBUTIONS TO MY ROTH IRA?
  Taxpayers with very high income levels may not be able to contribute to a Roth IRA at all, or their contribution may be limited to an amount less than $2,000. This depends upon your filing status and the amount of your adjusted gross income (AGI). The following table shows how the contribution limits are restricted:

                                                                  ROTH IRA CONTRIBUTION LIMITS
                     ------------------------------------------------------------------------------------------------------
                                   IF YOU ARE                               IF YOU ARE                         THEN YOU
                                 SINGLE TAXPAYER                      MARRIED FILING JOINTLY                   MAY MAKE
                     ------------------------------------------------------------------------------------------------------

                     ------------------------------------------------------------------------------------------------------
                                  Up to $95,000                           Up to $150,000                   Full Contribution
                     ------------------------------------------------------------------------------------------------------
      ADJUSTED                  More than $95,000                       More than $150,000               Reduced Contribution
       GROSS                 but less than $110,000                   but less than $160,000            (see explanation below)
    INCOME (AGI)
       LEVEL
                     ------------------------------------------------------------------------------------------------------
                                 $110,000 and up                          $160,000 and up               Zero (No Contribution)
                     ------------------------------------------------------------------------------------------------------

  NOTE: If you are a married taxpayer filing separately, your maximum Roth IRA contribution limit phases out over the first $15,000 of adjusted gross income. If your AGI is $15,000 or more you may not contribute to a Roth IRA for the year. (Note: Pending legislation in Congress may reduce this number from $15,000 to $10,000. Consult your tax advisor or the IRS for the latest developments.)

HOW DO I CALCULATE MY LIMIT IF I FALL IN THE "REDUCED
CONTRIBUTION" RANGE?
  If your AGI falls in the reduced contribution range, you must calculate your contribution limit. To do this, multiply your normal contribution limit ($2,000 or your compensation if less) by a fraction. The numerator is the amount by which your AGI exceeds the lower limit of the reduced contribution range ($95,000 if single, or $150,000 if married filing jointly). The denominator is $15,000 (single taxpayers) or $10,000 (married filing jointly). Subtract this from your normal limit and then round down to the nearest $10. The contribution limit is the greater of the amount calculated or $200.

  For example, assume that your AGI for the year is $157,555 and you are married, filing jointly. You would calculate your Roth IRA contribution limit this way:

  1. The amount by which your AGI exceeds the lower limit of the reduced contribution deductible range:

                        ($157,555 - $150,000) = $7,555

                                   $ 7,555
  2. Divide this by $10,000:       -------    = 0.7555
                                   $10,000

  3. Multiply this by $2,000 (or your compensation for the year, if less):
                           0.7555 X $2,000 = $1,511

  4. Subtract this from your $2,000 limit:

                           ($2,000 - $1,551) = $489

  5. Round this down to the nearest $10: = $480

  6. Your contribution limit is the greater of this amount or $200.

  Remember, your Roth IRA contribution limit of $2,000 is reduced by any contributions for the same year to a Regular IRA. If you fall in the reduced contribution range, the reduction formula applies to the Roth IRA contribution limit left after subtracting your contribution for the year to a Regular IRA.

HOW DO I DETERMINE MY AGI?
  AGI is your gross income minus those deductions which are available to all taxpayers even if they don't itemize. Instructions to calculate your AGI are provided with your income tax Form 1040 or 1040A.

  There are two additional rules when calculating AGI for purposes of Roth IRA contribution limits. First, if you are making a deductible contribution for the year to a Regular IRA, your AGI is reduced by the amount of the deduction. Second, if you are converting a Regular IRA to a Roth IRA in a year (see below), the amount includable in your income as a result of the conversion is not considered AGI when computing your Roth IRA contribution limit for the year. (Note: a bill pending in Congress might affect the first rule -- consult your tax advisor or the IRS for the latest developments.)

WHAT HAPPENS IF I CONTRIBUTE MORE THAN ALLOWED TO MY
ROTH IRA?
  The maximum contribution you can make to a Roth IRA generally is $2,000 or 100% of compensation or earned income, whichever is less. As noted above, your maximum is reduced by the amount of any contribution to a Regular IRA for the same year and may be further reduced if you have high AGI. Any amount contributed to the Roth IRA above the maximum is considered an "excess contribution."

  An excess contribution is subject to excise tax of 6% for each year it remains in the Roth IRA.

HOW CAN I CORRECT AN EXCESS CONTRIBUTION?
  Excess contributions may be corrected without paying a 6% penalty. To do so, you must withdraw the excess and any earnings on the excess before the due date (including extensions) for filing your federal income tax return for the year for which you made the excess contribution. Earnings on the amount withdrawn must also be withdrawn. The earnings must be included in your income for the tax year for which the contribution was made and may be subject to a 10% premature withdrawal tax if you have not reached age 59 1/2 (unless an exception to the 10% penalty tax applies).

WHAT HAPPENS IF I DON'T CORRECT THE EXCESS CONTRIBUTION BY THE TAX RETURN DUE DATE?
  Any excess contribution withdrawn after the tax return due date (including any extensions) for the year for which the contribution was made will be subject to the 6% excise tax. There will be an additional 6% excise tax for each year the excess remains in your account.

  Unless an excess contribution qualifies for the special treatment outlined above, the excess contribution and any earnings on it withdrawn after tax filing time will be includable in taxable income and may be subject to a 10% premature withdrawal penalty.

  You may reduce the excess contributions by making a withdrawal equal to the excess. Earnings need not be withdrawn. To the extent that no earnings are withdrawn, the withdrawal will not be subject to income taxes or possible penalties for premature withdrawals before age 59 1/2. Excess contributions may also be corrected in a subsequent year to the extent that you contribute less than your Roth IRA contribution limit for the subsequent year. As the prior excess contribution is reduced or eliminated, the 6% excise tax will become correspondingly reduced or eliminated for subsequent tax years.

CONVERSION OF EXISTING REGULAR IRA
CAN I CONVERT AN EXISTING REGULAR IRA INTO A ROTH IRA?
  Yes, starting in 1998 you can convert an existing Regular IRA into a Roth IRA if you meet the adjusted gross income (AGI) limits described below. Conversion may be accomplished either by establishing a Roth IRA and then transferring the amount in your Regular IRA you wish to convert to the new Roth IRA. Or, if you want to convert an existing Regular IRA with State Street Bank as custodian to a Roth IRA, you may give us directions to convert.

  You are eligible to convert a Regular IRA to a Roth IRA if, for the year of the conversion, your AGI is $100,000 or less. The same limit applies to married and single taxpayers, and the limit is not indexed to cost-of-living increases. Married taxpayers are eligible to convert a Regular IRA to a Roth IRA only if they file a joint income tax return; married taxpayers filing separately are not eligible to convert.

  NOTE: No contributions other than Roth IRA conversion contributions made during the same tax year may be deposited in a single Roth IRA conversion account.

  CAUTION: You should be extremely cautious in converting an existing IRA into a Roth IRA early in a year if there is any possibility that your AGI for the year will exceed $100,000. Although a bill pending in Congress would permit you to transfer amounts back to your Regular IRA if your AGI exceeds $100,000, under the current rules, if you have already converted during a year and you turn out to have more than $100,000 of AGI, there may be adverse tax results for you. Consult your tax advisor or the IRS for the latest developments.

WHAT ARE THE TAX RESULTS FROM CONVERTING?
  The taxable amount in your Regular IRA you convert to a Roth IRA will be considered taxable income on your federal income tax return for the year of the conversion. All amounts in a Regular IRA are taxable except for your prior non-deductible contributions to the Regular IRA.

  If you make the conversion during 1998, the taxable income is spread over four years. In other words, you would include one quarter of the taxable amount on your federal income tax return for 1998, 1999, 2000 and 2001.

SHOULD I CONVERT MY REGULAR IRA TO A ROTH IRA?
  Only you can answer this question, in consultation with your tax or financial advisors. A number of factors, including the following, may be relevant. Conversion may be advantageous if you expect to leave the converted funds on deposit in your Roth IRA for at least five years and to be able to withdraw the funds under circumstances that will not be taxable (see below). The benefits of converting will also depend on whether you expect to be in the same tax bracket when you withdraw from your Roth IRA as you are now. Also, conversion is based upon an assumption that Congress will not change the tax rules for withdrawals from Roth IRAs in the future, but his cannot be guaranteed.

TRANSFERS/ROLLOVERS
CAN I TRANSFER OR ROLL OVER A DISTRIBUTION I RECEIVE FROM MY EMPLOYER'S RETIREMENT PLAN INTO A ROTH IRA?
  Distributions from qualified employer-sponsored retirement plans or 403(b) arrangements (for employees of tax-exempt employers) are not eligible for rollover or direct transfer to a Roth IRA. However, in certain circumstances it may be possible to make a direct rollover of an eligible distribution to a Regular IRA and then to convert the Regular IRA to Roth IRA (see above). Consult your tax or financial advisor for further information on this possibility.

CAN I MAKE A ROLLOVER FROM MY ROTH IRA TO ANOTHER ROTH IRA?
  You may make a rollover from one Roth IRA to another Roth IRA you have or you establish to receive the rollover. Such a rollover must be completed within 60 days after the withdrawal from your first Roth IRA. After making a rollover from one Roth IRA to another, you must wait a full year (365 days) before you can make another such rollover. (However, you can instruct a Roth IRA custodian to transfer amounts directly to another Roth IRA custodian; such a direct transfer does not count as a rollover.)

HOW DO ROLLOVERS AFFECT MY ROTH IRA CONTRIBUTION LIMITS?
  Rollover contributions, if properly made, do not count toward the maximum contribution. Also, you may make a rollover from one Roth IRA to another even during a year when you are not eligible to contribute to a Roth IRA (for example, because your AGI for that year is too high).

WITHDRAWALS
WHEN CAN I MAKE WITHDRAWALS FROM MY ROTH IRA?
  You may withdraw from your Roth IRA at any time. If the withdrawal meets the requirements discussed below, it is tax-free. This means that you pay no federal income tax even though the withdrawal includes earnings or gains on your contributions while they were held in your Roth IRA.

WHEN MUST I START MAKING WITHDRAWALS?
  There are no rules on when you must start making withdrawals from your Roth IRA or on minimum required withdrawal amounts for any particular year during your lifetime. Unlike Regular IRAs, you are not required to start making withdrawals from a Roth IRA by the April 1 following the year in which you reach age 70 1/2.

  After your death, there are IRS rules on the timing and amount of distributions. In general, the amount in your Roth IRA must be distributed by the end of the fifth year after your death. However, distributions to a designated beneficiary that begin by the end of the year following the year of your death and that are paid over the life expectancy of the beneficiary satisfy the rules. Also, if your surviving spouse is your designated beneficiary, the spouse may defer the start of distributions until you would have reached age 70 1/2 had you lived.

WHAT ARE THE REQUIREMENTS FOR A TAX-FREE WITHDRAWAL?
  To be tax-free, a withdrawal from your Roth IRA must meet two requirements. First, the Roth IRA must have been open for 5 or more years before the withdrawal. Second, at least one of the following conditions must be satisfied:

  o You are age 59 1/2 or older when you make the withdrawal.

  o The withdrawal is made by your beneficiary after you die.

  o You are disabled (as defined in IRS rules) when you make the withdrawal.

  o You are using the withdrawal to cover eligible first time homebuyer expenses. These are the costs of purchasing, building or rebuilding a principal residence (including customary settlement, financing or closing costs). The purchaser may be you, your spouse or a child, grandchild, parent or grandparent of you or your spouse. An individual is considered a "first-time homebuyer" if the individual (or the individual's spouse, if married) did not have an ownership interest in a principal residence during the two-year period immediately preceding the acquisition in question. The withdrawal must be used for eligible expenses within 120 days after the withdrawal (if there is an unexpected delay, or cancellation of the home acquisition, a withdrawal may be redeposited as a rollover).

  There is a lifetime limit on eligible first-time homebuyer expenses of $10,000 per individual.

  For a Roth IRA that you set up with amounts rolled over or converted from a Regular IRA, the 5 year period begins with the year in which the conversion or rollover was made. (Note: a bill pending in Congress might affect this rule -- consult your tax advisor or the IRS for the latest developments.)

  For a Roth IRA that you started with a normal contribution, the 5 year period starts with the year for which you make the initial normal contribution.

HOW ARE WITHDRAWALS FROM MY ROTH IRA TAXED IF THE TAX-FREE REQUIREMENTS ARE NOT MET?
  If the qualified withdrawal requirements are not met, a withdrawal consisting of your own prior contribution amounts to your Roth IRA will not be considered taxable income in the year you receive it, nor will the 10% penalty apply. To the extent that the nonqualified withdrawal consists of dividends or gains while your contributions were held in your Roth IRA, the withdrawal is includable in your gross income in the taxable year you receive it, and may be subject to the 10% withdrawal penalty. All amounts withdrawn from your Roth IRA are considered withdrawals of your contributions until you have withdrawn the entire amount you have contributed. After that, all amounts withdrawn are considered taxable withdrawals of dividends and gains.

  Note that, for purposes of determining what portion of any distribution is includable in income, all of your Roth IRA accounts are considered as one single account. Amounts withdrawn from any one Roth IRA account are deemed to be withdrawn from contributions first. Since all your Roth IRAs are considered to be one account for this purpose, withdrawals from Roth IRA accounts are not considered to be from earnings or interest until an amount equal to all contributions made to all of an individual's Roth IRA accounts is withdrawn. The following example illustrates this:

  A single individual contributes $1,000 a year to his State Street Bank and Trust Company Roth IRA account and $1,000 a year to the Brand X Roth IRA account over a period of ten years. At the end of 10 years his account balances are as follows:

                                           PRINCIPAL
                                         CONTRIBUTIONS        EARNINGS

STATE STREET BANK ROTH IRA                  $10,000           $10,000
BRAND X ROTH IRA                            $10,000           $10,000
                                            -------           -------
TOTAL                                       $20,000           $20,000

  At the end of 10 years, this person has $40,000 in both Roth IRA accounts, of which $20,000 represents his contributions (aggregated) and $20,000 represents his earnings (aggregated). This individual, who is 40, withdraws $15,000 from his Brand X Roth IRA (not a qualified withdrawal). We look to the aggregate amount of all principal contributions -- in this case $20,000 -- to determine if the withdrawal is from contributions, and thus non-taxable. In this example, there is no ($0) taxable income as a result of this withdrawal because the $15,000 withdrawal is less than the total amount of aggregated contributions ($20,000). If this individual then withdrew $15,000 from his State Street Bank Roth IRA, $5,000 would not be taxable (the remaining aggregate contributions) and $10,000 would be treated as taxable income for the year of the withdrawal, subject to regular income taxes and the 10% premature withdrawal penalty (unless an exception applies).

  NOTE: If passed, a bill currently pending in Congress will change the rules and the results discussed above. Under the proposed legislation, in general, separate Roth IRAs established for annual contributions and conversions for separate years are not aggregated as explained above to determine the tax on withdrawals. See your tax advisor for more information and the latest developments.

  Taxable withdrawals of dividends and gains from a Roth IRA are treated as ordinary income. Withdrawals of taxable amounts from a Roth IRA are not eligible for averaging treatment currently available to certain lump sum distributions from qualified employer-sponsored retirement plans, nor are such withdrawals eligible for taxable gains tax treatment.

  Your receipt of any taxable withdrawal from your Roth IRA before you attain age 59 1/2 generally will be considered as an early withdrawal and subject to a 10% penalty tax.

  The 10% penalty tax for early withdrawal will not apply if any of the following exceptions applies:

  -- The withdrawal was a result of your death or disability.

  -- The withdrawal is one of a scheduled series of substantially equal periodic payments for your life or life expectancy (or the joint lives or life expectancies of you and your beneficiary).

    If there is an adjustment to the scheduled series of payments, the 10% penalty tax will apply. For example, if you begin receiving payments at age 50 under a withdrawal program providing for substantially equal payments over your life expectancy, and at age 58 you elect to withdraw the remaining amount in your Roth IRA in a lump-sum, the 10% penalty tax will apply to the lump sum and to the amounts previously paid to you before age 59 1/2 to the extent they were includable in your taxable income.

  -- The withdrawal is used to pay eligible higher education expenses. These are expenses for tuition, fees, books, and supplies required to attend an institution for post-secondary education. Room and board expenses are also eligible for a student attending at least half-time. The student may be you, your spouse, or your child or grandchild. However, expenses that are paid for with a scholarship or other educational assistance payment are not eligible expenses.

  -- The withdrawal is used to cover eligible first time homebuyer expenses
     (as described above in the discussion of tax-free withdrawals).

  -- The withdrawal does not exceed the amount of your deductible medical expenses for the year (generally speaking, medical expenses paid during a year are deductible if they are greater than 7 1/2% of your adjusted gross income for that year).

  -- The withdrawal does not exceed the amount you paid for health insurance coverage for yourself, your spouse and dependents. This exception applies only if you have been unemployed and received federal or state unemployment compensation payments for at least 12 weeks; this exception applies to distributions during the year in which you received the unemployment compensation and during the following year, but not to any distributions received after you have been reemployed for at least 60 days.

WHAT ABOUT THE 15 PERCENT PENALTY TAX?
  The rule imposing a 15% penalty tax on very large withdrawals from tax-favored arrangements (including IRAs, 403(b) arrangements and qualified employer-sponsored plans), or on excess amounts remaining in such tax-favored arrangements at your death, has been repealed. This 15% tax no longer applies.

IMPORTANT: The discussion of the tax rules for Roth IRAs in this Disclosure Statement is based upon the best available information. However, Roth IRAs are new under the tax laws, and the IRS has not issued regulations or rulings on the operation and tax treatment of Roth IRA accounts. Also, if enacted, legislation now pending in Congress will change some of the rules. Therefore, you should consult your tax advisor for the latest developments or for advice about how maintaining a Roth IRA will affect your personal tax or financial situation.

  Also, please see Part Three which contains important information applicable to ALL State Street Bank and Trust Company IRAs.

              PART THREE: RULES FOR ALL IRAS (REGULAR AND ROTH)

GENERAL INFORMATION
IRA REQUIREMENTS
  All IRAs must meet certain requirements. Contributions generally must be made in cash. The IRA trustee or custodian must be a bank or other person who has been approved by the Secretary of the Treasury. Your contributions may not be invested in life insurance or collectibles or be commingled with other property except in a common trust or investment fund. Your interest in the account must be nonforfeitable at all times. You may obtain further information on IRAs from any district office of the Internal Revenue Service.

MAY I REVOKE MY IRA?
  You may revoke a newly established Regular or Roth IRA at any time within seven days after the date on which you receive this Disclosure Statement. A Regular or Roth IRA established more than seven days after the date of your receipt of this Disclosure Statement may not be revoked.

  To revoke your Regular or Roth IRA, mail or deliver a written notice of revocation to the Custodian at the address which appears at the end of this Disclosure Statement. Mailed notice will be deemed given on the date that it is postmarked (or, if sent by certified or registered mail, on the date of certification or registration). If you revoke your Regular or Roth IRA within the seven-day period, you are entitled to a return of the entire amount you originally contributed into your Regular or Roth IRA, without adjustment for such items as sales charges, administrative expenses or fluctuations in market value.

INVESTMENTS
HOW ARE MY IRA CONTRIBUTIONS INVESTED?
  You control the investment and reinvestment of contributions to your Regular or Roth IRA. Investments must be in one or more of the Fund(s) available from time to time as listed in the Adoption Agreement for your Regular or Roth IRA or in an investment selection form provided with your Adoption Agreement or from the Fund Distributor or Service Company. You direct the investment of your IRA by giving your investment instructions to the Distributor or Service Company for the Fund(s). Since you control the investment of your Regular or Roth IRA, you are responsible for any losses; neither the Custodian, the Distributor nor the Service Company has any responsibility for any loss or diminution in value occasioned by your exercise of investment control. Transactions for your Regular or Roth IRA will generally be at the applicable public offering price or net asset value for shares of the Fund(s) involved next established after the Distributor or the Service Company (whichever may apply) receives proper investment instructions from you; consult the current prospectus for the Fund(s) involved for additional information.

  Before making any investment, read carefully the current prospectus for any Fund you are considering as an investment for your Regular IRA or Roth IRA. The prospectus will contain information about the Fund's investment objectives and policies, as well as any minimum initial investment or minimum balance requirements and any sales, redemption or other charges.

  Because you control the selection of investments for your Regular or Roth IRA and because mutual fund shares fluctuate in value, the growth in value of your Regular or Roth IRA cannot be guaranteed or projected.

ARE THERE ANY RESTRICTIONS ON THE USE OF MY IRA ASSETS?
  The tax-exempt status of your Regular or Roth IRA will be revoked if you engage in any of the prohibited transactions listed in Section 4975 of the tax code. Upon such revocation, your Regular or Roth IRA is treated as distributing its assets to you. The taxable portion of the amount in your IRA will be subject to income tax (unless, in the case of a Roth IRA, the requirements for a tax-free withdrawal are satisfied). Also, you may be subject to a 10% penalty tax on the taxable amount as a premature withdrawal if you have not yet reached the age of 59 1/2.

  Any investment in a collectible (for example, rare stamps) by your Regular or Roth IRA is treated as a withdrawal; the only exception involves certain types of government-sponsored coins or certain types of precious metal bullion.

WHAT IS A PROHIBITED TRANSACTION?
  Generally, a prohibited transaction is any improper use of the assets in your Regular or Roth IRA. Some examples of prohibited transactions are:

  -- Direct or indirect sale or exchange of property between you and your Regular or Roth IRA.

  -- Transfer of any property from your Regular or Roth IRA to yourself or from yourself to your Regular or Roth IRA.

  Your Regular or Roth IRA could lose its tax exempt status if you use all or part of your interest in your Regular or Roth IRA as security for a loan or borrow any money from your Regular or Roth IRA. Any portion of your Regular or Roth IRA used as security for a loan will be treated as a distribution in the year in which the money is borrowed. This amount may be taxable and you may also be subject to the 10% premature withdrawal penalty on the taxable amount.

FEES AND EXPENSES
CUSTODIAN'S FEES
  The following is a list of the fees charged by the Custodian for maintaining either a Regular IRA or a Roth IRA.

  Annual Maintenance Fee per account                                  $10.00
  Termination, Rollover, or Transfer of
    Account to Successor Custodian                                    $10.00

GENERAL FEE POLICIES

  -- Fees may be paid by you directly, or the Custodian may deduct them from your Regular or Roth IRA.

  -- Fees may be changed upon 30 days written notice to you.

  -- The full annual maintenance fee will be charged for any calendar year during which you have a Regular or Roth IRA with us. This fee is not prorated for periods of less than one full year.

  -- If provided for in this Disclosure Statement or the Adoption Agreement, termination fees are charged when your account is closed whether the funds are distributed to you or transferred to a successor custodian or trustee.

  -- The Custodian may charge you for its reasonable expenses for services not covered by its fee schedule.

OTHER CHARGES

  -- There may be sales or other charges associated with the purchase or redemption of shares of a Fund in which your Regular IRA or Roth IRA is invested. Before investing, be sure to read carefully the current prospectus of any Fund you are considering as an investment for your Regular IRA or Roth IRA for a description of applicable charges.

TAX MATTERS
WHAT IRA REPORTS DOES THE CUSTODIAN ISSUE?
  The Custodian will report all withdrawals to the IRS and the recipient on the appropriate form. For reporting purposes, a direct transfer of assets to a successor custodian or trustee is not considered a withdrawal.

  The Custodian will report to the IRS the year-end value of your account and the amount of any rollover (including conversions of a Regular IRA to a Roth
IRA) or regular contribution made during a calendar year, as well as the tax year for which a contribution is made. Unless the Custodian receives an indication from you to the contrary, it will treat any amount as a contribution for the tax year in which it is received. It is most important that a contribution between January and April 15th for the prior year be clearly designated as such.

WHAT TAX INFORMATION MUST I REPORT TO THE IRS?
  You must file Form 5329 with the IRS for each taxable year for which you made an excess contribution or you take a premature withdrawal that is subject to the 10% penalty tax, or you withdraw less than the minimum amount required from your Regular IRA. If your beneficiary fails to make required minimum withdrawals from your Regular or Roth IRA after your death, your beneficiary may be subject to an excise tax and be required to file Form 5329.

  For Regular IRAs, you must also report each nondeductible contribution to the IRS by designating it a nondeductible contribution on your tax return. Use Form 8606. In addition, for any year in which you make a nondeductible contribution or take a withdrawal, you must include additional information on your tax return. The information required includes: (1) the amount of your nondeductible contributions for that year; (2) the amount of withdrawals from Regular IRAs in that year; (3) the amount by which your total nondeductible contributions for all the years exceed the total amount of your distributions previously excluded from gross income; and (4) the total value of all your Regular IRAs as of the end of the year. If you fail to report any of this information, the IRS will assume that all your contributions were deductible. This will result in the taxation of the portion of your withdrawals that should be treated as a nontaxable return of your nondeductible contributions.

WHICH WITHDRAWALS ARE SUBJECT TO WITHHOLDING?

ROTH IRA
  Federal income tax will be withheld at a flat rate of 10% of any taxable withdrawal from your Roth IRA, unless you elect not to have tax withheld. Withdrawals from a Roth IRA are not subject to the mandatory 20% income tax withholding that applies to most distributions from qualified plans or 403(b) accounts that are not directly rolled over to another plan or IRA.

REGULAR IRA
  Federal income tax will be withheld at a flat rate of 10% from any withdrawal from your Regular IRA, unless you elect not to have tax withheld. Withdrawals from a Regular IRA are not subject to the mandatory 20% income tax withholding that applies to most distributions from qualified plans or 403(b) accounts that are not directly rolled over to another plan or IRA.

ACCOUNT TERMINATION
  You may terminate your Regular IRA or Roth IRA at any time after its establishment by sending a completed withdrawal form (or other withdrawal instructions in a form acceptable to the Custodian), or a transfer authorization form, to:
                             Century Shares Trust
                                P.O. Box 8329
                            Boston, MA 02266-8329

  Your Regular IRA or Roth IRA with State Street Bank will terminate upon the first to occur of the following:

  -- The date your properly executed withdrawal form or instructions (as described above) withdrawing your total Regular IRA or Roth IRA balance is received and accepted by the Custodian or, if later, the termination date specified in the withdrawal form.

  -- The date the Regular IRA or Roth IRA ceases to qualify under the tax code. This will be deemed a termination.

  -- The transfer of the Regular IRA or Roth IRA to another custodian/trustee.

  -- The rollover of the amounts in the Regular IRA or Roth IRA to another custodian/trustee.

  Any outstanding fees must be received prior to such a termination of your account.

  The amount you receive from your IRA upon termination of the account will be treated as a withdrawal, and thus the rules relating to Regular IRA or Roth IRA withdrawals will apply. For example, if the IRA is terminated before you reach age 59 1/2, the 10% early withdrawal penalty may apply to the taxable amount you receive.

IRA DOCUMENTS
REGULAR IRA
  The terms contained in Articles I to VII of Part One of the State Street Bank and Trust Company Universal Individual Retirement Custodial Account document have been promulgated by the IRS in Form 5305-A for use in establishing a Regular IRA Custodial Account that meets the requirements of Code Section 408(a) for a valid Regular IRA. This IRS approval relates only to the form of Articles I to VII and is not an approval of the merits of the Regular IRA or of any investment permitted by the Regular IRA.

ROTH IRA
  The terms contained in Articles I to VII of Part Two of the State Street Bank and Trust Company Universal Individual Retirement Account Custodial Agreement have been promulgated by the IRS in Form 5305-RA for use in establishing a Roth IRA Custodial Account that meets the requirements of Code
Section 408A for a valid Roth IRA. This IRS approval relates only to the form of Articles I to VII and is not an approval of the merits of the Roth IRA or of any investment permitted by the Roth IRA.

  Based on our legal advice relating to current tax laws and IRS meetings, State Street Bank believes that the use of a Universal Individual Retirement Account Information Kit such as this, containing information and documents for both a Regular IRA or a Roth IRA, will be acceptable to the IRS. However, if the IRS makes a ruling, or if Congress enacts legislation, regarding the use of different documentation, State Street Bank will forward to you new documentation for your Regular IRA or a Roth IRA (as appropriate) for you to read and, if necessary, an appropriate new Adoption Agreement to sign. By adopting a Regular IRA or a Roth IRA using these materials, you acknowledge this possibility and agree to this procedure if necessary. In all cases, to the extent permitted State Street Bank will treat your IRA as being opened on the date your account was opened using the Adoption Agreement in this Kit.

ADDITIONAL INFORMATION
  For additional information you may write to the following address or call the following telephone number.

                             Century Shares Trust
                                P.O. Box 8329
                            Boston, MA 02266-8329
                                 800-321-1928